UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23282

PFM MULTI-MANAGER SERIES TRUST

(Exact name of registrant as specified in charter)

213 Market Street, Harrisburg, Pennsylvania 17101-2141

(Address of principal executive offices) (zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Copy to:

Jonathan Kopcsik, Esq.

Stradley Ronon Stevens & Young LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania, 19103-7018

Registrant’s telephone number, including area code: (883) 736-6678

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a)	The Reports to Shareholders are attached hereto.

(b)	Not applicable.

PFM MULTI-MANAGER SERIES TRUST
ANNUAL REPORT
SEPTEMBER 30, 2021

For further information on the PFM Multi-Manager Series Trust (the “Trust”) portfolios, call 1-833-736-6678 or visit us online at https://mmst.pfmam.com

This annual report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus can be obtained from PFM Fund Distributors, Inc., the Trust’s Distributor. The prospectus provides more complete information including charges and expenses. Please read the prospectus carefully before investing.
The Trust will file its complete schedule of investments with the SEC for the last month of the Fund’s first or third fiscal quarters on form N-PORT. The Trust’s Form N-PORT filings are available (i) without charge, upon request, by calling the Trust at 1-833-736-6678, (ii) on the Trust’s website at https://mmst.pfmam.com or (iii) on the SEC’s website at http://www.sec.gov.
The Trust has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Trust has adopted to determine how to vote proxies relating to portfolio securities are contained in the Trust’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Trust at 1-833-736-6678, (ii) on the Trust’s website at https://mmst.pfmam.com or (iii) on the SEC’s website at www.sec.gov. Information regarding the Trust’s proxy voting policies and procedures, as well as information regarding how the Trust voted proxies, if any, during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-833-736-6678 (toll free), or (2) on the website of the SEC at www.sec.gov.

Message from the Adviser (unaudited)

We are pleased to present the Annual Report for the PFM Multi-Manager Series Trust (the “Trust”) and the Trust’s PFM Multi-Manager Domestic Equity Fund (“Domestic Equity Fund”), PFM Multi-Manager International Equity Fund (“International Equity Fund”) and PFM Multi-Manager Fixed-Income Fund (“Fixed Income Fund) (each a “Fund” and, collectively, the “Funds”), for the year ended September 30, 2021.
During the fiscal year ending September 30, 2021 the U.S. and global economies continued to recover from the COVID-19 pandemic. Helped by extraordinary fiscal and monetary responses, U.S. gross domestic product (“GDP”) recovered its losses by the middle of 2021. As the economy continued to recover, the unemployment rate dropped and job openings swelled to record levels, leading to more job openings than people unemployed. Even as the economy recovered, with GDP growing 33.8%, 4.5%, 6.3%, 6.6% and 2.0% each quarter from 3rd quarter 2020 through 3rd quarter 2021, respectively, the fiscal and monetary authorities believed that continued economic support was necessary. The strong economic growth was largely driven by personal consumption as enhanced unemployment benefits and stimulus checks filled consumers’ coffers. Disposable personal income and household net worth climbed to all-time highs.
One side effect of the extraordinary support is a pickup in inflation. While inflation had been stable and moderate, consumer price index (“CPI”) increased significantly. Higher inflation is a risk for both consumers and corporations. Corporate profit margins may come under pressure since the producer price index (“PPI”) is running ahead of CPI. Despite higher-than-expected inflation, helped by a strong rebound in corporate profits, equities continued to rally in 2021. While it typically takes approximately three years for corporate profits to recover losses suffered during a recession, S&P 500 profits surpassed the previous high in a little over one year. Credit markets, both investment grade and high yield, also rallied and spreads tightened to historical lows. The fiscal response to the global pandemic led to national debt rising to unpreceded levels. High debt levels, combined with less favorable demographics, will likely result in lower interest rates going forward. The Federal Open Market Committee (“FOMC”) projects a terminal rate of 2.5% for the fed funds rate versus 5.25% immediately prior to the financial crisis and 5.6% average fed funds rate from 1954 to 2007. Currently, market expectations are that the terminal fed funds rate is less than 2%.
As the global economy continues to recover, central banks are expected to begin to reduce monetary accommodation at a “measured pace.” Some emerging market (“EM”) central banks have already started to raise interest rates. Market expectations are that the Fed will begin to hike rates in 2022. This will impact fixed income returns over the next several years. Despite rising interest rates, we believe equities and other economically sensitive investments will likely outperform interest rate sensitive fixed income such as Treasuries. Continuing lower interest rates should support higher than average valuations across different asset classes. While we expect the Federal Reserve (“Fed”) to be patient in raising interest rates, the risk is that current high inflation does not moderate and the Fed is forced to raise rates more aggressively. The Fed has taken the view that current high inflation is temporary. We believe this is partly true. We do expect inflation to moderate, but believe inflation is likely to remain elevated versus what we experienced since the financial crisis. One possible driver of continuing elevated inflation is the housing market. The calculation of CPI seems to be underestimating inflation for housing. While the owner equivalent rent of CPI is running at approximately 2.6%, home prices are increasing at double digits and rents are increasing at 9% or 10%, with reports that some markets such as New York City where renters were offered concessions to sign leases are now experiencing low vacancy rates for apartments.
Economies outside of the U.S. are also expected to continue to recover in 2022. The EuroZone, which initially stumbled in dealing with the pandemic, is expected to see improving growth in 2022. The evolution of the EuroZone will likely be impacted by German politics, which will likely have a center-left governing coalition following the retirement of Angela Merkel. Japan also enters 2022 with a new government. Following the resignation of Prime Minister Suga, Fumio Kishida was selected to replace him. It is too soon to reach any conclusions as to what to expect from Kishida and we will be closely monitoring developments in Japan for signs that its multi-decade long sluggish economic performance is ending and replaced with a more dynamic economy.
While rising debt in China has been a topic of discussion for a number of years, the issue took on more urgency in 2021 as Evergrande, a major real estate developer, began to default on its debt. We have been cautious on China for a while, due to its rising debt levels and its domestic and foreign policies. We believe that going forward, risks to investing in China are likely to be higher than what investors experienced in the past.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   1

While we expect the U.S. and global economy to continue to recover, uncertainty remains high. Consistent with previous global pandemics, the COVID-19 pandemic has spread in multiple waves as the virus mutated. Toward the end of calendar year 2021, a third major wave negatively impacted the economic recovery due to the “Delta Variant.” It is uncertain when we will finally be able to put the pandemic behind us. We will continue to monitor economic and capital market fundamentals and manage the Funds accordingly.
Respectfully,
PFM Asset Management LLC
November 2, 2021
2   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Management Discussion of Fund Performance (unaudited)

PFM Multi-Manager Domestic Equity Fund Review
The PFM Multi-Manager Domestic Equity Fund (“Domestic Equity Fund” or the “Fund”) uses a multi-manager approach. PFM allocates assets directly to one or more sub-advisers who act independently and in keeping with their distinct investment styles and to ETFs and mutual funds. Assets are primarily invested in U.S. equities. The Fund utilized the following sub-advisers as of September 30, 2021: Champlain Investment Partners LLC, Jacobs Levy Equity Management, Nuance Investments, LLC, and Vaughan Nelson Investment Management, L.P. As of September 30, 2021, the Fund also was invested in the Vanguard Total Stock Market ETF.
The Domestic Equity Fund returned 33.08% for the year ending September 30, 2021, exceeding the Russell 3000 Index benchmark of 31.86% for the same period. The Domestic Equity Fund commenced operations on December 29, 2017 with initial seed investment invested into the State Street Institutional Treasury Money Market Fund until implementation of the investment strategy began in mid-May 2018. Since inception, the Fund has returned 14.76% vs a benchmark return of 15.45%.
For the 12 months ending September 30, 2021, the outperformance was a result of strong stock selection, specifically in information technology and healthcare. Cash exposure and overweight to healthcare slightly detracted from performance. For the year, Vaughan Nelson Investment Management and Jacobs Levy Equity Management added alpha over their respective benchmarks while Champlain Investment Partners LLC and Nuance Investments lagged.
PFM Multi-Manager Domestic Equity Fund Investment Sub-Advisers
	Fund Assets Managed As of 9/30/21
Investment Sub-Adviser	(%)	($ Million)	Investment Strategy
Champlain Investment Partners, LLC	9.2	78.0	Active U.S. Mid-Cap
Jacobs Levy Equity Management, Inc.	3.1	25.8	Active U.S. Small-Cap
Nuance Investments, LLC	10.0	84.9	Active U.S. All-Cap
Vaughan Nelson Investment Management, L.P.	12.8	108.2	Active U.S. All-Cap

Note: Fund assets % column does not add up to 100% due to assets invested in the Vanguard Total Stock Market ETF and Fund level cash.
PFM Multi-Manager Domestic Equity Fund Profile
Sector Diversification	%
Communication Services	8.6
Consumer Discretionary	10.0
Consumer Staples	6.1
Energy	2.3
Financials	12.6
Health Care	15.4
Industrials	10.6
Information Technology	24.9
Materials	2.4
Real Estate	3.4
Utilities	2.9
Cash Equivalents and Other	0.9

Note: Percentages above are inclusive of underlying exposures within the Vanguard Total Stock Market ETF and may differ from percentages reflected in the Schedule of Investments.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   3

PFM Multi-Manager Domestic Equity Fund Performance Summary
Implementation of the investment strategy began on May 16, 2018. All assets were held in cash equivalents in the interim between inception (December 29, 2017) and implementation. Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain the performance of the Fund as of the most recent completed calendar month, please visit https://mmst.pfmam.com. The returns assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.
Cumulative Performance: December 29, 2017(1) through September 30, 2021
Initial Investment of $10,000
Performance as of 9/30/2021	One Year	Since Inception(1)
PFM Multi-Manager Domestic Equity Fund	33.08%	14.76%
Russell 3000 Index(2)	31.86%	15.45%

(1)
Commencement of operations occurred on December 29, 2017.

(2)
The Russell 3000 Index is a float-adjusted, market-capitalization weighted equity index that encompasses the top 3,000 stocks (ranked by total market capitalization) traded in the U.S. market and represents large, mid and small-cap stocks capturing approximately 99% of the investable universe. The index is based on the FTSE Russell Index Policies and FTSE Russell is the index provider. The index is reconstituted annually on the last Friday in June (based on ranking in May) unless the last Friday is on the 29th or 30th when reconstitution will occur on the previous Friday. The index is also reviewed on the third Friday of March, September and December for quarterly share changes, free float updates and IPO additions. As of September 30, 2021, the index consisted of 3,052 constituents.

4   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

PFM Multi-Manager International Equity Fund Review
The PFM Multi-Manager International Equity Fund (“International Equity Fund” or the “Fund”) uses a multi-manager approach. PFM allocates assets directly to one or more sub-advisers who act independently and in keeping with their distinct investment styles and to ETFs and mutual funds. Assets are primarily invested in non-U.S. equities. The Fund utilized the following sub-advisers as of September 30, 2021: Acadian Asset Management LLC, Aristotle Capital Management, LLC, Kayne Anderson Rudnick Investment Management LLC, Lazard Asset Management LLC, Schroder Investment Management North America, Inc., and WCM Investment Management LLC. As of September 30, 2021, the Fund also was invested in the iShares Core MSCI Total International Stock ETF and Artisan International Small-Mid Fund.
The International Equity Fund returned 24.86% for the year ending September 30, 2021, outperforming the MSCI All Country World ex-U.S. Index benchmark return of 23.91% for the same period. The International Equity Fund commenced operations on December 29, 2017 with initial seed investment invested into the State Street Institutional Treasury Money Market Fund until implementation of the investment strategy in mid-May 2018. Since inception, the fund has returned 6.07% vs 5.58% for the benchmark.
In April 2021, Kayne Anderson Rudnick Investment Management LLC was added to the Fund as a subadvisor to replace JO Hambro Capital Management Limited as a subadvisor managing active international small cap strategy.
For the 12 months ending September 30, 2021, the outperformance of the Fund over its benchmark was a result of strong stock selection across consumer discretionary, consumer staples and healthcare. WCM Investment Management and Aristotle Capital Management LLC were the best contributors to the outperformance. JO Hambro Capital International detracted the most and was replaced by Kayne Anderson Rudnick Investment Management LLC during the year.
PFM Multi-Manager International Equity Fund Investment Sub-Advisers
	Fund Assets Managed As of 9/30/21
Investment Sub-Adviser	(%)	($ Million)	Investment Strategy
Acadian Asset Management	11.8	80.1	Active International Developed Markets
Aristotle Capital Management, LLC	12.2	82.9	Active International Developed Markets
Kayne Anderson Rudnick Investment Management	6.0	40.8	Active International Small-Cap
Lazard Asset Management LLC	5.7	38.6	Active Total International Markets
Schroder Investment Management N.A.	7.2	49.1	Global Emerging Markets
WCM Investment Management	15.2	103.2	Active Total International Markets

Note: Fund assets % column does not add up to 100% due to assets invested in the iShares Core MSCI Total International Stock ETF, Artisan International Small-Mid Fund and Fund level cash.
PFM Multi-Manager International Equity Fund Profile
Region Diversification	%
Europe & Middle East ex U.K.	35.7
U.K.	7.7
Pacific ex Japan	9.7
North America	8.5
Japan	13.3
EM Europe, Middle East & Africa	2.9
EM Asia	17.2
EM Latin America	2.8
Cash Equivalents and Other	2.2
Sector Diversification	%
Communication Services	5.0
Consumer Discretionary	13.4
Consumer Staples	8.5
Energy	3.4
Financials	13.9
Health Care	11.6
Industrials	15.4
Information Technology	17.4
Materials	6.5
Real Estate	1.7
Utilities	1.6
Cash Equivalents and Other	1.6

Note: Percentages above are inclusive of underlying exposures within the iShares Core MSCI Total International Stock ETF and Artisan International Small-Mid Fund and may differ from percentages reflected in the Schedule of Investments.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   5

PFM Multi-Manager International Equity Fund Performance Summary
Implementation of the investment strategy began on May 16, 2018. All assets were held in cash equivalents in the interim between inception (December 29, 2017) and implementation. Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain the performance of the Fund as of the most recent completed calendar month, please visit https://mmst.pfmam.com. The returns assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.
Cumulative Performance: December 29, 2017(1) through September 30, 2021
Initial Investment of $10,000
Performance as of 9/30/2021	One Year	Since Inception(1)
PFM Multi-Manager International Equity Fund	24.86%	6.07%
MSCI All Country World ex-U.S. Index(2)	23.91%	5.58%

(1)
Commencement of operations occurred on December 29, 2017.

(2)
The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 developed market countries (excluding the United States) and 27 emerging markets countries. The index covers approximately the top 85% by market capitalization of the global equity opportunity set outside the United States. The index is based on the MSCI Global Investable Market Indexes Methodology and MSCI Inc. is the index provider. The index is reviewed quarterly (February, May, August and November). During the May and November semi-annual index reviews, the index is rebalanced and the large and mid-capitalization cutoff points are recalculated. As of September 30, 2021, the index consisted of 2,354 constituents.

6   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

PFM Multi-Manager Fixed Income Fund Review
The PFM Multi-Manager Fixed-Income Fund (“Fixed-Income Fund” or the “Fund”) uses a multi-manager approach. PFMAM allocates assets directly to one or more sub-advisers who act independently and invest Fund assets in keeping with their distinct investment styles and to ETFs and mutual funds . Assets are primarily invested in fixed-income securities and in derivatives and other instruments that have similar economic characteristics. The Fund utilized the following sub-advisers as of September 30, 2021: Brown Brothers Harriman & Co., PineBridge Investments LLC, PGIM, Inc., and Teachers Advisors, LLC. At September 30, 2021 the Fund was also invested in the Brandywine Global High Yield Fund, iShares Core U.S. Aggregate Bond ETF, iShares J.P. Morgan USD Emerging Markets Bond ETF, and Mainstay MacKay High Yield Corporate Bond Fund.
For the 12 months ended September 30, 2021 the Fund returned 1.23%, well ahead of the Bloomberg U.S. Aggregate Index benchmark of -0.90% for the same period. The Fund commenced operations on December 29, 2017 with initial seed capital invested into the State Street Institutional Treasury Money Market Fund until implementation of the investment strategy began in mid-May 2018. Since inception the Fund has an annualized return of 4.71% versus 3.84 for the benchmark.
For the trailing year ended September 30, 2021, the two active core fixed income strategy sub-advisers, PGIM, Inc. and Teachers Advisors LLC, contributed to outperformance. Additionally, allocations to credit (investment grade and high yield) and emerging markets debt contributed to performance. Other actively managed sub-advisers Brown Brothers Harriman & Co. and PineBridge Investments LLC outperformed their respective benchmarks. Slightly detracting from performance over the trailing year was pricing on passive ETF allocations.
PFM Multi-Manager Fixed Income Fund Investment Sub-Advisers
	Fund Assets Managed As of 9/30/21
Investment Sub-Adviser	(%)	($ Million)	Investment Strategy
Brown Brothers Harriman & Co.	9.1	74.7	Active Securitized Assets
PineBridge Investment LLC	5.1	41.9	Active Investment Grade Credit
PGIM, Inc.	39.7	325.9	Active Investment Grade Core
Teachers Advisors, LLC	36.7	301.5	Active Investment Grade Core

Note: Fund assets % column does not add up to 100% due to assets invested in the Brandywine Global High Yield Fund, iShares Core U.S. Aggregate Bond ETF, iShares J.P. Morgan USD Emerging Markets Bond ETF, Mainstay MacKay High Yield Corporate Bond Fund and Fund level cash.
PFM Multi-Manager Fixed Income Fund Profile
Sector Diversification	%
US Government & Related	12.3
Municipal / Local Authority	1.5
Asset Backed Securities	9.5
Collateralized Loan Obligations	6.6
Mortgage-Related	26.9
Investment Grade Corporates	28.7
High Yield Corporates	7.0
Emerging Markets Debt	6.1
Cash Equivalents and Other	1.5
Credit Quality Diversification	%
AAA	42.1
AA	5.9
A	15.6
BBB	20.8
BB	5.7
B	3.2
Below B	0.8
Cash & Not Rated	5.9

Note: Percentages above are inclusive of underlying exposures within the Brandywine Global High Yield Fund, iShares Core U.S. Aggregate Bond ETF, iShares J.P. Morgan USD Emerging Markets Bond ETF, and Mainstay MacKay High Yield Corporate Bond Fund and may differ from percentages reflected in the Schedule of Investments.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   7

PFM Multi-Manager Fixed Income Fund Performance Summary
Implementation of the investment strategy began on May 16, 2018. All assets were held in cash equivalents in the interim between inception (December 29, 2017) and implementation. Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain the performance of the Fund as of the most recent completed calendar month, please visit https://mmst.pfmam.com. The returns assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.
Cumulative Performance: December 29, 2017(1) through September 30, 2021
Initial Investment of $10,000
Performance as of 9/30/2021	One Year	Since Inception(1)
PFM Multi-Manager Fixed Income Fund	1.23%	4.71%
Bloomberg U.S. Aggregate Index(2)	-0.90%	3.84%

(1)
Commencement of operations occurred on December 29, 2017

(2)
The Bloomberg U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related, corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). To be included issues must have at least one year until final maturity and a minimum par amount outstanding that varies based on sector. For each index, Bloomberg maintains two universes of securities: the Returns (Backward) and the Projected (Forward) Universes. The composition of the Returns Universe is rebalanced at each month-end and represents the fixed set of bonds on which index returns are calculated for the next month. The Projected Universe is a forward-looking projection that changes daily to reflect issues dropping out of and entering the index but is not used for return calculations. On the last business day of the month (the rebalancing date), the composition of the latest Projected Universe becomes the Returns Universe for the following month. As of September 30, 2021, the index consisted of 12,226 constituents.

8   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Domestic Equity Fund

Investments	Shares	Value
COMMON STOCKS – 34.2%
COMMUNICATION SERVICES – 2.0%
Alphabet, Inc., Class A(a)	2,734	$7,309,403
ATN International, Inc.	968	45,351
Cogent Communications Holdings, Inc.	45,497	3,223,007
comScore, Inc.(a)	6,480	25,272
Consolidated Communications Holdings, Inc.(a)	494	4,540
Cumulus Media, Inc., Class A(a)	395	4,839
DHI Group, Inc.(a)	5,047	24,024
Facebook, Inc., Class A(a)	17,750	6,024,172
Marchex, Inc., Class B(a)	1,741	5,197
Ooma, Inc.(a)	1,421	26,445
Travelzoo(a)	2,763	32,051
WideOpenWest, Inc.(a)	3,118	61,269
Yelp, Inc.(a)	2,221	82,710
Total Communication Services		16,868,280
CONSUMER DISCRETIONARY – 2.0%
Aaron’s Co., Inc. (The)	7,315	201,455
Abercrombie & Fitch Co., Class A(a)	6,214	233,833
Advance Auto Parts, Inc.	9,600	2,005,344
Amazon.com, Inc.(a)	1,678	5,512,297
American Axle & Manufacturing Holdings, Inc.(a)	20,885	183,997
American Public Education, Inc.(a)	5,097	130,534
Cooper-Standard Holdings, Inc.(a)	1,226	26,862
Crocs, Inc.(a)	8,455	1,213,124
Dillard’s, Inc., Class A	291	50,203
Genesco, Inc.(a)	2,909	167,937
Group 1 Automotive, Inc.	1,772	332,923
Hibbett Sports, Inc.	2,432	172,040
Kontoor Brands, Inc.	3,533	176,473
Leslie’s, Inc.(a)	47,845	982,736
Lumber Liquidators Holdings, Inc.(a)	3,261	60,916
Luminar Technologies, Inc.(a)	54,710	853,476
MarineMax, Inc.(a)	6,075	294,759
ODP Corp. (The)(a)	3,502	140,640
Perdoceo Education Corp.(a)	17,039	179,932
Planet Fitness, Inc., Class A(a)	7,000	549,850
PlayAGS, Inc.(a)	2,715	21,394
Red Robin Gourmet Burgers, Inc.(a)	6,648	153,303
Shoe Carnival, Inc.	3,777	122,450
Signet Jewelers Ltd.	3,193	252,119
Investments	Shares	Value
COMMON STOCKS – (continued)
CONSUMER DISCRETIONARY – (continued)
Standard Motor Products, Inc.	1,940	$84,797
Strattec Security Corp.(a)	560	21,784
Tenneco, Inc., Class A(a)	7,712	110,050
Terminix Global Holdings, Inc.(a)	24,000	1,000,080
Tractor Supply Co.	4,865	985,698
Ulta Beauty, Inc.(a)	2,150	775,978
Unifi, Inc.(a)	2,044	44,825
Universal Electronics, Inc.(a)	1,157	56,982
Universal Technical Institute, Inc.(a)	5,514	37,275
Total Consumer Discretionary		17,136,066
CONSUMER STAPLES – 2.7%
Andersons, Inc. (The)	4,679	144,254
Beiersdorf AG, ADR	127,510	2,773,342
BellRing Brands, Inc., Class A(a)	4,678	143,849
Boston Beer Co., Inc. (The), Class A(a)	1,300	662,675
Cal-Maine Foods, Inc.	59,439	2,149,314
Calavo Growers, Inc.	4,645	177,625
Church & Dwight Co., Inc.	10,700	883,499
Clorox Co. (The)	33,785	5,595,134
Coca-Cola Consolidated, Inc.	601	236,902
Farmer Bros Co.(a)	1,700	14,297
Fresh Del Monte Produce, Inc.	4,839	155,913
Freshpet, Inc.(a)	3,200	456,608
Hershey Co. (The)	6,400	1,083,200
Hormel Foods Corp.	19,900	815,900
JM Smucker Co. (The)	11,100	1,332,333
Kimberly-Clark Corp.	1,585	209,917
Lamb Weston Holdings, Inc.	12,900	791,673
Landec Corp.(a)	4,363	40,227
McCormick & Co., Inc., NVDR	14,500	1,174,935
Medifast, Inc.	938	180,696
Molson Coors Brewing Co., Class B	18,700	867,306
Sanderson Farms, Inc.	16,020	3,014,964
USANA Health Sciences, Inc.(a)	1,944	179,237
Total Consumer Staples		23,083,800
ENERGY – 0.5%
Arch Resources, Inc.(a)	473	43,871
Dorian LPG Ltd.	7,006	86,945
HollyFrontier Corp.	5,107	169,195
Kosmos Energy Ltd.(a)	645,830	1,911,657
Nabors Industries Ltd.(a)	440	42,451

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   9

Schedule of Investments
September 30, 2021
PFM Multi-Manager Domestic Equity Fund (continued)

Investments	Shares	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Par Pacific Holdings, Inc.(a)	11,945	$187,775
TechnipFMC PLC(a)	222,180	1,673,015
Total Energy		4,114,909
FINANCIALS – 4.9%
Alleghany Corp.(a)	2,398	1,497,335
Allegiance Bancshares, Inc.	2,268	86,524
American Equity Investment Life Holding Co.	6,764	200,011
Aon PLC, Class A	15,340	4,383,712
Arthur J Gallagher & Co.	12,200	1,813,530
Banc of California, Inc.	9,934	183,680
BankUnited, Inc.	4,402	184,092
Bankwell Financial Group, Inc.	944	27,782
Banner Corp.	4,093	225,975
BCB Bancorp, Inc.	1,623	23,955
Blucora, Inc.(a)	15,260	237,903
Charles Schwab Corp. (The)	9,320	678,869
Chubb Ltd.	2,436	422,597
Cullen/Frost Bankers, Inc.	8,000	948,960
Customers Bancorp, Inc.(a)	3,689	158,701
Donegal Group, Inc., Class A	4,171	60,438
Elevate Credit, Inc.(a)	13,944	57,589
Employers Holdings, Inc.	8,111	320,303
Enova International, Inc.(a)	6,478	223,815
Everest Re Group Ltd.	14,860	3,726,591
EZCORP, Inc., Class A(a)	3,640	27,555
First Bancorp L.C.	22,621	297,466
First Bancorp	2,652	114,063
First Business Financial Services, Inc.	621	17,829
First Internet Bancorp	1,142	35,608
FS Bancorp, Inc.	634	21,943
Genworth Financial, Inc., Class A(a)	54,126	202,972
Greenhill & Co., Inc.	8,307	121,448
Hallmark Financial Services, Inc.(a)	148	540
Hanmi Financial Corp.	3,917	78,575
Hartford Financial Services Group, Inc. (The)	16,279	1,143,600
Hilltop Holdings, Inc.	5,844	190,923
Home Bancorp, Inc.	283	10,946
HomeStreet, Inc.	6,413	263,895
Independent Bank Corp.	2,785	212,078
Intercontinental Exchange, Inc.	19,065	2,189,043
James River Group Holdings Ltd.	6,280	236,944
Investments	Shares	Value
COMMON STOCKS – (continued)
FINANCIALS – (continued)
Level One Bancorp, Inc.	506	$14,887
Meridian Corp.	905	25,946
MetLife, Inc.	18,300	1,129,659
National Bank Holdings Corp., Class A	4,816	194,952
NBT Bancorp, Inc.	612	22,105
Northeast Bank	789	26,605
Northern Trust Corp.	40,671	4,384,741
Northfield Bancorp, Inc.	4,379	75,144
Northrim BanCorp, Inc.	891	37,876
Piper Sandler Cos.	2,714	375,780
Popular, Inc.	14,100	1,095,147
Preferred Bank	2,202	146,829
ProAssurance Corp.	6,201	147,460
Prosperity Bancshares, Inc.	10,900	775,317
Reinsurance Group of America, Inc.	8,399	934,473
S&T Bancorp, Inc.	615	18,124
Safety Insurance Group, Inc.	1,023	81,073
SiriusPoint Ltd.(a)	10,370	96,026
South Plains Financial, Inc.	156	3,803
Stewart Information Services Corp.	4,060	256,836
StoneX Group, Inc.(a)	2,045	134,765
SVB Financial Group(a)	1,850	1,196,728
Towne Bank	22,578	702,402
Tradeweb Markets, Inc., Class A	17,000	1,373,260
Travelers Cos., Inc. (The)	26,638	4,049,242
TrustCo Bank Corp.	38	1,215
UMB Financial Corp.	2,510	242,742
United Fire Group, Inc.	3,334	77,015
United Insurance Holdings Corp.	4,164	15,115
Universal Insurance Holdings, Inc.	4,543	59,241
Valley National Bancorp	53,092	706,655
Veritex Holdings, Inc.	6,598	259,697
Western New England Bancorp, Inc.	1,603	13,674
White Mountains Insurance Group Ltd.	996	1,065,332
WR Berkley Corp.	15,092	1,104,433
Total Financials		41,472,089
HEALTH CARE – 6.5%
Abcam PLC, ADR(a)	14,000	283,780
Accuray, Inc.(a)	3,051	12,051
Align Technology, Inc.(a)	2,450	1,630,304

See Notes to Financial Statements.
10   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Domestic Equity Fund (continued)

Investments	Shares	Value
COMMON STOCKS – (continued)
HEALTH CARE – (continued)
Allscripts Healthcare Solutions, Inc.(a)	16,357	$218,693
Amphastar Pharmaceuticals, Inc.(a)	7,431	141,263
Baxter International, Inc.	50,906	4,094,370
Becton Dickinson and Co.	9,209	2,263,756
Bio-Rad Laboratories, Inc., Class A(a)	1,480	1,104,006
Bio-Techne Corp.	2,350	1,138,740
Bioventus, Inc., Class A(a)	15,893	225,045
Castlight Health, Inc., Class B(a)	34,124	53,575
Catalent, Inc.(a)	7,300	971,411
Cidara Therapeutics, Inc.(a)	6,300	14,112
Computer Programs & Systems, Inc.(a)	946	33,545
Cooper Cos., Inc. (The)	2,500	1,033,275
Cutera, Inc.(a)	5,589	260,447
CytomX Therapeutics, Inc.(a)	9,941	50,600
Danaher Corp.	16,575	5,046,093
DENTSPLY SIRONA, Inc.	48,561	2,818,966
Edwards Lifesciences Corp.(a)	18,000	2,037,780
Enanta Pharmaceuticals, Inc.(a)	2,008	114,075
Endo International PLC(a)	24,159	78,275
HealthStream, Inc.(a)	6,488	185,427
ICU Medical, Inc.(a)	16,998	3,966,993
Inogen, Inc.(a)	4,393	189,294
Integra LifeSciences Holdings Corp.(a)	16,300	1,116,224
Intersect ENT, Inc.(a)	8,126	221,027
Invacare Corp.(a)	3,727	17,741
Johnson & Johnson	10,402	1,679,923
Lannett Co., Inc.(a)	18,543	55,629
Maravai LifeSciences Holdings, Inc., Class A(a)	19,150	939,882
Masimo Corp.(a)	23,145	6,265,583
Moderna, Inc.(a)	5,360	2,062,850
Natus Medical, Inc.(a)	1,298	32,554
NextGen Healthcare, Inc.(a)	11,503	162,192
Orthofix Medical, Inc.(a)	2,420	92,250
Puma Biotechnology, Inc.(a)	6,190	43,392
Radius Health, Inc.(a)	2,067	25,652
Smith & Nephew PLC, ADR	111,832	3,840,311
STERIS PLC	6,065	1,238,958
Surmodics, Inc.(a)	889	49,428
Tandem Diabetes Care, Inc.(a)	8,800	1,050,544
Universal Health Services, Inc., Class B	10,409	1,440,293
Investments	Shares	Value
COMMON STOCKS – (continued)
HEALTH CARE – (continued)
Varex Imaging Corp.(a)	5,499	$155,072
Veeva Systems, Inc., Class A(a)	3,700	1,066,229
Waters Corp.(a)	5,750	2,054,475
Zimmer Biomet Holdings, Inc.	23,058	3,374,769
Total Health Care		54,950,854
INDUSTRIALS – 4.7%
3M Co.	19,119	3,353,855
AAR Corp.(a)	2,750	89,182
ABM Industries, Inc.	8,392	377,724
Aerojet Rocketdyne Holdings, Inc.	15,289	665,836
Allegiant Travel Co.(a)	2,396	468,370
AMETEK, Inc.	16,800	2,083,368
Apogee Enterprises, Inc.	4,051	152,966
ArcBest Corp.	3,997	326,835
Arcosa, Inc.	254	12,743
Argan, Inc.	247	10,786
Astec Industries, Inc.	3,333	179,349
Astronics Corp.(a)	3,784	53,203
Atlas Air Worldwide Holdings, Inc.(a)	4,909	400,967
Barrett Business Services, Inc.	359	27,377
Boise Cascade Co.	5,406	291,816
Clarivate Analytics PLC(a)	48,900	1,070,910
CoreCivic, Inc.(a)	2,045	18,201
CoStar Group, Inc.(a)	9,500	817,570
Encore Wire Corp.	3,370	319,577
Forrester Research, Inc.(a)	1,787	88,028
Fortive Corp.	32,590	2,299,876
Generac Holdings, Inc.(a)	4,700	1,920,749
Graco, Inc.	9,500	664,715
Granite Construction, Inc.	5,535	218,909
Heidrick & Struggles International, Inc.	2,819	125,812
HNI Corp.	4,280	157,162
Hub Group, Inc., Class A(a)	3,502	240,762
Hyster-Yale Materials Handling, Inc.	444	22,315
IDEX Corp.	4,350	900,232
Interface, Inc.	4,365	66,130
Kelly Services, Inc., Class A	3,282	61,964
LSI Industries, Inc.	4,409	34,170
Manitowoc Co., Inc. (The)(a)	387	8,290
ManpowerGroup, Inc.	486	52,624
Matthews International Corp., Class A	3,831	132,897
Meritor, Inc.(a)	797	16,984
Mistras Group, Inc.(a)	1,680	17,069

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   11

Schedule of Investments
September 30, 2021
PFM Multi-Manager Domestic Equity Fund (continued)

Investments	Shares	Value
COMMON STOCKS – (continued)
INDUSTRIALS – (continued)
Moog, Inc., Class A	2,894	$220,610
Mueller Water Products, Inc., Class A	124,594	1,896,321
MYR Group, Inc.(a)	3,364	334,718
Nordson Corp.	5,500	1,309,825
Northrop Grumman Corp.	8,676	3,124,661
NOW, Inc.(a)	16,735	128,023
Powell Industries, Inc.	830	20,393
Primoris Services Corp.	205	5,020
Quanex Building Products Corp.	3,909	83,692
Raytheon Technologies Corp.	2,691	231,318
Resources Connection, Inc.	7,561	119,313
REV Group, Inc.	5,704	97,881
Rockwell Automation, Inc.	4,030	1,184,981
Saia, Inc.(a)	19,555	4,654,677
Tennant Co.	1,993	147,382
Titan International, Inc.(a)	14,804	105,997
Toro Co. (The)	15,080	1,468,943
TrueBlue, Inc.(a)	2,728	73,874
Union Pacific Corp.	24,990	4,898,290
Verisk Analytics, Inc.	4,100	821,107
Veritiv Corp.(a)	1,275	114,189
Wabash National Corp.	12,188	184,404
Werner Enterprises, Inc.	18,854	834,667
Total Industrials		39,809,609
INFORMATION TECHNOLOGY – 7.6%
ADTRAN, Inc.	5,874	110,196
Amphenol Corp., Class A	50,272	3,681,419
Anaplan, Inc.(a)	19,500	1,187,355
Apple, Inc.	37,515	5,308,372
Arlo Technologies, Inc.(a)	12,554	80,471
Asana, Inc., Class A(a)	23,000	2,388,320
AstroNova, Inc.(a)	1,366	20,558
Avnet, Inc.	2,034	75,197
Bel Fuse, Inc., Class B	1,352	16,805
Benchmark Electronics, Inc.	1,379	36,833
BM Technologies, Inc.(a)	1,101	9,799
CalAmp Corp.(a)	3,798	37,790
Ciena Corp.(a)	4,624	237,442
CommScope Holding Co., Inc.(a)	2,587	35,157
Comtech Telecommunications Corp.	4,771	122,185
CSG Systems International, Inc.	4,912	236,758
Daktronics, Inc.(a)	3,276	17,789
Diebold Nixdorf, Inc.(a)	2,972	30,047
Investments	Shares	Value
COMMON STOCKS – (continued)
INFORMATION TECHNOLOGY – (continued)
Entegris, Inc.	31,340	$3,945,706
Extreme Networks, Inc.(a)	10,652	104,922
Infinera Corp.(a)	5,003	41,625
Insight Enterprises, Inc.(a)	1,006	90,620
Jack Henry & Associates, Inc.	21,920	3,596,195
Mastercard, Inc., Class A	16,220	5,639,370
Medallia, Inc.(a)	10,165	344,289
Microsoft Corp.	19,845	5,594,702
Monolithic Power Systems, Inc.	7,920	3,838,666
Motorola Solutions, Inc.	18,240	4,237,517
NeoPhotonics Corp.(a)	2,911	25,355
NETGEAR, Inc.(a)	6,390	203,905
New Relic, Inc.(a)	7,635	547,964
Nutanix, Inc., Class A(a)	31,100	1,172,470
NVIDIA Corp.	28,780	5,962,065
Okta, Inc.(a)	5,500	1,305,370
OneSpan, Inc.(a)	5,243	98,464
Palo Alto Networks, Inc.(a)	4,200	2,011,800
PC Connection, Inc.	3,478	153,136
Photronics, Inc.(a)	13,297	181,238
Plantronics, Inc.(a)	4,600	118,266
Progress Software Corp.	3,443	169,361
Pure Storage, Inc., Class A(a)	49,620	1,248,439
Sanmina Corp.(a)	6,244	240,644
ScanSource, Inc.(a)	3,502	121,835
ServiceNow, Inc.(a)	900	560,043
SMART Global Holdings, Inc.(a)	2,339	104,086
Smartsheet, Inc., Class A(a)	10,600	729,492
Super Micro Computer, Inc.(a)	926	33,864
Synopsys, Inc.(a)	3,050	913,201
Unisys Corp.(a)	4,199	105,563
Unity Software, Inc.(a)	13,590	1,715,737
Veeco Instruments, Inc.(a)	8,135	180,678
Workday, Inc., Class A(a)	8,400	2,099,076
Xerox Holdings Cop.	1,256	25,334
Zendesk, Inc.(a)	11,800	1,373,402
Zscaler, Inc.(a)	5,800	1,520,876
Total Information Technology		63,987,769
MATERIALS – 0.7%
AdvanSix, Inc.(a)	2,630	104,542
American Vanguard Corp.	3,039	45,737
AptarGroup, Inc.	12,398	1,479,701
Clearwater Paper Corp.(a)	2,769	106,136
GCP Applied Technologies, Inc.(a)	9,127	200,064

See Notes to Financial Statements.
12   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Domestic Equity Fund (continued)

Investments	Shares	Value
COMMON STOCKS – (continued)
MATERIALS – (continued)
Hawkins, Inc.	1,552	$54,134
Olin Corp.	3,476	167,717
Rayonier Advanced Materials, Inc.(a)	8,245	61,838
Stepan Co.	1,746	197,193
SunCoke Energy, Inc.	36,034	226,294
Trinseo S.A.	5,992	323,448
Verso Corp., Class A	1,585	32,889
Wheaton Precious Metals Corp.	87,930	3,304,409
Total Materials		6,304,102
REAL ESTATE – 1.2%
Armada Hoffler Properties, Inc.	8,302	110,998
Boston Properties, Inc.	1,966	213,016
Community Healthcare Trust, Inc.	4,249	192,012
Cousins Properties, Inc.	28,822	1,074,772
Diversified Healthcare Trust	34,633	117,406
Equity Commonwealth(a)	161,186	4,187,612
Forestar Group, Inc.(a)	3,895	72,564
Four Corners Property Trust, Inc.	7,881	211,684
Franklin Street Properties Corp.	10,234	47,486
Healthcare Realty Trust, Inc.	73,236	2,180,968
Industrial Logistics Properties Trust	13,981	355,257
Mack-Cali Realty Corp.(a)	5,484	93,886
Monmouth Real Estate Investment Corp.	23,794	443,758
NexPoint Residential Trust, Inc.	2,724	168,561
RE/MAX Holdings, Inc., Class A	2,485	77,433
Realogy Holdings Corp.(a)	15,458	271,133
RPT Realty	8,258	105,372
Whitestone REIT	10,078	98,563
Total Real Estate		10,022,481
UTILITIES – 1.4%
Avista Corp.	20,934	818,938
California Water Service Group	6,835	402,786
Essential Utilities, Inc.	13,321	613,832
IDACORP, Inc.	2,063	213,273
NextEra Energy, Inc.	54,225	4,257,747
Northwest Natural Holding Co.	6,199	285,092
SJW Group	41,032	2,710,574
Investments	Shares	Value
COMMON STOCKS – (continued)
UTILITIES – (continued)
United Utilities Group PLC, ADR	102,775	$2,742,037
Total Utilities		12,044,279
TOTAL COMMON STOCKS (Cost: $251,008,782)		289,794,238
EXCHANGE-TRADED FUND – 64.6%
Vanguard Total Stock Market ETF (Cost: $428,263,596)	2,463,117	546,959,761
SHORT-TERM INVESTMENTS – 1.3%
State Street Institutional Treasury Money Market Fund – Investor Class Shares, 0.06%(b) (Cost: $11,106,564)	11,106,564	11,106,564
TOTAL INVESTMENTS – 100.1% (Cost: $690,378,942)		847,860,563
OTHER ASSETS AND LIABILITIES, NET – (0.1)%		(844,884)
NET ASSETS – 100.0%		$847,015,679

(a)
Non-income producing security.

(b)
The rate shown is the annualized seven-day yield of September 30, 2021.

ADR
American Depositary Receipt

ETF
Exchange Traded Fund

NVDR
Non-Voting Depositary Receipt

REIT
Real Estate Investment Trust

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   13

Schedule of Investments
September 30, 2021
PFM Multi-Manager Domestic Equity Fund (concluded)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2021 (see Note 2 to the Financial Statements).
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$289,794,238	$—	$—	$289,794,238
Exchange-Traded Fund	546,959,761	—	—	546,959,761
Money Market Fund	11,106,564	—	—	11,106,564
Total	$847,860,563	$—	$—	$847,860,563

*
See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.
14   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager International Equity Fund

Investments	Shares	Value
COMMON STOCKS – 56.7%
ARGENTINA – 0.5%
MercadoLibre, Inc.(a)	2,166	$3,637,580
AUSTRALIA – 2.0%
Ardent Leisure Group Ltd.(a)	266,249	313,224
Atlassian Corp. PLC, Class A(a)	8,766	3,431,188
Australian Clinical Labs Ltd.(a)	5,244	17,007
Australian Vintage Ltd.	23,052	13,383
BHP Group PLC	20,845	519,526
BlueScope Steel Ltd.	45,419	658,919
Champion Iron Ltd.(a)	27,847	95,601
CSL Ltd.	16,250	3,426,755
CSR Ltd.	23,515	94,222
Data#3 Ltd.	5,021	17,289
DGL Group Ltd.(a)	14,632	30,253
Enero Group Ltd.	4,876	10,604
Hansen Technologies Ltd.	71,436	285,299
Healthia Ltd.	9,923	13,394
Incitec Pivot Ltd.	242,158	511,217
Macmahon Holdings Ltd.	136,065	19,601
Mineral Resources Ltd.	18,006	574,220
MotorCycle Holdings Ltd.	4,504	9,645
New Hope Corp. Ltd.	84,470	146,491
Nufarm Ltd.(a)	4,508	15,489
OZ Minerals Ltd.	13,813	219,936
Pact Group Holdings Ltd.	17,018	46,597
Redbubble Ltd.(a)	303,548	972,163
Ridley Corp. Ltd.(a)	19,693	18,999
Seven West Media Ltd.(a)	288,302	84,625
Sigma Healthcare Ltd.	40,393	18,134
Sonic Healthcare Ltd.	15,588	457,660
South32 Ltd.	289,221	734,120
Technology One Ltd.	19,838	161,745
Wagners Holding Co., Ltd.(a)	12,951	16,721
Whitehaven Coal Ltd.(a)	277,752	631,995
WiseTech Global Ltd.	7,743	298,322
Zimplats Holdings Ltd.	950	14,047
Total Australia		13,878,391
AUSTRIA – 0.3%
ANDRITZ AG	11,012	601,817
Erste Group Bank AG	39,700	1,733,773
Total Austria		2,335,590
BELGIUM – 0.0%(b)
Ackermans & van Haaren N.V.	990	170,512
Deceuninck N.V.	5,252	21,964
Econocom Group S.A.	1,184	4,550
Investments	Shares	Value
COMMON STOCKS – (continued)
BELGIUM – (continued)
EVS Broadcast Equipment S.A.	1,170	$26,161
Total Belgium		223,187
BRAZIL – 1.0%
B3 S.A. – Brasil Bolsa Balcao	124,909	292,217
Banco Bradesco S.A., ADR	142,141	544,400
Boa Vista Servicos S.A.	345,560	805,878
Cia de Saneamento Basico do Estado de Sao Paulo	43,300	306,676
Dexco S.A.	46,619	145,274
Hapvida Participacoes e Investimentos S.A.(c)	58,628	146,307
Itau Unibanco Holding S.A., ADR	179,353	945,190
Klabin S.A., (Unit)(a)	31,433	139,741
Lojas Renner S.A.	118,506	749,020
Magazine Luiza S.A.	518,877	1,366,331
Pagseguro Digital Ltd., Class A(a)	4,783	247,377
Raia Drogasil S.A.	64,014	274,711
Vale S.A., ADR	20,408	284,692
WEG S.A.	38,800	282,357
YDUQS Participacoes SA	23,685	103,338
Total Brazil		6,633,509
BRITAIN – 5.0%
3i Group PLC	29,448	507,240
Anglo American PLC	34,655	1,195,420
Aptitude Software Group PLC	3,430	31,402
Ascential PLC(a)	191,757	1,059,848
Ashtead Group PLC	43,500	3,299,764
Auto Trader Group PLC(c)	183,658	1,457,049
Barclays PLC	114,142	291,106
BP PLC, ADR	51,309	1,402,275
Cerillion PLC	7,141	75,527
Close Brothers Group PLC	73,900	1,527,036
CNH Industrial N.V.	58,913	997,529
Coca-Cola European Partners PLC	52,112	2,881,273
Croda International PLC	2,150	245,520
FDM Group Holdings PLC	37,557	639,638
Ferguson PLC	3,707	513,875
Gear4Music Holdings PLC(a)	5,112	64,556
GlaxoSmithKline PLC	109,200	2,061,206
Greggs PLC	2,313	90,844
Gulf Keystone Petroleum Ltd.	25,883	70,060
Hargreaves Services PLC	6,908	40,137
Kainos Group PLC	2,007	50,081

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   15

Schedule of Investments
September 30, 2021
PFM Multi-Manager International Equity Fund (continued)

Investments	Shares	Value
COMMON STOCKS – (continued)
BRITAIN – (continued)
Keystone Law Group PLC	2,569	$28,727
M&G PLC	91,036	249,149
Moneysupermarket.com Group PLC	164,390	471,793
Mortgage Advice Bureau Holdings Ltd.	73,763	1,133,026
Numis Corp. PLC	77,538	375,064
Prudential PLC	25,107	487,394
Reckitt Benckiser Group PLC	17,200	1,346,233
RELX PLC	31,115	896,655
Rentokil Initial PLC	292,000	2,287,678
Rightmove PLC	166,434	1,532,546
Rio Tinto PLC	1,787	117,989
Rio Tinto PLC, ADR	11,500	768,430
Rotork PLC	108,225	508,629
Sabre Insurance Group PLC(c)	261,796	772,509
Schroders PLC	16,875	810,470
St James’s Place PLC	3,500	70,906
Tesco PLC	148,615	504,057
Unilever PLC	8,631	466,575
Unilever PLC	31,500	1,699,029
UP Global Sourcing Holdings PLC	4,984	12,632
Victorian Plumbing Group PLC(a)	321,844	1,088,468
WPP PLC	17,028	228,808
Total Britain		34,358,153
CANADA – 3.8%
Alimentation Couche-Tard, Inc., Class B	10,400	397,903
Apollo Healthcare Corp.(a)	8,900	12,929
Bonterra Energy Corp.(a)	2,050	9,290
Brookfield Asset Management, Inc., Class A	63,800	3,418,685
BRP, Inc.	6,080	562,782
CAE, Inc.(a)	61,473	1,836,522
Cameco Corp.	64,800	1,407,939
Canadian Pacific Railway Ltd.	52,200	3,396,654
Canfor Corp.(a)	3,200	70,286
Capstone Mining Corp.(a)	98,500	383,393
Cardinal Energy Ltd.(a)	10,800	35,642
Cogeco Communications, Inc.	3,479	309,171
Cogeco, Inc.	800	56,971
Computer Modelling Group Ltd.	118,904	444,975
Crew Energy, Inc.(a)	25,300	62,121
Investments	Shares	Value
COMMON STOCKS – (continued)
CANADA – (continued)
Descartes Systems Group, Inc. (The)(a)	5,600	$455,835
E-L Financial Corp. Ltd.	45	33,219
Empire Co., Ltd., Class A	2,924	89,110
Gildan Activewear, Inc.	10,800	394,619
Guardian Capital Group Ltd., Class A	1,100	29,832
Intertape Polymer Group, Inc.	2,600	56,553
Lassonde Industries, Inc., Class A	200	28,686
Linamar Corp.	1,800	93,468
Lululemon Athletica, Inc.(a)	7,850	3,176,895
Magna International, Inc.	41,300	3,108,097
Martinrea International, Inc.	10,900	96,814
Melcor Developments Ltd.	2,000	23,922
Neo Performance Materials, Inc.	3,000	41,639
Pason Systems, Inc.	124,152	844,931
Peyto Exploration & Development Corp.	9,800	76,289
PFB Corp.	700	10,512
PHX Energy Services Corp.	5,600	21,134
Pine Cliff Energy Ltd.(a)	45,000	25,580
Richelieu Hardware Ltd.	1,200	39,469
Shopify, Inc., Class A(a)	2,500	3,389,450
Stelco Holdings, Inc.	14,400	422,018
Suncor Energy, Inc.	30,778	638,110
TMX Group Ltd.	3,778	407,419
Winpak Ltd.	6,100	197,217
Total Canada		26,106,081
CHILE – 0.0%(b)
Banco Santander Chile, ADR	11,002	217,510
CHINA – 3.5%
Alibaba Group Holding Ltd.(a)	50,288	935,357
Alibaba Group Holding Ltd., ADR(a)	4,146	613,815
Anhui Gujing Distillery Co., Ltd., Class B	5,000	65,122
Autohome, Inc., ADR	7,651	359,061
Baidu, Inc., ADR(a)	1,625	249,844
Baidu, Inc., Class A(a)	7,888	151,960
Centre Testing International Group Co., Ltd., Class A	70,800	277,760
China Longyuan Power Group Corp. Ltd., Class H	368,000	899,216
China Pacific Insurance Group Co., Ltd., Class H	106,600	313,482

See Notes to Financial Statements.
16   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager International Equity Fund (continued)

Investments	Shares	Value
COMMON STOCKS – (continued)
CHINA – (continued)
ENN Energy Holdings Ltd.	42,600	$697,611
Great Wall Motor Co., Ltd., Class H	146,000	530,668
Haitian International Holdings Ltd.	227,000	701,297
Huazhu Group Ltd., ADR(a)	5,620	257,733
Innovent Biologics, Inc.(c)	18,000	174,150
JD.com, Inc., ADR(a)	11,388	822,669
JD.com, Inc., Class A(a)	23,472	852,980
Kinetic Mines and Energy Ltd.	182,000	16,811
Li Ning Co., Ltd.	228,500	2,635,958
LONGi Green Energy Technology Co., Ltd., Class A	20,860	264,923
Midea Group Co., Ltd., Class A	69,100	744,494
PICC Property & Casualty Co., Ltd., Class H	388,000	374,367
Ping An Insurance Group Co. of China Ltd., Class H	38,500	261,243
Shenzhou International Group Holdings Ltd.	117,900	2,464,377
SITC International Holdings Co., Ltd.	122,000	434,950
Tencent Holdings Ltd.	66,900	3,922,629
Weichai Power Co., Ltd., Class A	98,695	262,157
Wuxi Biologics Cayman, Inc.(c)	203,424	3,287,996
Yum China Holdings, Inc.	15,230	885,015
Zhejiang Supor Co., Ltd., Class A	20,661	148,728
Total China		23,606,373
CZECH – 0.0%(b)
Avast PLC(c)	27,004	206,492
DENMARK – 0.1%
Columbus A/S	45,513	66,551
North Media A/S	518	9,437
ROCKWOOL International A/S, Class B	328	140,247
Vestas Wind Systems A/S	11,238	449,931
Total Denmark		666,166
EGYPT – 0.0%(b)
Commercial International Bank Egypt SAE, GDR(a)	49,636	132,528
FINLAND – 0.6%
Alma Media Oyj	1,354	15,494
Digia Oyj	375	2,785
Investments	Shares	Value
COMMON STOCKS – (continued)
FINLAND – (continued)
Enento Group Oyj(c)	17,680	$722,931
Fiskars Oyj Abp	3,395	75,269
Fortum Oyj	22,204	675,271
Kesko Oyj, Class A	1,720	53,287
Kesko Oyj, Class B	8,270	285,464
Kone Oyj, Class B	13,313	933,528
Marimekko Oyj	466	36,885
Nordea Bank Abp	46,684	599,135
Orion Oyj, Class B	12,527	495,833
Ponsse Oyj	449	20,596
Rapala VMC Oyj(a)	2,205	23,365
Scanfil Oyj	5,613	51,254
Total Finland		3,991,097
FRANCE – 3.9%
Air Liquide S.A.	3,918	626,908
Alstom S.A.	8,999	341,435
Alten S.A.	8,253	1,214,601
Amundi S.A.(c)	22,400	1,888,925
Capgemini SE	2,809	584,188
CBo Territoria	4,714	19,297
Cie de Saint-Gobain	17,119	1,153,000
Cie Generale des Etablissements Michelin SCA	15,100	2,317,408
Dassault Systemes SE	60,400	3,166,573
Engie S.A.	42,424	556,794
Haulotte Group S.A.(a)	5,851	37,972
Infotel S.A.	299	17,165
Jacquet Metal S.A.	6,216	156,673
LVMH Moet Hennessy Louis Vuitton SE	7,480	5,348,679
Manitou BF S.A.	1,138	38,147
Pernod Ricard S.A.	11,282	2,467,227
Publicis Groupe S.A.	17,907	1,205,923
Rexel S.A.(a)	1,627	31,307
Safran S.A.	13,300	1,667,555
Sanofi	7,475	719,578
Sartorius Stedim Biotech	867	483,944
Societe Generale S.A.	25,243	792,555
Somfy S.A.	380	68,772
Synergie SE	667	29,751
TOTAL S.A.	33,400	1,600,497
Vente-Unique.Com S.A.	625	11,408
Wendel SE	373	51,721
Total France		26,598,003

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   17

Schedule of Investments
September 30, 2021
PFM Multi-Manager International Equity Fund (continued)

Investments	Shares	Value
COMMON STOCKS – (continued)
GERMANY – 3.8%
Ad Pepper Media International N.V.(a)	2,199	$15,253
adidas AG	902	284,226
ADVA Optical Networking SE(a)	3,827	54,772
AP Moller – Maersk A/S, Class B	323	873,705
BASF SE	13,231	1,008,106
Bastei Luebbe AG	1,032	8,288
BioNTech SE, ADR(a)	478	130,489
Brockhaus Capital Management AG(c)	11,357	290,734
Carl Zeiss Meditec AG	1,254	241,053
Carlsberg A/S, Class B	3,025	492,093
Continental AG(a)	2,851	312,558
Deutsche Bank AG(a)	51,955	666,337
Deutsche Post AG	18,343	1,156,095
DSV PANALPINA A/S	21,265	5,076,940
Genmab A/S(a)	2,807	1,226,335
Hawesko Holding AG	889	55,274
Infineon Technologies AG	6,999	287,723
Krones AG	336	32,881
KSB SE & Co. KGaA	32	16,148
Merck KGaA	8,186	1,780,119
MTU Aero Engines AG	1,686	381,225
Mutares SE & Co. KGaA	1,366	37,798
Nemetschek SE	28,800	3,026,994
New Work SE	3,316	814,311
Novo Nordisk A/S, Class B	20,025	1,926,106
Pandora A/S	2,226	269,947
ProSiebenSat.1 Media SE	20,301	373,571
Roche Holding AG	6,980	2,547,028
Surteco Group SE	1,111	47,868
Symrise AG	14,300	1,886,490
Technotrans SE	399	12,803
Vitesco Technologies Group AG, Class A(a)	0	12
Vonovia SE	4,437	266,722
Total Germany		25,600,004
GIBRALTAR – 0.0%(b)
888 Holdings PLC	11,183	64,603
GREECE – 0.1%
Alpha Bank AE(a)	92,861	116,377
Eurobank Ergasias S.A.(a)	115,435	108,090
Hellenic Telecommunications Organization S.A.	8,272	154,602
Total Greece		379,069

Investments	Shares	Value
COMMON STOCKS – (continued)
HONG KONG – 1.4%
AIA Group Ltd.	538,700	$6,202,668
Chen Hsong Holdings	44,000	13,163
China Mengniu Dairy Co., Ltd.(a)	106,000	681,907
ESR Cayman Ltd.(c)	208,200	628,513
Guotai Junan International Holdings Ltd.	590,000	93,620
Hang Lung Properties Ltd.	72,000	163,669
Kerry Logistics Network Ltd.	182,804	390,665
Luk Fook Holdings International Ltd.	24,000	61,485
Pico Far East Holdings Ltd.	298,000	46,148
Singamas Container Holdings Ltd.	306,000	34,852
Techtronic Industries Co., Ltd.	17,500	343,060
Texhong Textile Group Ltd.	131,500	189,807
Value Partners Group Ltd.	231,000	116,210
Xinyi Glass Holdings Ltd.	136,000	403,986
Total Hong Kong		9,369,753
HUNGARY – 0.1%
OTP Bank Nyrt(a)	10,292	603,359
Richter Gedeon Nyrt	10,555	287,305
Total Hungary		890,664
ICELAND – 0.2%
Marel HF(c)	168,747	1,153,262
INDIA – 1.0%
Cipla Ltd., GDR	15,934	211,922
Dr Reddy’s Laboratories Ltd., ADR	2,929	190,795
HDFC Bank Ltd., ADR	27,759	2,028,906
ICICI Bank Ltd., ADR	101,468	1,914,701
Infosys Ltd., ADR	49,637	1,104,423
Reliance Industries Ltd., GDR(c)	5,478	373,052
Reliance Industries Ltd., GDR(c)	16,552	1,118,842
Total India		6,942,641
INDONESIA – 0.2%
Bank Mandiri Persero Tbk PT	1,613,700	685,756
Bank Rakyat Indonesia Persero Tbk PT	776,069	206,258
Bumitama Agri Ltd.	60,200	21,693
Telkom Indonesia Persero Tbk PT, ADR	15,580	395,732
Total Indonesia		1,309,439

See Notes to Financial Statements.
18   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager International Equity Fund (continued)

Investments	Shares	Value
COMMON STOCKS – (continued)
IRELAND – 2.8%
Accenture PLC, Class A	21,700	$6,942,264
Experian PLC	128,550	5,340,075
Fineos Corp. Ltd.(a)	202,277	633,203
ICON PLC(a)	14,108	3,696,578
James Hardie Industries PLC	29,148	1,045,507
Medtronic PLC	6,175	774,036
Ryanair Holdings PLC, ADR(a)	2,995	329,630
Total Ireland		18,761,293
ISRAEL – 0.5%
Bank Hapoalim BM	2,039	17,901
Bank Leumi Le-Israel BM	113,790	965,907
Check Point Software Technologies Ltd.(a)	4,523	511,280
First International Bank Of Israel Ltd.	1,742	63,635
Max Stock Ltd.	170,198	610,273
Mizrahi Tefahot Bank Ltd.	10,003	336,780
Neto ME Holdings Ltd.	160	7,545
NR Spuntech Industries Ltd.	8,850	23,508
Plus500 Ltd.	14,738	274,532
ZIM Integrated Shipping Services Ltd.	8,162	413,814
Total Israel		3,225,175
ITALY – 0.9%
Cerved Group SpA(a)	56,845	672,950
DiaSorin SpA	3,898	818,106
Enel SpA	66,689	512,007
Ferrari N.V.	13,020	2,725,628
Fine Foods & Pharmaceuticals NTM	3,315	64,742
Gruppo MutuiOnline SpA	21,885	1,083,733
Hera SpA	53,068	216,765
Recordati Industria Chimica e Farmaceutica SpA	3,003	174,678
Total Italy		6,268,609
JAPAN – 6.7%
Aeon Delight Co., Ltd.	900	28,607
AEON Financial Service Co., Ltd.	26,100	333,425
AGC, Inc.	2,700	138,192
ASAHI YUKIZAI Corp.	1,500	19,868
Atled Corp.	4,243	95,119
BayCurrent Consulting, Inc.	500	251,118
Brother Industries Ltd.	37,000	814,102
Canon, Inc.	44,200	1,087,193
Capcom Co., Ltd.	10,700	297,198
Investments	Shares	Value
COMMON STOCKS – (continued)
JAPAN – (continued)
Chiba Kogyo Bank Ltd. (The)	12,800	$32,165
Creek & River Co., Ltd.	1,800	29,636
Daiichi Jitsugyo Co., Ltd.	900	40,075
Daiken Corp.	3,500	73,572
Daiseki Co., Ltd.	1,100	48,075
Daiwa House Industry Co., Ltd.	18,400	614,497
DeNA Co., Ltd.	5,000	92,806
Disco Corp.	2,400	671,804
FANUC Corp.	9,700	2,123,462
First Brothers Co., Ltd.	2,000	19,120
Fujitsu Ltd.	8,500	1,543,690
Funai Soken Holdings, Inc.	3,500	95,192
GLOBERIDE, Inc.	10,000	351,324
Glory Ltd.	2,800	62,400
GungHo Online Entertainment, Inc.	4,400	80,794
Himaraya Co., Ltd.	2,700	29,391
Hitachi Ltd.	10,500	622,585
I-NE Co., Ltd.(a)	1,800	79,270
I-O Data Device, Inc.	1,500	12,871
Ichikoh Industries Ltd.	5,500	29,666
Ichimasa Kamaboko Co., Ltd.	1,600	13,463
Ichiyoshi Securities Co., Ltd.	5,300	32,619
Iida Group Holdings Co., Ltd.	21,800	561,097
IMAGICA GROUP, Inc.(a)	3,500	16,380
Imura Envelope Co., Inc.	3,300	28,884
Internet Initiative Japan, Inc.	3,500	121,809
Isolite Insulating Products Co., Ltd.	2,400	17,062
IwaiCosmo Holdings, Inc.	9,000	110,538
Iwaki Co., Ltd.	1,700	14,501
JAC Recruitment Co., Ltd.	1,800	34,954
Japan Post Insurance Co. Ltd.	900	16,288
Japan Tobacco, Inc.	9,100	178,673
JUTEC Holdings Corp.	1,000	10,656
Kanamoto Co., Ltd.	6,400	150,190
KDDI Corp.	61,700	2,039,031
Keyence Corp.	5,500	3,295,518
Kobe Bussan Co., Ltd.	9,300	303,629
Konica Minolta, Inc.	24,400	131,617
Kubota Corp.	80,500	1,717,323
Kuriyama Holdings Corp.	2,100	19,116
Kyokuto Securities Co., Ltd.	7,500	54,584
Lasertec Corp.	13,500	3,066,504
Macbee Planet, Inc.(a)	800	63,933

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   19

Schedule of Investments
September 30, 2021
PFM Multi-Manager International Equity Fund (continued)

Investments	Shares	Value
COMMON STOCKS – (continued)
JAPAN – (continued)
Makita Corp.	14,000	$764,002
Makiya Co., Ltd.	1,100	8,473
MarkLines Co., Ltd.	17,400	487,785
Marui Group Co., Ltd.	74,700	1,444,245
Marusan Securities Co., Ltd.	8,000	45,707
Mazda Motor Corp.(a)	64,200	559,061
Megachips Corp.	1,200	35,941
Meitec Corp.	11,100	617,359
Mercari, Inc.(a)	16,800	929,853
Mercuria Holdings Co., Ltd.	2,100	14,330
Mito Securities Co., Ltd.	30,100	81,776
Mitsubishi Electric Corp.	56,400	784,434
Mitsubishi Paper Mills Ltd.(a)	6,100	20,294
MORESCO Corp.	1,400	15,381
Morito Co., Ltd.	1,900	12,045
Nakanishi, Inc.	19,400	443,274
Natori Co., Ltd.	1,700	29,820
Nexon Co., Ltd.	11,900	191,993
NGK Insulators Ltd.	5,500	93,400
Nichias Corp.	1,500	36,563
Nidec Corp.	19,300	2,141,050
Nihon Kohden Corp.	13,700	465,716
Nikon Corp.	10,800	120,490
Nippon Coke & Engineering Co., Ltd.	30,500	38,298
Nippon Concept Corp.	900	15,613
Nippon Seisen Co., Ltd.	600	25,945
Nishimoto Co., Ltd.	400	13,207
OBIC Business Consultants Co., Ltd.	1,400	71,133
Okuwa Co., Ltd.	2,800	29,739
Olympus Corp.	7,100	155,925
Oricon, Inc.	2,400	21,824
Otsuka Holdings Co., Ltd.	35,600	1,517,582
Pan Pacific International Holdings Corp.	117,400	2,433,156
Persol Holdings Co., Ltd.	2,700	67,654
Pickles Corp.	1,600	26,381
Premium Group Co., Ltd.	4,500	140,320
Recruit Holdings Co., Ltd.	10,100	615,851
Rohm Co., Ltd.	5,300	499,291
Ryohin Keikaku Co., Ltd.	24,800	551,754
Sangetsu Corp.	2,600	35,364
Sanyo Special Steel Co., Ltd.	2,000	32,148
Seiko Epson Corp.	34,300	692,015
Shibaura Electronics Co., Ltd.	600	33,115
Shimamura Co., Ltd.	2,300	215,964
Investments	Shares	Value
COMMON STOCKS – (continued)
JAPAN – (continued)
Shimano, Inc.	1,900	$553,508
Shin Maint Holdings Co., Ltd.	1,500	16,839
Sigma Koki Co., Ltd.	900	14,899
SIGMAXYZ, Inc.	3,100	73,698
Soliton Systems KK	2,400	32,656
Sony Corp.	32,600	3,630,383
Sumitomo Bakelite Co., Ltd.	1,400	64,823
Sumitomo Mitsui Financial Group, Inc.	11,800	412,828
Sunday Co., Ltd.	700	8,865
Takasho Co., Ltd.	3,100	24,983
Techno Medica Co., Ltd.	1,900	29,166
Tokai Tokyo Financial Holdings, Inc.	33,800	122,970
Tokyo Electron Ltd.	1,400	617,123
Tokyo Keiki, Inc.	2,400	22,326
Transcosmos, Inc.	2,800	91,715
Trend Micro, Inc.	500	27,893
Tsugami Corp.	2,200	33,114
VisasQ, Inc.(a)	1,000	57,063
Visional, Inc.(a)	1,600	102,563
Wacom Co., Ltd.	9,500	60,681
Wantedly, Inc.(a)	600	13,320
Yamada Holdings Co., Ltd.	92,200	388,069
Yamaha Corp.	11,100	697,837
Yamaha Motor Co., Ltd.	12,600	350,844
Yonex Co., Ltd.	5,400	37,139
Zeon Corp.	1,300	18,290
Total Japan		45,794,452
KAZAKHSTAN – 0.2%
Kaspi.KZ JSC, GDR(c)	10,647	1,118,366
LUXEMBOURG – 0.3%
ArcelorMittal S.A.	13,173	397,478
Eurofins Scientific SE	8,935	1,145,797
RTL Group S.A.(a)	491	29,351
Ternium S.A., ADR	3,168	134,007
Total Luxembourg		1,706,633
MACAU – 0.0%(b)
HAL Trust	1	176
MALAYSIA – 0.2%
CIMB Group Holdings Bhd	156,300	178,080
Heineken Malaysia Bhd	158,702	875,676
Lynas Rare Earths Ltd.(a)	96,757	467,718
Total Malaysia		1,521,474

See Notes to Financial Statements.
20   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager International Equity Fund (continued)

Investments	Shares	Value
COMMON STOCKS – (continued)
MEXICO – 0.4%
Arca Continental S.A.B. de C.V.	83,300	$507,189
Cemex S.A.B. de C.V., (Unit), Series CPO(a)	179,244	129,473
Corp. Moctezuma S.A.B. de C.V., Series*	144,930	490,578
Fomento Economico Mexicano S.A.B. de C.V., ADR	4,069	352,864
Grupo Financiero Banorte S.A.B. de C.V., Class O	160,015	1,025,525
Total Mexico		2,505,629
NETHERLANDS – 2.5%
Adyen N.V.(c)	930	2,585,921
Akzo Nobel N.V.	22,935	2,497,411
ASML Holding N.V.	3,305	2,438,007
ASML Holding N.V.	5,350	3,986,339
Heineken N.V.	19,500	2,027,078
Koninklijke DSM N.V.	2,814	562,459
Nedap N.V.	450	30,373
Ordina N.V.	42,586	162,002
Randstad N.V.	11,668	779,778
Royal Dutch Shell PLC, Class A	7,357	163,856
Wolters Kluwer N.V.	13,666	1,444,535
Total Netherlands		16,677,759
NEW ZEALAND – 0.1%
Eroad Ltd.(a)	4,854	19,253
Fletcher Building Ltd.	68,140	336,072
New Zealand Refining Co., Ltd. (The)(a)	101,742	62,428
NZME Ltd.	15,783	11,160
NZX Ltd.	16,197	18,937
Tourism Holdings Ltd.(a)	10,954	19,542
Total New Zealand		467,392
NORWAY – 0.3%
2020 Bulkers Ltd.	2,370	35,898
Bouvet ASA	148,498	1,003,944
Equinor ASA	30,243	770,694
Pareto Bank ASA	4,528	28,067
Stolt-Nielsen Ltd.	1,217	17,053
Telenor ASA	22,847	383,748
Total Norway		2,239,404
PERU – 0.2%
Credicorp Ltd.	14,200	1,575,348

Investments	Shares	Value
COMMON STOCKS – (continued)
POLAND – 0.1%
KGHM Polska Miedz S.A.	2,258	$89,393
Powszechna Kasa Oszczednosci Bank Polski S.A.(a)	26,472	280,878
Total Poland		370,271
PORTUGAL – 0.1%
CTT-Correios de Portugal S.A.	7,661	40,911
Galp Energia SGPS S.A.	40,127	454,436
Total Portugal		495,347
RUSSIA – 0.9%
Evraz PLC	69,018	550,683
HeadHunter Group PLC, ADR	45,036	2,197,757
LUKOIL PJSC, ADR	5,578	528,014
Magnit PJSC, GDR	16,284	274,385
Novatek PJSC, GDR	3,006	793,885
Polyus PJSC, GDR	1,978	161,871
Polyus PJSC, GDR	9	740
Rosneft Oil Co. PJSC, GDR	63,956	540,428
Sberbank of Russia PJSC, ADR	39,852	740,459
Sberbank of Russia PJSC, ADR	3,973	74,494
X5 Retail Group N.V., GDR	3,875	125,821
Yandex N.V., Class A(a)	5,102	406,578
Total Russia		6,395,115
SINGAPORE – 0.5%
DBS Group Holdings Ltd.	102,800	2,282,767
Great Eastern Holdings Ltd.	900	14,116
Haw Par Corp. Ltd.	137,000	1,164,369
HRnetgroup Ltd.	69,700	39,451
IGG, Inc.	94,000	88,084
Propnex Ltd.	60,300	75,653
Raffles Medical Group Ltd.	16,900	18,024
Total Singapore		3,682,464
SOUTH AFRICA – 0.4%
Aspen Pharmacare Holdings Ltd.	14,501	260,728
AVI Ltd.	22,491	127,763
Bid Corp. Ltd.(a)	7,064	151,919
FirstRand Ltd.	214,954	911,653
Foschini Group Ltd. (The)(a)	16,101	145,623
Gold Fields Ltd.	31,134	253,579
Impala Platinum Holdings Ltd.	27,512	307,811
Mr Price Group Ltd.	21,167	282,757
Nedbank Group Ltd.	11,504	132,779

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   21

Schedule of Investments
September 30, 2021
PFM Multi-Manager International Equity Fund (continued)

Investments	Shares	Value
COMMON STOCKS – (continued)
SOUTH AFRICA – (continued)
Shoprite Holdings Ltd.	19,663	$232,842
Total South Africa		2,807,454
SOUTH KOREA – 1.8%
Hana Financial Group, Inc.	9,080	350,477
KB Financial Group, Inc.	11,386	529,427
Kia Motors Corp.	4,221	285,194
Korea Zinc Co., Ltd.	646	271,600
LG Chem Ltd.	979	639,481
LG Household & Health Care Ltd.	472	530,552
LG Uplus Corp.	20,702	259,910
NAVER Corp.	2,093	681,992
Osstem Implant Co., Ltd.	2,418	270,907
S-1 Corp.	11,571	817,006
Samsung Electronics Co., Ltd.	46,793	2,912,340
Samsung Electronics Co., Ltd., GDR	1,864	2,897,457
Samsung Fire & Marine Insurance Co., Ltd.	1,559	307,617
Samsung SDI Co., Ltd.	1,124	676,155
SK Hynix, Inc.	11,587	999,153
Total South Korea		12,429,268
SPAIN – 0.3%
Abertis Infraestructuras S.A.(a)	3,711	12,896
Amadeus IT Group S.A.(a)	32,775	2,153,072
Naturhouse Health SAU	7,581	17,371
Total Spain		2,183,339
SWEDEN – 1.7%
Assa Abloy AB, Class B	60,300	1,748,411
Atlas Copco AB, Class A	43,100	2,614,459
Betsson AB, Class B(a)	14,579	120,944
BTS Group AB, Class B	13,747	570,018
Doro AB(a)	2,049	14,760
Elanders AB, Class B	6,002	100,155
Evolution Gaming Group AB(c)	13,400	2,036,914
Ferronordic AB	5,332	144,023
FM Mattsson Mora Group AB	1,574	44,588
G5 Entertainment AB	481	21,859
Getinge AB, Class B	22,707	902,975
GHP Specialty Care AB	4,242	12,399
Husqvarna AB, Class B	895	10,677
Inwido AB	6,669	111,453
Karnov Group AB	49,672	303,556
Kinnevik AB, Class B(a)	10,954	386,225
New Wave Group AB, Class B(a)	9,514	142,037
Investments	Shares	Value
COMMON STOCKS – (continued)
SWEDEN – (continued)
Nordnet AB publ	52,174	$938,064
Ratos AB, Class A	2,265	14,211
Sandvik AB	18,316	418,010
VNV Global AB(a)	59,002	708,342
Total Sweden		11,364,080
SWITZERLAND – 3.8%
ABB Ltd.	26,433	881,069
Adecco Group AG	4,462	223,461
Alcon, Inc.	67,021	5,429,346
Burkhalter Holding AG	263	18,634
Cie Financiere Richemont S.A.	2,549	262,836
Geberit AG	1,645	1,208,684
Glencore PLC(a)	91,767	433,376
Kuehne + Nagel International AG	3,665	1,245,358
Logitech International S.A.	6,701	593,467
Lonza Group AG	3,900	2,921,845
Nestle S.A.	21,819	2,625,238
Novartis AG	17,700	1,452,112
Rieter Holding AG(a)	266	57,968
Sika AG	9,750	3,083,876
Sonova Holding AG	2,206	831,990
STMicroelectronics N.V.	22,100	963,504
Straumann Holding AG	678	1,213,285
Swatch Group AG (The)	3,412	894,410
UBS Group AG	71,788	1,147,171
Zehnder Group AG	1,028	108,745
Total Switzerland		25,596,375
TAIWAN – 1.9%
Accton Technology Corp.	27,000	253,852
ASE Technology Holding Co., Ltd.	71,000	276,379
ASE Technology Holding Co., Ltd., ADR	34,988	274,656
CTBC Financial Holding Co., Ltd.	356,000	290,296
Hon Hai Precision Industry Co., Ltd.	186,000	695,115
Hon Hai Precision Industry Co., Ltd., GDR	11,031	83,284
Kerry TJ Logistics Co., Ltd.	363,000	605,206
Lumax International Corp. Ltd.	119,000	295,146
MediaTek, Inc.	40,000	1,289,332
Sea Ltd., ADR(a)	608	193,788
Taiwan Semiconductor Manufacturing Co., Ltd.	150,000	3,093,157

See Notes to Financial Statements.
22   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager International Equity Fund (continued)

Investments	Shares	Value
COMMON STOCKS – (continued)
TAIWAN – (continued)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	41,831	$4,670,431
Uni-President Enterprises Corp.	88,000	214,019
Voltronic Power Technology Corp.	9,000	552,395
Total Taiwan		12,787,056
THAILAND – 0.1%
Kasikornbank PCL, NVDR	102,200	403,242
TURKEY – 0.0%(b)
BIM Birlesik Magazalar A/S	20,303	145,933
KOC Holding A/S	32,073	81,413
Total Turkey		227,346
UNITED ARAB EMIRATES – 0.1%
Emaar Properties PJSC	314,465	348,891
UNITED STATES – 2.4%
Aon PLC, Class A	10,613	3,032,877
Baltic Classifieds Group(a)	452,845	1,198,971
Carnival PLC(a)	32,800	741,630
EPAM Systems, Inc.(a)	4,650	2,652,732
Hamilton Thorne Ltd.(a)	9,700	13,862
Mettler-Toledo International, Inc.(a)	2,000	2,754,720
ResMed, Inc.	14,900	3,926,895
STERIS PLC	10,950	2,236,866
Total United States		16,558,553
TOTAL COMMON STOCKS (Cost: $338,389,146)		385,810,606
EXCHANGE-TRADED FUNDS – 38.2%
iShares Core MSCI Total International Stock ETF (Cost: $232,300,189)	3,663,093	260,079,603
MUTUAL FUNDS – 3.5%
Artisan International Small-Mid Fund (Cost: $23,500,000)	1,114,781	23,923,208
RIGHTS – 0.0%(b)
AUSTRALIA – 0.0%(b)
Healthia Ltd.(a)	2,307	117
GERMANY – 0.0%(b)
Mutares SE & Co. KgaA(a)	1,366	2,326
TOTAL RIGHTS		2,443

Investments	Shares	Value
PREFERRED STOCKS – 0.1%
Brazil – 0.0%(b)
Gerdau S.A., 0.30%	47,761	$237,676
GERMANY – 0.1%
Jungheinrich AG, (Preference Shares)	844	39,237
Volkswagen AG, 3.53%	2,528	566,309
Total Germany		605,546
TOTAL PREFERRED STOCKS (Cost: $725,616)		843,222
SHORT-TERM INVESTMENTS – 1.4%
State Street Institutional Treasury Money Market Fund – Investor Class Shares, 0.06%(d) (Cost $9,559,117)	9,559,117	9,559,117
TOTAL INVESTMENTS – 99.9%
(Cost: $604,474,068)		680,218,199
OTHER ASSETS AND LIABILITIES, NET – 0.1%		574,008
NET ASSETS – 100.0%		$680,792,207

(a)
Non-income producing security.

(b)
Amount is less than 0.05%.

(c)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2021, the value of these securities was $17,961,963, representing 2.6% of net assets.

(d)
The rate shown is the annualized seven-day yield at September 30, 2021.

ADR
American Depositary Receipt

ETF
Exchange Traded Fund

GDR
Global Depositary Receipt

NVDR
Non-Voting Depositary Receipt

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   23

Schedule of Investments
September 30, 2021
PFM Multi-Manager International Equity Fund (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2021 (see Note 2 to the Financial Statements).
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Argentina	$3,637,580	$—	$—	$3,637,580
Australia	4,403,351	9,475,040	—	13,878,391
Austria	—	2,335,590	—	2,335,590
Belgium	—	223,187	—	223,187
Brazil	6,633,509	—	—	6,633,509
Britain	14,090,548	20,267,605	—	34,358,153
Canada	26,106,081	—	—	26,106,081
Chile	217,510	—	—	217,510
China	3,954,556	19,651,817	—	23,606,373
Czech Republic	—	206,492	—	206,492
Denmark	—	666,166	—	666,166
Egypt	132,528	—	—	132,528
Finland	722,931	3,268,166	—	3,991,097
France	—	26,598,003	—	26,598,003
Germany	1,235,546	24,364,458	—	25,600,004
Gibraltar	—	64,603	—	64,603
Greece	—	379,069	—	379,069
Hong Kong	—	9,369,753	—	9,369,753
Hungary	—	890,664	—	890,664
Iceland	1,153,262	—	—	1,153,262
India	5,823,799	1,118,842	—	6,942,641
Indonesia	395,732	913,707	—	1,309,439
Ireland	12,375,711	6,385,582	—	18,761,293
Israel	1,535,367	1,689,808	—	3,225,175
Italy	1,756,683	4,511,926	—	6,268,609
Japan	2,573,390	43,221,062	—	45,794,452
Kazakhstan	—	1,118,366	—	1,118,366
Luxembourg	134,007	1,572,626	—	1,706,633
Macau	—	176	—	176
Malaysia	875,676	645,798	—	1,521,474
Mexico	2,505,629	—	—	2,505,629
Netherlands	3,986,339	12,691,420	—	16,677,759
New Zealand	—	467,392	—	467,392
Norway	1,003,944	1,235,460	—	2,239,404
Peru	1,575,348	—	—	1,575,348
Poland	—	370,271	—	370,271
Portugal	—	495,347	—	495,347
Russia	4,942,102	1,453,013	—	6,395,115
Singapore	1,164,369	2,518,095	—	3,682,464
South Africa	—	2,807,454	—	2,807,454
South Korea	817,006	11,612,262	—	12,429,268
Spain	—	2,183,339	—	2,183,339
See Notes to Financial Statements.
24   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager International Equity Fund (concluded)

	Level 1	Level 2	Level 3	Total
Sweden	2,519,980	8,844,100	—	11,364,080
Switzerland	—	25,596,375	—	25,596,375
Taiwan	6,674,906	6,112,150	—	12,787,056
Thailand	403,242	—	—	403,242
Turkey	—	227,346	—	227,346
United Arab Emirates	—	348,891	—	348,891
United States	15,816,923	741,630	—	16,558,553
Total Common Stocks	129,167,555	256,643,051	—	385,810,606
Exchange-Traded Funds	260,079,603	—	—	260,079,603
Mutual Funds	23,923,208	—	—	23,923,208
Rights*	—	2,443	—	2,443
Preferred Stocks*	237,676	605,546	—	843,222
Money Market Fund	9,559,117	—	—	9,559,117
Total Investments in Securities	$422,967,159	$257,251,040	$—	$680,218,199

*
See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   25

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund

Investments	Principal Amount	Value
CORPORATE BONDS – 25.7%
BASIC MATERIALS – 0.8%
Celanese US Holdings LLC, 1.40%, 8/5/26	$47,000	$$	46,661
CF Industries, Inc., 5.38%, 3/15/44	59,000		74,891
CNAC HK Finbridge Co., Ltd., 3.50%, 7/19/22(a)	340,000		346,259
Domtar Corp., 6.75%, 2/15/44	185,000		194,783
Ecolab, Inc., 2.75%, 8/18/55(b)	434,000		417,005
Georgia-Pacific LLC, 0.95%, 5/15/26(b)	356,000		351,435
Glencore Funding LLC, 2.63%, 9/23/31(b)	136,000		133,185
International Flavors & Fragrances, Inc., 2.30%, 11/1/30(b)	1,000,000		991,468
International Paper Co., Senior Bond, 4.35%, 8/15/48	532,000		651,198
Inversiones CMPC S.A., 3.00%, 4/6/31(b)	200,000		198,530
Inversiones CMPC S.A., 4.38%, 4/4/27(b)	500,000		551,750
LYB International Finance III LLC, 4.20%, 5/1/50	330,000		375,856
Newmont Corp., 2.25%, 10/1/30	1,475,000		1,467,238
RPM International, Inc., 4.55%, 3/1/29	113,000		129,105
SASOL Financing USA LLC, 5.88%, 3/27/24	200,000		210,800
Southern Copper Corp., Senior Bond, 5.25%, 11/8/42	100,000		124,250
Westlake Chemical Corp., 3.38%, 8/15/61	97,000		91,228
Total Basic Materials			6,355,642
COMMUNICATIONS – 2.0%
Amazon.com, Inc., 2.88%, 5/12/41	440,000		453,825
AT&T, Inc., 3.50%, 9/15/53	1,305,000		1,291,585
AT&T, Inc., 3.55%, 9/15/55	27,000		26,626
AT&T, Inc., 3.65%, 9/15/59	28,000		27,914
AT&T, Inc., 4.30%, 2/15/30	25,000		28,689
AT&T, Inc., 4.85%, 7/15/45	205,000		248,162
AT&T, Inc., Senior Bond, 4.50%, 5/15/35	79,000		92,481
AT&T, Inc., Senior Bond, 4.75%, 5/15/46	181,000		216,503
Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
COMMUNICATIONS – (continued)
AT&T, Inc., Senior Bond, 4.90%, 8/15/37	$112,000	$135,920
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.50%, 6/1/41	33,000	32,404
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.85%, 4/1/61	32,000	30,518
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.50%, 3/1/42	430,000	420,721
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.70%, 4/1/51	230,000	223,933
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	310,000	347,884
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Bond, 5.38%, 4/1/38	20,000	24,134
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Bond, 5.38%, 5/1/47	400,000	478,918
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Bond, 6.38%, 10/23/35	552,000	725,823
Comcast Corp., 3.30%, 2/1/27	102,000	111,314
Comcast Corp., 3.90%, 3/1/38	43,000	48,828
Comcast Corp., 4.00%, 3/1/48	600,000	686,459
Comcast Corp., 4.25%, 10/15/30	90,000	104,834
Comcast Corp., 4.60%, 10/15/38	110,000	134,468
Corning, Inc., 5.45%, 11/15/79	146,000	198,168
Cox Communications, Inc., 2.60%, 6/15/31(b)	625,000	632,595
Cox Communications, Inc., 3.50%, 8/15/27(b)	600,000	656,986

See Notes to Financial Statements.
26   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
COMMUNICATIONS – (continued)
CSC Holdings LLC, 5.50%, 4/15/27(b)	$250,000	$260,275
CSC Holdings LLC, 6.75%, 11/15/21	275,000	275,688
Discovery Communications LLC, 4.00%, 9/15/55	608,000	635,785
Discovery Communications LLC, 5.20%, 9/20/47	197,000	245,446
Discovery Communications LLC, 5.30%, 5/15/49	52,000	64,960
Expedia Group, Inc., 2.95%, 3/15/31	109,000	110,151
Level 3 Financing, Inc., 3.40%, 3/1/27(b)	500,000	526,675
Level 3 Financing, Inc., 5.38%, 5/1/25	200,000	204,313
Sprint Corp., 7.88%, 9/15/23	275,000	307,271
T-Mobile USA, Inc., 3.00%, 2/15/41	562,000	543,753
T-Mobile USA, Inc., 3.30%, 2/15/51	65,000	62,846
T-Mobile USA, Inc., 3.60%, 11/15/60	65,000	63,906
T-Mobile USA, Inc., 3.60%, 11/15/60(b)	81,000	79,637
T-Mobile USA, Inc., 4.00%, 4/15/22	275,000	278,209
T-Mobile USA, Inc., 4.38%, 4/15/40	475,000	547,279
Time Warner Cable LLC, 6.55%, 5/1/37	4,000	5,397
Verizon Communications, Inc., 0.84%, 3/20/26 (SOFR + 0.790%)(c)	1,000,000	1,016,920
Verizon Communications, Inc., 1.68%, 10/30/30	94,000	89,388
Verizon Communications, Inc., 2.55%, 3/21/31	710,000	718,726
Verizon Communications, Inc., 2.99%, 10/30/56	276,000	254,849
Verizon Communications, Inc., 3.55%, 3/22/51	1,152,000	1,214,896
Verizon Communications, Inc., 3.70%, 3/22/61	124,000	130,935
Verizon Communications, Inc., Senior Bond, 4.27%, 1/15/36	44,000	51,687
Verizon Communications, Inc., Senior Bond, 4.40%, 11/1/34	45,000	53,292
Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
COMMUNICATIONS – (continued)
Verizon Communications, Inc., Senior Bond, 4.86%, 8/21/46	$385,000	$490,295
ViacomCBS, Inc., 4.38%, 3/15/43	472,000	539,949
ViacomCBS, Inc., Senior Bond, 5.85%, 9/1/43	125,000	170,347
Total Communications		16,322,567
CONSUMER, CYCLICAL – 1.6%
AutoNation, Inc., 2.40%, 8/1/31	1,150,000	1,120,781
AutoZone, Inc., 1.65%, 1/15/31	460,000	436,940
AutoZone, Inc., 3.75%, 4/18/29	360,000	399,852
BMW US Capital LLC, 3.90%, 4/9/25(b)	113,000	123,464
Brunswick Corp., 2.40%, 8/18/31	85,000	82,185
Dana, Inc., 5.38%, 11/15/27	75,000	79,031
Delta Air Lines Pass Through Trust, Series 2015-1A, 3.88%, 1/30/29	412,435	430,483
Delta Air Lines Pass Through Trust, Series 2019-1A, 3.40%, 10/25/25	150,000	153,871
Delta Air Lines Pass Through Trust, Series 2020-A, 2.50%, 12/10/29	545,785	548,549
Delta Air Lines Pass Through Trust, Series 2020-AA, 2.00%, 12/10/29	470,103	467,669
Ford Motor Co., 5.29%, 12/8/46	400,000	445,500
Ford Motor Co., 7.45%, 7/16/31	175,000	228,349
Ford Motor Co., Senior Bond, 4.75%, 1/15/43	100,000	104,813
Gap, Inc. (The), 3.63%, 10/1/29(b)	50,000	50,125
Gap, Inc. (The), 3.88%, 10/1/31(b)	50,000	50,000
General Motors Co., Senior Bond, 6.25%, 10/2/43	205,000	276,124
General Motors Financial Co., Inc., 2.70%, 6/10/31	49,000	48,850
Home Depot, Inc. (The), 1.38%, 3/15/31	475,000	450,470

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   27

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
CONSUMER, CYCLICAL – (continued)
Home Depot, Inc. (The), 2.50%, 4/15/27	$475,000	$504,118
Hyundai Capital America, 3.40%, 6/20/24(b)	123,000	130,300
Kohl’s Corp., 5.55%, 7/17/45	208,000	249,066
Kohls Corp., 3.38%, 5/1/31	49,000	50,425
Lowe’s Cos., Inc., 2.80%, 9/15/41	1,250,000	1,215,954
Marriott International, Inc., Series FF, 4.63%, 6/15/30	178,000	203,359
Marriott International, Inc., Series GG, 3.50%, 10/15/32	530,000	563,095
Marriott International, Inc., Series HH, 2.85%, 4/15/31	149,000	150,904
McDonald’s Corp., 3.63%, 9/1/49	52,000	56,700
Nissan Motor Acceptance Corp., Senior Note, 2.65%, 7/13/22(b)	6,000	6,091
Nordstrom, Inc., 5.00%, 1/15/44	62,000	60,799
PACCAR Financial Corp., 0.80%, 6/8/23	72,000	72,412
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/1/25	200,000	204,902
Starbucks Corp., Senior Note, 2.45%, 6/15/26	500,000	525,385
Stellantis Finance US, Inc., 2.69%, 9/15/31(b)	385,000	381,263
Taylor Morrison Communities, Inc., 5.13%, 8/1/30(b)	150,000	161,441
Taylor Morrison Communities, Inc., 6.63%, 7/15/27(b)	100,000	105,500
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, 3/1/24(b)	150,000	161,747
Toyota Motor Credit Corp., 1.90%, 4/6/28	115,000	116,516
United Airlines, Inc., 4.38%, 4/15/26(b)	185,000	189,856
United Airlines, Inc., 4.63%, 4/15/29(b)	35,000	36,171
Volkswagen Group of America Finance LLC, 4.00%, 11/12/21(b)	215,000	215,845
Walmart, Inc., 1.80%, 9/22/31	1,175,000	1,164,907
Whirlpool Corp., 2.40%, 5/15/31	1,000,000	999,814
Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
CONSUMER, CYCLICAL – (continued)
William Carter Co. (The), 5.63%, 3/15/27(b)	$250,000	$259,162
Wolverine World Wide, Inc., 4.00%, 8/15/29(b)	150,000	151,500
Total Consumer, Cyclical		13,434,288
CONSUMER, NON-CYCLICAL – 4.6%
AbbVie, Inc., 4.05%, 11/21/39	31,000	35,625
AbbVie, Inc., 4.25%, 11/21/49	718,000	850,437
AbbVie, Inc., 4.55%, 3/15/35	380,000	455,396
AbbVie, Inc., 4.75%, 3/15/45	150,000	187,314
AbbVie, Inc., Senior Bond, 4.50%, 5/14/35	200,000	239,072
Allina Health System, 3.89%, 4/15/49	90,000	104,962
AmerisourceBergen Corp., Senior Bond, 4.30%, 12/15/47	100,000	116,098
Amgen, Inc., 2.20%, 2/21/27	585,000	605,285
Amgen, Inc., 2.80%, 8/15/41	610,000	589,417
Amgen, Inc., 3.00%, 1/15/52	1,000,000	959,319
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	193,000	237,238
Anheuser-Busch InBev Worldwide, Inc., 4.38%, 4/15/38	110,000	128,400
Anheuser-Busch InBev Worldwide, Inc., 4.60%, 4/15/48	144,000	171,911
Anheuser-Busch InBev Worldwide, Inc., 5.45%, 1/23/39	200,000	259,041
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	355,000	480,791
Ascension Health, 2.53%, 11/15/29	630,000	660,267
Ascension Health, 3.11%, 11/15/39	120,000	129,238
BAT Capital Corp., 2.73%, 3/25/31	620,000	610,555
Block Financial LLC, 2.50%, 7/15/28	103,000	104,459
Bristol-Myers Squibb Co., 0.75%, 11/13/25	130,000	128,812
Bristol-Myers Squibb Co., 3.90%, 2/20/28	400,000	452,226

See Notes to Financial Statements.
28   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
CONSUMER, NON-CYCLICAL – (continued)
Bristol-Myers Squibb Co., 4.13%, 6/15/39	$40,000	$48,040
Bristol-Myers Squibb Co., 5.00%, 8/15/45	65,000	87,386
Bush Foundation, 2.75%, 10/1/50	300,000	293,606
Cardinal Health, Inc., Senior Bond, 4.60%, 3/15/43	150,000	174,781
Cigna Corp., 2.40%, 3/15/30	1,125,000	1,143,664
Cigna Corp., 3.40%, 3/15/51	49,000	50,368
Cigna Corp., 4.38%, 10/15/28	190,000	219,567
Conagra Brands, Inc., 7.00%, 10/1/28	83,000	108,116
CVS Health Corp., 5.13%, 7/20/45	390,000	502,604
CVS Health Corp., Senior Bond, 4.78%, 3/25/38	420,000	514,980
Duke University Health System, Inc., Senior Bond, 3.92%, 6/1/47	70,000	82,468
ERAC USA Finance LLC, 4.20%, 11/1/46(b)	325,000	381,817
Ford Foundation (The), 2.82%, 6/1/70	776,000	768,612
Gilead Sciences, Inc., 1.20%, 10/1/27	1,550,000	1,517,233
Gilead Sciences, Inc., 2.60%, 10/1/40	1,075,000	1,023,463
Gilead Sciences, Inc., 2.80%, 10/1/50	1,000,000	942,695
GlaxoSmithKline Capital, Inc., 3.38%, 5/15/23	88,000	92,375
HCA, Inc., 3.50%, 9/1/30	25,000	26,485
HCA, Inc., 3.50%, 7/15/51	77,000	76,329
HCA, Inc., 5.88%, 2/1/29	125,000	150,211
HCA, Inc., 7.75%, 7/15/36	150,000	211,500
Hormel Foods Corp., 0.65%, 6/3/24	84,000	84,081
Humana, Inc., 1.35%, 2/3/27	47,000	46,370
Kimberly-Clark Corp., 2.88%, 2/7/50	450,000	456,010
Kimberly-Clark Corp., Senior Note, 3.95%, 11/1/28	400,000	458,608
Kraft Heinz Foods Co., 4.88%, 10/1/49	195,000	237,333
Massachusetts Institute of Technology, 3.89%, 7/1/2116	75,000	90,748
Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
CONSUMER, NON-CYCLICAL – (continued)
Massachusetts Institute of Technology, 4.68%, 7/1/2114	$150,000	$217,610
Mather Foundation, Series 2021, 2.68%, 10/1/31	750,000	750,000
Mylan, Inc., 3.13%, 1/15/23(b)	480,000	495,842
Mylan, Inc., 5.20%, 4/15/48	275,000	338,556
Mylan, Inc., 5.40%, 11/29/43	180,000	222,541
NBM US Holdings, Inc., 6.63%, 8/6/29(b)	800,000	878,408
Nestle Holdings, Inc., 3.50%, 9/24/25(b)	547,000	595,960
Organon & Co./Organon Foreign Debt Co-Issuer B.V., 4.13%, 4/30/28(b)	275,000	280,500
Orlando Health Obligated Group, 4.09%, 10/1/48	50,000	60,068
PepsiCo, Inc., 2.25%, 3/19/25	103,000	107,472
PepsiCo, Inc., 2.88%, 10/15/49	1,000,000	1,018,656
Pilgrim’s Pride Corp., 5.88%, 9/30/27(b)	300,000	318,975
President & Fellows of Harvard College, 5.63%, 10/1/38	515,000	731,791
President & Fellows of Harvard College, 3.62%, 10/1/37	50,000	57,595
President & Fellows of Harvard College, 6.50%, 1/15/39(b)	105,000	164,397
Procter & Gamble Co. (The), 1.20%, 10/29/30	1,150,000	1,093,996
Providence St Joseph Health Obligated Group, Series 19A, 2.53%, 10/1/29	110,000	114,805
Roche Holdings, Inc., 0.29%, 3/5/24 (SOFR + 0.240%)(b)(c)	1,075,000	1,077,556
Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	450,000	469,124
Smithfield Foods, Inc., 4.25%, 2/1/27(b)	63,000	68,876
Smithfield Foods, Inc., 5.20%, 4/1/29(b)	85,000	97,600
Stanford Health Care, 3.03%, 8/15/51	1,000,000	1,036,068
Sutter Health, 4.09%, 8/15/48	125,000	148,612
Sysco Corp., 4.45%, 3/15/48	153,000	181,802
Sysco Corp., 4.50%, 4/1/46	87,000	104,360

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   29

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
CONSUMER, NON-CYCLICAL – (continued)
Sysco Corp., 5.95%, 4/1/30	$20,000	$25,440
Sysco Corp., 6.60%, 4/1/50	51,000	80,226
Takeda Pharmaceutical Co., Ltd., 2.05%, 3/31/30	1,000,000	984,315
Tenet Healthcare Corp., 4.63%, 7/15/24	123,000	124,845
Trustees of Boston College, 3.13%, 7/1/52	169,000	177,051
Trustees of Princeton University (The), 2.52%, 7/1/50	90,000	88,891
Trustees of Princeton University (The), 5.70%, 3/1/39	495,000	720,308
Unilever Capital Corp., 1.38%, 9/14/30	1,175,000	1,123,066
Unilever Capital Corp., 2.00%, 7/28/26	1,000,000	1,037,896
Unilever Capital Corp., 2.13%, 9/6/29	675,000	689,926
Unilever Capital Corp., Series 30Y, 2.63%, 8/12/51	1,000,000	963,973
United Rentals North America, Inc., 3.75%, 1/15/32	50,000	50,562
United Rentals North America, Inc., 5.25%, 1/15/30	70,000	76,650
United Rentals North America, Inc., 5.50%, 5/15/27	375,000	393,611
UnitedHealth Group, Inc., 1.25%, 1/15/26	125,000	125,784
UnitedHealth Group, Inc., Senior Note, 3.75%, 7/15/25	237,000	261,051
UnitedHealth Group, Inc., Senior Note, 3.85%, 6/15/28	610,000	690,146
University of Chicago (The), 0, 2.76%, 4/1/45	100,000	101,953
Vector Group Ltd., 5.75%, 2/1/29(b)	250,000	250,000
Viatris, Inc., 3.85%, 6/22/40(b)	100,000	107,250
Viatris, Inc., 4.00%, 6/22/50(b)	198,000	210,447
Wisconsin Alumni Research Foundation, 3.56%, 10/1/49	1,300,000	1,424,131
Total Consumer, Non-cyclical		37,634,005
ENERGY – 2.0%
Antero Resources Corp., 5.00%, 3/1/25	200,000	204,850
Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
ENERGY – (continued)
BP Capital Markets America, Inc., 2.77%, 11/10/50	$150,000	$138,398
BP Capital Markets America, Inc., 3.38%, 2/8/61	97,000	96,530
BP Capital Markets America, Inc., 3.54%, 4/6/27	240,000	264,389
Canadian Natural Resources Ltd., Senior Bond, 6.25%, 3/15/38	200,000	265,976
Cenovus Energy, Inc., Senior Bond, 5.25%, 6/15/37	205,000	244,308
Chaparral Energy, Inc., 9.00%, 2/14/25	6,958	6,401
Chevron Corp., 1.55%, 5/11/25	140,000	143,140
Chevron USA, Inc., 4.20%, 10/15/49	52,000	63,326
Chevron USA, Inc., 5.05%, 11/15/44	50,000	66,533
Chevron USA, Inc., 5.25%, 11/15/43	143,000	192,833
Colonial Enterprises, Inc., 3.25%, 5/15/30(b)	510,000	549,350
ConocoPhillips, 4.30%, 8/15/28(b)	90,000	103,635
Continental Resources, Inc., 3.80%, 6/1/24	775,000	814,370
Diamondback Energy, Inc., 2.88%, 12/1/24	675,000	708,751
Diamondback Energy, Inc., 3.50%, 12/1/29	69,000	73,791
Diamondback Energy, Inc., 4.40%, 3/24/51	72,000	81,668
Ecopetrol S.A., Senior Note, 4.13%, 1/16/25	200,000	208,176
Enable Midstream Partners L.P., Senior Note, 4.95%, 5/15/28	87,000	97,729
Energy Transfer Operating L.P., 4.90%, 3/15/35	120,000	137,560
Energy Transfer Operating L.P., 4.95%, 6/15/28	115,000	131,946
Energy Transfer Operating L.P., 5.00%, 5/15/50	505,000	582,631
Energy Transfer Operating L.P., 5.30%, 4/15/47	110,000	128,864
Energy Transfer Operating L.P., 6.13%, 12/15/45	134,000	170,502

See Notes to Financial Statements.
30   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
ENERGY – (continued)
EnLink Midstream Partners L.P., Senior Bond, 5.05%, 4/1/45	$4,000	$3,650
Enterprise Products Operating LLC, 3.70%, 1/31/51	45,000	47,601
Enterprise Products Operating LLC, 4.25%, 2/15/48	34,000	38,511
Enterprise Products Operating LLC, 4.85%, 8/15/42	200,000	241,599
Enterprise Products Operating LLC, Series E, 5.25%, 8/16/77 (5.25% fixed rate until 8/16/27; 3.03% + 3 month USD LIBOR thereafter)(c)	66,000	69,055
EQT Corp., 6.63%, 2/1/25	425,000	486,434
Florida Gas Transmission Co. LLC, 2.30%, 10/1/31(b)	355,000	348,566
Gray Oak Pipeline LLC, 2.00%, 9/15/23(b)	126,000	128,412
Gray Oak Pipeline LLC, 3.45%, 10/15/27(b)	76,000	80,110
Halliburton Co., 4.75%, 8/1/43	51,000	58,390
Halliburton Co., Senior Bond, 4.85%, 11/15/35	90,000	106,151
Hanwha Energy USA Holdings Corp., 2.38%, 7/30/22(b)	1,000,000	1,013,911
Helmerich & Payne, Inc., 2.90%, 9/29/31(b)	375,000	375,866
Hess Corp., 6.00%, 1/15/40	261,000	335,059
Marathon Oil Corp., 6.80%, 3/15/32	78,000	101,917
Marathon Oil Corp., Senior Bond, 6.60%, 10/1/37	117,000	154,777
MPLX L.P., Senior Bond, 4.70%, 4/15/48	150,000	173,186
MPLX L.P., Senior Bond, 5.50%, 2/15/49	85,000	107,745
Murray Energy Corp., Secured Note, 12.00%, 4/15/24(b)(c)(d)	180,991	18
ONEOK Partners L.P., 6.65%, 10/1/36	83,000	111,363
ONEOK, Inc., 3.10%, 3/15/30	1,810,000	1,889,297
ONEOK, Inc., 4.45%, 9/1/49	350,000	391,208
ONEOK, Inc., 4.50%, 3/15/50	250,000	277,189
ONEOK, Inc., 4.95%, 7/13/47	150,000	177,318
Ovintiv, Inc., Senior Bond, 7.38%, 11/1/31	231,000	313,341
Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
ENERGY – (continued)
Petroleos Mexicanos, 6.50%, 3/13/27	$200,000	$211,222
Petroleos Mexicanos, 6.75%, 9/21/47	400,000	348,866
Plains All American Pipeline L.P./PAA Finance Corp., 4.70%, 6/15/44	420,000	450,744
Plains All American Pipeline L.P./PAA Finance Corp., 6.65%, 1/15/37	103,000	135,190
Qatar Petroleum, 2.25%, 7/12/31(b)	200,000	198,080
Sanchez Energy Corp, 7.75%, 6/15/21(d)	150,000	4,500
Sanchez Energy Corp., 6.13%, 1/15/23(d)	100,000	3,000
Schlumberger Holdings Corp., 3.90%, 5/17/28(b)	49,000	54,015
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 6.00%, 12/31/30(b)	175,000	179,287
Topaz Solar Farms LLC, 4.88%, 9/30/39(b)	343,740	370,564
Transcontinental Gas Pipe Line Co. LLC, 3.95%, 5/15/50	230,000	257,908
Valero Energy Corp., 2.85%, 4/15/25	195,000	205,367
Valero Energy Corp., 4.00%, 4/1/29	45,000	49,472
Valero Energy Partners L.P., 4.38%, 12/15/26	61,000	68,288
Valero Energy Partners L.P., Senior Note, 4.50%, 3/15/28	350,000	395,114
Venture Global Calcasieu Pass LLC, 3.88%, 8/15/29(b)	25,000	25,751
Venture Global Calcasieu Pass LLC, 4.13%, 8/15/31(b)	25,000	26,063
Western Midstream Operating L.P., 4.00%, 7/1/22	450,000	456,853
Western Midstream Operating L.P., 5.30%, 3/1/48	10,000	11,525
Williams Cos., Inc. (The), 5.75%, 6/24/44	183,000	241,037
Williams Cos., Inc. (The), Senior Bond, 4.90%, 1/15/45	200,000	239,363
Total Energy		16,438,540

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   31

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
FINANCIAL – 9.7%
American Express Co., 3.40%, 2/22/24	$72,000	$76,628
American Express Co., Senior Note, 4.20%, 11/6/25	60,000	67,460
American International Group, Inc., Senior Bond, 3.88%, 1/15/35	6,000	6,779
Americo Life, Inc., 3.45%, 4/15/31(b)	59,000	59,422
Ameriprise Financial, Inc., 3.00%, 3/22/22	84,000	85,061
Athene Global Funding, 1.00%, 4/16/24(b)	127,000	127,440
Athene Global Funding, 2.67%, 6/7/31(b)	103,000	103,830
Bank of America Corp., 1.49%, 5/19/24 (SOFR + 1.460%)(c)	224,000	227,319
Bank of America Corp., 2.46%, 10/22/25 (2.46% fixed rate until 10/22/24; 0.87% + 3 month USD LIBOR thereafter)(c)	917,000	957,834
Bank of America Corp., 3.19%, 7/23/30 (3.19% fixed rate until 7/23/29; 1.18% + 3 month USD LIBOR thereafter)(c)	45,000	47,882
Bank of America Corp., 3.71%, 4/24/28 (3.71% fixed rate until 4/24/27; 1.51% + 3 month USD LIBOR thereafter)(c)	113,000	124,183
Bank of America Corp., 4.45%, 3/3/26	1,525,000	1,707,588
Bank of America Corp., (3 month USD LIBOR + 1.320%), 4.08%, 4/23/40(c)	108,000	124,336
Bank of America Corp., (3 month USD LIBOR + 2.664%), 4.30%, 1/28/25(c)(e)	475,000	483,312
Bank of America Corp., (SOFR + 0.910%), 0.98%, 9/25/25(c)	1,000,000	1,001,380
Bank of America Corp., (SOFR + 0.910%), 1.02%, 7/22/27(c)	1,000,000	1,019,163
Bank of America Corp., (SOFR + 1.320%), 2.69%, 4/22/32(c)	1,000,000	1,018,270
Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
FINANCIAL – (continued)
Bank of America Corp., (SOFR + 1.560%), 2.97%, 7/21/52(c)	$42,000	$41,115
Bank of America Corp., (SOFR + 1.580%), 3.31%, 4/22/42(c)	82,000	86,041
Bank of America Corp., Senior Bond, 3.82%, 1/20/28 (3.82% fixed rate until 1/20/27; 1.58% + 3 month USD LIBOR thereafter)(c)	2,225,000	2,455,399
Bank of America Corp., Senior Bond, 3.97%, 3/5/29 (3.97% fixed rate until 3/5/28; 1.07% + 3 month USD LIBOR thereafter)(c)	610,000	678,418
Bank of America Corp., Series JJ, 5.13%, 6/20/24 (5.13% fixed rate until 6/20/24; 3.29% + 3 month USD LIBOR thereafter)(c)(e)	290,000	307,596
Bank of America Corp., Subordinated Note, Series L, 4.18%, 11/25/27	285,000	317,705
BankUnited, Inc., 4.88%, 11/17/25	254,000	286,728
BankUnited, Inc., 5.13%, 6/11/30	158,000	182,337
BOC Aviation USA Corp., 1.63%, 4/29/24(b)	200,000	201,537
Boston Properties L.P., 2.55%, 4/1/32	44,000	43,937
Brandywine Operating Partnership L.P., 3.95%, 2/15/23	500,000	518,658
Brighthouse Financial Global Funding, 0.60%, 6/28/23(b)	95,000	95,067
Brixmor Operating Partnership L.P., 2.50%, 8/16/31	48,000	47,293
Brixmor Operating Partnership L.P., 3.65%, 6/15/24	500,000	533,563
Brixmor Operating Partnership L.P., 4.05%, 7/1/30	625,000	697,904
Brixmor Operating Partnership L.P., Senior Note, 3.90%, 3/15/27	500,000	548,582
Broadstone Net Lease LLC, 2.60%, 9/15/31	515,000	508,753
Charles Schwab Corp. (The), Series H, (1 year CMT + 3.079%), 4.00%, 12/1/30(c)(e)	1,000,000	1,031,500

See Notes to Financial Statements.
32   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
FINANCIAL – (continued)
Citigroup, Inc., 1.12%, 1/28/27 (SOFR + 0.765%)(c)	$820,000	$808,548
Citigroup, Inc., 1.68%, 5/15/24 (SOFR + 1.667%)(c)	1,000,000	1,019,452
Citigroup, Inc., 4.70%, 1/30/25 (SOFR + 3.234%)(c)(e)	55,000	56,238
Citigroup, Inc., 5.88%, 2/22/33	119,000	152,791
Citigroup, Inc., (SOFR + 0.669%), 0.98%, 5/1/25(c)	71,000	71,230
Citigroup, Inc., (SOFR + 0.686%), 0.78%, 10/30/24(c)	1,000,000	1,003,835
Citigroup, Inc., (SOFR + 1.167%), 2.56%, 5/1/32(c)	300,000	302,951
Citigroup, Inc., (SOFR + 1.422%), 2.98%, 11/5/30(c)	160,000	168,222
Citigroup, Inc., Senior Bond, 3.67%, 7/24/28 (3.67% fixed rate until 7/24/27; 1.39% + 3 month USD LIBOR thereafter)(c)	44,000	48,365
Citigroup, Inc., Senior Bond, 4.08%, 4/23/29 (4.08% fixed rate until 4/23/28; 1.19% + 3 month USD LIBOR thereafter)(c)	700,000	784,478
Citigroup, Inc., Series U, 5.00%, 9/12/24 (SOFR + 3.813%)(c)(e)	225,000	235,007
Citigroup, Inc., Subordinated Bond, 6.00%, 10/31/33	240,000	314,091
Citigroup, Inc., Subordinated Note, 4.45%, 9/29/27	1,504,000	1,710,332
Citizens Financial Group, Inc., 2.64%, 9/30/32	227,000	227,939
Citizens Financial Group, Inc., 3.25%, 4/30/30	34,000	36,418
CNA Financial Corp., 3.95%, 5/15/24	365,000	392,266
Columbia Property Trust Operating Partnership L.P., 4.15%, 4/1/25	195,000	210,289
Community Preservation Corp. (The), Series 2020, 2.87%, 2/1/30	1,000,000	1,036,660
Drawbridge Special Opportunities Fund L.P./Drawbridge Special Opportunities Finance, 3.88%, 2/15/26(b)	970,000	996,669
Duke Realty L.P., 2.88%, 11/15/29	1,000,000	1,053,573
Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
FINANCIAL – (continued)
Empower Finance 2020 L.P., 1.36%, 9/17/27(b)	$1,125,000	$1,104,653
Empower Finance 2020 L.P., 1.78%, 3/17/31(b)	1,000,000	961,360
Equinix, Inc., 1.80%, 7/15/27	1,000,000	1,004,808
Equitable Financial Life Global Funding, 0.50%, 4/6/23(b)	158,000	158,175
Equitable Financial Life Global Funding, 1.30%, 7/12/26(b)	97,000	96,137
Everest Reinsurance Holding, Inc., 3.13%, 10/15/52	590,000	575,175
F&G Global Funding, 0.90%, 9/20/24(b)	88,000	87,838
Federal Realty Investment Trust, 1.25%, 2/15/26	1,187,000	1,176,814
First Horizon Bank, 5.75%, 5/1/30	250,000	305,407
Five Corners Funding Trust, Senior Note, 4.42%, 11/15/23(b)	600,000	647,901
Five Corners Funding Trust II, 2.85%, 5/15/30(b)	1,000,000	1,045,290
FS KKR Capital Corp., 4.13%, 2/1/25	1,550,000	1,656,180
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	480,000	576,025
GLP Capital L.P./GLP Financing II, Inc., 5.38%, 4/15/26	150,000	170,543
Goldman Sachs Group, Inc. (The), 0.86%, 2/12/26 (SOFR + 0.609%)(c)	1,000,000	990,369
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	201,000	217,204
Goldman Sachs Group, Inc. (The), (3 month USD LIBOR + 1.158%), 3.81%, 4/23/29(c)	925,000	1,023,669
Goldman Sachs Group, Inc. (The), (SOFR + 0.818%), 1.54%, 9/10/27(c)	99,000	98,604
Goldman Sachs Group, Inc. (The), (SOFR + 1.248%), 2.38%, 7/21/32(c)	69,000	68,318
Goldman Sachs Group, Inc. (The), (SOFR + 1.281%), 2.62%, 4/22/32(c)	770,000	779,309
Goldman Sachs Group, Inc. (The), (SOFR + 1.513%), 3.21%, 4/22/42(c)	69,000	71,328

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   33

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
FINANCIAL – (continued)
Goldman Sachs Group, Inc. (The), Senior Bond, 4.22%, 5/1/29 (4.22% fixed rate until 5/1/28; 1.30% + 3 month USD LIBOR thereafter)(c)	$410,000	$463,350
Goldman Sachs Group, Inc. (The), Subordinated Bond, 6.75%, 10/1/37	206,000	295,051
HAT Holdings I LLC/HAT Holdings II LLC, 3.75%, 9/15/30(b)	1,000,000	1,010,000
HNA 2015 LLC, 2.37%, 9/18/27	325,341	340,087
Host Hotels & Resorts L.P., Series I, 3.50%, 9/15/30	112,000	116,346
HSBC Holdings PLC, Senior Bond, 4.58%, 6/19/29 (4.58% fixed rate until 6/19/28; 1.53% + 3 month USD LIBOR thereafter)(c)	200,000	227,073
JPMorgan Chase & Co., 0.56%, 2/16/25 (SOFR + 0.420%)(c)	950,000	946,055
JPMorgan Chase & Co., 2.01%, 3/13/26 (SOFR + 1.585%)(c)	320,000	327,771
JPMorgan Chase & Co., 4.00%, 4/1/25 (SOFR + 2.745%)(c)(e)	975,000	979,144
JPMorgan Chase & Co., 4.60%, 2/1/25 (SOFR + 3.125%)(c)(e)	165,000	168,713
JPMorgan Chase & Co., (3 month USD LIBOR + 1.337%), 3.78%, 2/1/28(c)	1,525,000	1,680,407
JPMorgan Chase & Co., (SOFR + 0.600%), 0.65%, 9/16/24(c)	147,000	147,367
JPMorgan Chase & Co., (SOFR + 1.015%), 2.07%, 6/1/29(c)	63,000	63,142
JPMorgan Chase & Co., (SOFR + 1.250%), 2.58%, 4/22/32(c)	405,000	410,617
JPMorgan Chase & Co., (SOFR + 1.510%), 2.53%, 11/19/41(c)	304,000	287,882
Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
FINANCIAL – (continued)
JPMorgan Chase & Co., Junior Subordinated Bond, Series U, 6.13%, 4/30/24 (6.13% fixed rate until 4/30/24; 3.33% + 3 month USD LIBOR thereafter)(c)(e)	$142,000	$152,828
JPMorgan Chase & Co., Senior Bond, 4.01%, 4/23/29 (4.01% fixed rate until 4/23/28; 1.12% + 3 month USD LIBOR thereafter)(c)	1,240,000	1,385,620
JPMorgan Chase & Co., Series KK, (5 year CMT + 2.850%), 3.65%, 6/1/26(c)(e)	1,000,000	1,005,000
KeyBank NA, Subordinated Note, 3.40%, 5/20/26	500,000	543,591
Kimco Realty Corp., 2.25%, 12/1/31	1,100,000	1,074,590
Landwirtschaftliche Rentenbank, 0.88%, 9/3/30	1,000,000	942,442
Liberty Mutual Group, Inc., 3.95%, 5/15/60(b)	85,000	94,384
Liberty Mutual Group, Inc., 3.95%, 10/15/50(b)	120,000	133,174
Liberty Mutual Group, Inc., 4.57%, 2/1/29(b)	700,000	813,688
Life Storage L.P., 3.88%, 12/15/27	1,000,000	1,121,676
Low Income Investment Fund, 3.39%, 7/1/26	1,000,000	1,053,806
LPL Holdings, Inc., 4.38%, 5/15/31(b)	325,000	339,219
Macquarie Group Ltd., Senior Bond, 3.76%, 11/28/28 (3.76% fixed rate until 11/28/27; 1.37% + 3 month USD LIBOR thereafter)(b)(c)	4,000	4,379
Mastercard, Inc., 1.90%, 3/15/31	1,000,000	1,003,386
Mastercard, Inc., 2.00%, 3/3/25	119,000	123,694
Morgan Stanley, 3.63%, 1/20/27	294,000	324,087
Morgan Stanley, 3.95%, 4/23/27	950,000	1,056,502
Morgan Stanley, 4.43%, 1/23/30 (4.43% fixed rate until 1/23/29; 1.63% + 3 month USD LIBOR thereafter)(c)	440,000	508,055

See Notes to Financial Statements.
34   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
FINANCIAL – (continued)
Morgan Stanley, (SOFR + 0.525%), 0.79%, 5/30/25(c)	$30,000	$29,908
Morgan Stanley, (SOFR + 0.858%), 1.51%, 7/20/27(c)	94,000	93,553
Morgan Stanley, (SOFR + 1.178%), 2.24%, 7/21/32(c)	35,000	34,398
Morgan Stanley, (SOFR + 1.360%), 2.48%, 9/16/36(c)	1,313,000	1,285,068
Morgan Stanley, (SOFR + 1.485%), 3.22%, 4/22/42(c)	177,000	185,163
Morgan Stanley, Senior Bond, 3.77%, 1/24/29 (3.77% fixed rate until 1/24/28; 1.14% + 3 month USD LIBOR thereafter)(c)	1,155,000	1,278,026
Morgan Stanley, Subordinated Note, 5.00%, 11/24/25	25,000	28,578
Mozart Debt Merger Sub, Inc., 3.88%, 4/1/29	175,000	175,000
MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 3/15/31	225,000	229,500
National Health Investors, Inc., 3.00%, 2/1/31	54,000	52,499
New York Community Bancorp, Inc., Subordinated Note, 5.90%, 11/6/28 (5.90% fixed rate until 11/6/23; 2.78% + 3 month USD LIBOR thereafter)(c)	128,000	137,862
Nuveen Finance LLC, 4.13%, 11/1/24(b)	400,000	439,529
Office Properties Income Trust, 3.45%, 10/15/31	52,000	50,868
OFS Capital Corp., 4.75%, 2/10/26	1,300,000	1,319,710
Ohio National Financial Services, Inc., 5.80%, 1/24/30(b)	200,000	228,926
Old Republic International Corp., 3.85%, 6/11/51	71,000	76,711
Omega Healthcare Investors, Inc., 3.25%, 4/15/33	144,000	142,701
Omega Healthcare Investors, Inc., 3.38%, 2/1/31	81,000	82,472
OneMain Finance Corp., 6.63%, 1/15/28	225,000	258,750
OneMain Finance Corp., 8.25%, 10/1/23	125,000	139,691
Owl Rock Capital Corp., 5.25%, 4/15/24	955,000	1,040,462
Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
FINANCIAL – (continued)
Penn Mutual Life Insurance Co. (The), 3.80%, 4/29/61(b)	$37,000	$38,490
Principal Life Global Funding II, 0.50%, 1/8/24(b)	92,000	91,880
Progressive Corp. (The), Senior Bond, 3.70%, 1/26/45	500,000	567,505
Prudential Financial, Inc., 1.50%, 3/10/26	1,232,000	1,250,359
Prudential Financial, Inc., 5.70%, 9/15/48 (5.70% fixed rate until 9/15/28; 2.67% + 3 month USD LIBOR thereafter)(c)	36,000	42,134
Prudential Financial, Inc., Junior Subordinated Bond, 5.63%, 6/15/43 (5.63% fixed rate until 6/15/23; 3.92% + 3 month USD LIBOR thereafter)(c)	97,000	103,240
Realty Income Corp., 3.25%, 1/15/31	285,000	309,271
Regency Centers L.P., 3.75%, 6/15/24	500,000	532,887
Regions Financial Corp., Subordinated Bond, 7.38%, 12/10/37	178,000	270,967
Reinvestment Fund, Inc. (The), 3.88%, 2/15/27	500,000	547,824
Rexford Industrial Realty L.P., 2.15%, 9/1/31	47,000	45,294
SBA Tower Trust, 1.88%, 7/15/50(b)	1,210,000	1,225,157
SBL Holdings, Inc., 5.00%, 2/18/31(b)	67,000	71,481
Security Benefit Global Funding, 1.25%, 5/17/24(b)	48,000	48,322
Signature Bank, 4.00%, 10/15/30(c)	150,000	160,989
SVB Financial Group, 1.80%, 2/2/31	1,150,000	1,103,523
SVB Financial Group, 2.10%, 5/15/28	1,121,000	1,131,644
Synchrony Financial, 4.50%, 7/23/25	374,000	412,988
Tanger Properties L.P., 2.75%, 9/1/31	47,000	45,465
Teachers Insurance & Annuity Association of America, 3.30%, 5/15/50(b)	210,000	220,719

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   35

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
FINANCIAL – (continued)
Truist Financial Corp., Senior Note, 4.00%, 5/1/25	$187,000	$205,693
USAA Capital Corp., 2.13%, 5/1/30(b)	1,000,000	1,007,299
Valley National Bancorp, (SOFR + 2.360%), 3.00%, 6/15/31(c)	138,000	139,363
VEREIT Operating Partnership L.P., 2.85%, 12/15/32	550,000	571,373
Visa, Inc., 0.75%, 8/15/27	42,000	40,887
Visa, Inc., 1.90%, 4/15/27	1,000,000	1,032,429
Vornado Realty L.P., 2.15%, 6/1/26	595,000	604,329
Voya Financial, Inc., 4.70%, 1/23/48 (4.70% fixed rate until 1/23/28; 2.08% + 3 month USD LIBOR thereafter)(c)	61,000	64,060
Wells Fargo & Co., 3.07%, 4/30/41 (SOFR + 2.530%)(c)	772,000	793,302
Wells Fargo & Co., 4.30%, 7/22/27	476,000	540,825
Wells Fargo & Co., 5.61%, 1/15/44	44,000	59,405
Wells Fargo & Co., (3 month USD LIBOR + 1.000%), 2.57%, 2/11/31(c)	670,000	684,593
Western & Southern Life Insurance Co. (The), 3.75%, 4/28/61(b)	38,000	41,001
WR Berkley Corp., 4.00%, 5/12/50	160,000	184,285
Zions Bancorp NA, 3.25%, 10/29/29	271,000	281,718
Total Financial		80,187,683
INDUSTRIAL – 1.0%
AECOM, 5.13%, 3/15/27	200,000	221,500
Amcor Flexibles North America, Inc., 2.69%, 5/25/31	65,000	66,687
Amsted Industries, Inc., 5.63%, 7/1/27(b)	200,000	208,704
Berry Global, Inc., 1.57%, 1/15/26(b)	1,010,000	1,009,737
Boeing Co. (The), 2.20%, 2/4/26	1,150,000	1,158,478
Boeing Co. (The), 3.75%, 2/1/50	525,000	529,897
Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
INDUSTRIAL – (continued)
Carlisle Cos., Inc., 2.20%, 3/1/32	$985,000	$956,307
Carrier Global Corp., 3.38%, 4/5/40	132,000	138,502
Caterpillar Financial Services Corp., 0.65%, 7/7/23	149,000	149,909
CNH Industrial Capital LLC, 4.20%, 1/15/24	58,000	62,248
Emerson Electric Co., 0.88%, 10/15/26	93,000	91,325
Flowserve Corp., 2.80%, 1/15/32	245,000	242,452
General Electric Co., 4.35%, 5/1/50	41,000	49,505
Illinois Tool Works, Inc., 3.50%, 3/1/24	75,000	79,863
John Deere Capital Corp., 0.63%, 9/10/24	60,000	60,027
Kansas City Southern, 4.30%, 5/15/43	663,000	780,065
Kansas City Southern, 4.70%, 5/1/48	38,000	47,106
Masco Corp., 3.13%, 2/15/51	34,000	33,342
Nature Conservancy (The), 1.21%, 2/1/24 (3 month USD LIBOR + 1.08%)(c)	520,000	522,420
Nature Conservancy (The), Series A, 1.51%, 7/1/29	300,000	291,738
Owens Corning, 4.30%, 7/15/47	98,000	112,868
Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.40%, 11/15/26(b)	139,000	150,939
Penske Truck Leasing Co. L.P./PTL Finance Corp., Senior Note, 4.13%, 8/1/23(b)	330,000	349,728
Standard Industries, Inc., 4.38%, 7/15/30(b)	175,000	178,500
Standard Industries, Inc., Senior Note, 4.75%, 1/15/28(b)	125,000	129,687
Stanley Black & Decker, Inc., (5 year CMT + 2.657%), 4.00%, 3/15/60(c)	148,000	158,475
Trimble, Inc., 4.75%, 12/1/24	13,000	14,382
Trimble, Inc., Senior Note, 4.15%, 6/15/23	250,000	263,570
Union Pacific Corp., 2.97%, 9/16/62	225,000	216,962

See Notes to Financial Statements.
36   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
INDUSTRIAL – (continued)
United Parcel Service, Inc., 3.90%, 4/1/25	$65,000	$71,176
Vontier Corp., 2.95%, 4/1/31(b)	47,000	46,704
Xylem, Inc., 2.25%, 1/30/31	250,000	250,199
Total Industrial		8,643,002
TECHNOLOGY – 0.7%
Apple, Inc., 1.40%, 8/5/28	97,000	95,438
Apple, Inc., Senior Bond, 3.85%, 8/4/46	325,000	380,027
Apple, Inc., Senior Note, 3.00%, 6/20/27	500,000	547,372
Broadcom, Inc., 3.14%, 11/15/35	434,000	432,635
Broadcom, Inc., 3.19%, 11/15/36	4,000	3,982
Broadcom, Inc., 3.42%, 4/15/33(b)	809,000	837,454
Broadcom, Inc., 3.50%, 2/15/41(b)	101,000	99,797
Broadcom, Inc., 4.11%, 9/15/28	224,000	249,230
Broadcom, Inc., 4.15%, 11/15/30	79,000	87,530
CDW LLC/CDW Finance Corp., 5.50%, 12/1/24	350,000	385,438
Dell International LLC/EMC Corp., 8.10%, 7/15/36	103,000	156,186
Hewlett Packard Enterprise Co., 1.75%, 4/1/26	203,000	205,953
Hewlett Packard Enterprise Co., 6.35%, 10/15/45	80,000	107,414
HP, Inc., 2.65%, 6/17/31(b)	1,000,000	990,095
Microsoft Corp., 2.68%, 6/1/60	56,000	54,290
Microsoft Corp., 3.04%, 3/17/62	269,000	284,152
Oracle Corp., 2.30%, 3/25/28	229,000	234,146
Oracle Corp., 4.10%, 3/25/61	80,000	85,170
Oracle Corp., Senior Bond, 3.80%, 11/15/37	156,000	168,344
Roper Technologies, Inc., 1.40%, 9/15/27	500,000	493,769
Total Technology		5,898,422
UTILITIES – 3.3%
AEP Transmission Co. LLC, 4.25%, 9/15/48	425,000	517,965
AES Corp. (The), 1.38%, 1/15/26	1,175,000	1,159,574
Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
UTILITIES – (continued)
AES Corp. (The), 2.45%, 1/15/31	$1,000,000	$986,243
Alabama Power Co., 3.75%, 3/1/45	170,000	190,646
Alexander Funding Trust, 1.84%, 11/15/23(b)	555,000	565,671
Alliant Energy Finance LLC, 3.75%, 6/15/23(b)	300,000	314,530
American Electric Power Co., Inc., Senior Note, 3.20%, 11/13/27	77,000	82,774
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.88%, 8/20/26	225,000	254,250
Appalachian Power Co., 3.70%, 5/1/50	100,000	108,845
Atmos Energy Corp., 3.38%, 9/15/49	320,000	335,704
Avangrid, Inc., 3.20%, 4/15/25	236,000	251,347
Brooklyn Union Gas Co. (The), 4.49%, 3/4/49(b)	1,000,000	1,165,426
Calpine Corp., 3.75%, 3/1/31(b)	450,000	433,125
Clearway Energy Operating LLC, 3.75%, 2/15/31(b)	925,000	927,312
CMS Energy Corp., (5 year CMT + 4.116%), 4.75%, 6/1/50(c)	63,000	70,869
Commonwealth Edison Co., 3.70%, 8/15/28	820,000	923,230
Connecticut Light & Power Co. (The), 4.00%, 4/1/48	105,000	125,339
Consolidated Edison Co. of New York, Inc., 3.60%, 6/15/61	144,000	150,461
Consolidated Edison Co. of New York, Inc., 0, 3.95%, 4/1/50	23,000	26,245
Dominion Energy South Carolina, Inc., 5.10%, 6/1/65	101,000	144,980
Dominion Energy, Inc., Junior Subordinated Bond, 5.75%, 10/1/54 (5.75% fixed rate until 10/1/24; 3.06% + 3 month USD LIBOR thereafter)(c)	42,000	46,052
Dominion Energy, Inc., Senior Note, 4.25%, 6/1/28	270,000	306,749
DTE Electric Co., 3.95%, 3/1/49	1,199,000	1,415,678

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   37

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
UTILITIES – (continued)
Duke Energy Florida LLC, 2.50%, 12/1/29	$1,000,000	$1,034,281
Duke Energy Florida LLC, 3.80%, 7/15/28	550,000	614,179
Duke Energy Florida LLC, 4.20%, 7/15/48	50,000	60,170
Electricite de France S.A., Senior Note, 3.63%, 10/13/25(b)	1,000,000	1,087,062
Emera US Finance L.P., 3.55%, 6/15/26	400,000	432,357
Emera US Finance L.P., 4.75%, 6/15/46	102,000	120,358
Entergy Louisiana LLC, 4.20%, 9/1/48	310,000	371,517
Entergy Mississippi LLC, 3.50%, 6/1/51	37,000	40,399
Entergy Texas, Inc., 4.50%, 3/30/39	204,000	240,042
Essential Utilities, Inc., 3.35%, 4/15/50	58,000	59,523
FirstEnergy Corp., Senior Bond, Series C, 7.38%, 11/15/31	114,000	155,731
Georgia Power Co., Series A, 3.25%, 3/15/51	92,000	92,607
Interstate Power & Light Co., 3.50%, 9/30/49	64,000	69,618
Israel Electric Corp. Ltd., Senior Secured Note, 6.88%, 6/21/23(b)	400,000	439,696
Jersey Central Power & Light Co., 2.75%, 3/1/32(b)	35,000	35,854
Liberty Utilities Finance GP 1, 2.05%, 9/15/30(b)	64,000	61,922
MidAmerican Energy Co., 3.10%, 5/1/27	624,000	678,521
National Fuel Gas Co., 5.50%, 1/15/26	1,225,000	1,411,015
National Rural Utilities Cooperative Finance Corp., 2.85%, 1/27/25	329,000	347,445
New York State Electric & Gas Corp., 2.15%, 10/1/31(b)	1,225,000	1,208,632
NextEra Energy Operating Partners L.P., 4.25%, 7/15/24(b)	575,000	608,781
Oncor Electric Delivery Co. LLC, 3.70%, 11/15/28	720,000	813,968
Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
UTILITIES – (continued)
Pacific Gas and Electric Co., 3.95%, 12/1/47	$107,000	$102,970
Pacific Gas and Electric Co., 4.30%, 3/15/45	81,000	79,914
PacifiCorp, 4.13%, 1/15/49	135,000	158,909
Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(b)	425,000	443,062
PPL Electric Utilities Corp., 4.15%, 6/15/48	85,000	103,560
PSEG Power LLC, 3.85%, 6/1/23	310,000	326,098
Public Service Co. of Colorado, 2.70%, 1/15/51	179,000	173,307
Public Service Co. of Colorado, 3.70%, 6/15/28	85,000	94,613
Public Service Co. of Colorado, 4.10%, 6/15/48	182,000	219,851
Public Service Co. of Oklahoma, Series J, 2.20%, 8/15/31	109,000	107,510
Public Service Electric & Gas Co., 2.70%, 5/1/50	420,000	404,428
San Diego Gas & Electric Co., Series WWW, 2.95%, 8/15/51	1,375,000	1,362,626
Southern California Edison Co., 1.10%, 4/1/24	206,000	206,995
Southern California Edison Co., Series C, 4.13%, 3/1/48	110,000	119,862
Southern California Gas Co., Series VV, 4.30%, 1/15/49	75,000	92,702
Southern Power Co., Senior Note, 4.15%, 12/1/25	500,000	553,987
Southwestern Public Service Co., 3.75%, 6/15/49	360,000	408,830
Star Energy Geothermal Wayang Windu Ltd., Senior Secured Bond, 6.75%, 4/24/33(b)	443,350	507,636
Tucson Electric Power Co., 1.50%, 8/1/30	525,000	496,669
Union Electric Co., 2.95%, 6/15/27	86,000	91,888
Vistra Operations Co. LLC, 3.55%, 7/15/24(b)	305,000	320,807

See Notes to Financial Statements.
38   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
UTILITIES – (continued)
Vistra Operations Co. LLC, 5.00%, 7/31/27(b)	$100,000	$103,250
Total Utilities		26,966,167
TOTAL CORPORATE BONDS (Cost: $204,859,866)		211,880,316
ASSET-BACKED SECURITIES – 16.1%
ABPCI Direct Lending Fund ABS I Ltd., Series 2020-1A, Class A, ABS, 3.20%, 12/20/30(b)	1,620,000	1,622,728
Adams Outdoor Advertising L.P., Series 2018-1, Class A, 4.81%, 11/15/48(b)	1,366,600	1,435,611
Americredit Automobile Receivables Trust, Series 2019-1, Class B, 3.13%, 2/18/25	100,000	101,274
Americredit Automobile Receivables Trust, Series 2019-1, Class C, 3.36%, 2/18/25	100,000	102,743
Americredit Automobile Receivables Trust, Series 2019-2, Class C, 2.74%, 4/18/25	300,000	308,210
Americredit Automobile Receivables Trust, Series 2019-3, Class C, 2.32%, 7/18/25	500,000	511,046
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class B, 1.48%, 1/21/25	300,000	303,424
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C, ABS, 1.06%, 8/18/26	200,000	201,332
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class C, ABS, 0.89%, 10/19/26	1,100,000	1,102,016
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, ABS, 1.01%, 1/19/27	300,000	298,940
AMSR 2019-SFR1 Trust, Series 2019-SFR1, Class D, ABS, 3.25%, 1/19/39(b)	100,000	103,464
Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
Antares CLO 2019-1 Ltd., Series 2019-1A, Class B, ABS, (3 month USD LIBOR + 2.550%), 2.68%, 7/20/31(b)(c)	$1,940,000	$1,940,578
Apres Static CLO Ltd., Series 2019-1A, Class A1R, ABS, (3 month USD LIBOR + 1.070%), 1.20%, 10/15/28(b)(c)	1,050,891	1,050,933
Atlas Senior Loan Fund XI Ltd., Series 2018-11A, Class A1L, 1.23%, 7/26/31 (3 month USD LIBOR + 1.10%)(b)(c)	1,000,000	1,000,084
Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class A, 4.00%, 3/20/25(b)	200,000	214,323
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.45%, 3/20/23(b)	300,000	302,373
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.35%, 9/22/25(b)	400,000	426,364
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.36%, 3/20/26(b)	500,000	520,063
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A, 2.33%, 8/20/26(b)	300,000	311,832
Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class A, ABS, 1.38%, 8/20/27(b)	800,000	798,250
Bain Capital Credit Clo Ltd., Series 2016-2A, Class CRR, ABS, (3 month USD LIBOR + 2.000%), 2.13%, 1/15/29(b)(c)	660,000	660,011
Bain Capital Credit CLO Ltd., Series 2019-2A, Class AR, ABS, (3 month USD LIBOR + 1.100%), 1.00%, 10/17/32(b)(c)	1,250,000	1,250,000
Balboa Bay Loan Funding Ltd., Series 2021-1A, Class A, ABS, (3 month USD LIBOR + 1.200%), 1.00%, 7/20/34(b)(c)	1,000,000	1,000,705

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   39

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
Barings CLO Ltd. 2020-II, 1.42%, 10/15/33 (3 month USD LIBOR + 1.29%)(b)(c)	$1,000,000	$1,000,085
Battalion CLO VII Ltd., Series 2014-7A, Class A1RR, 1.17%, 7/17/28 (3 month USD LIBOR + 1.04%)(b)(c)	462,719	462,827
Blackrock Rainier CLO VI Ltd., Series 2021-6A, Class A, ABS, (3 month USD LIBOR + 1.700%), 1.83%, 4/20/33(b)(c)	2,000,000	2,001,540
Business Jet Securities LLC, Series 2020-1A, Class A, ABS, 2.98%, 11/15/35(b)	154,418	156,419
California Street CLO IX L.P., Series 2012-9A, Class CR3, ABS, (3 month USD LIBOR + 2.500%), 1.00%, 7/16/32(b)(c)	1,840,000	1,840,191
Carlyle Global Market Strategies, Series 2012-4A, Class A1R3, ABS, (3 month USD LIBOR + 1.080%), 1.22%, 4/22/32(b)(c)	1,250,000	1,250,132
Carlyle Global Market Strategies, Series 2015-5A, Class A1RR, ABS, (3 month USD LIBOR + 1.080%), 1.00%, 1/20/32(b)(c)	2,250,000	2,250,238
Carlyle Global Market Strategies, Series 2021-5A, Class A1, ABS, (3 month USD LIBOR + 1.120%), 1.00%, 7/20/34(b)(c)	1,500,000	1,501,078
Carmax Auto Owner Trust, Series 2021-1, Class C, ABS, 0.94%, 12/15/26	400,000	398,138
CarMax Auto Owner Trust, Series 2021-2, Class C, ABS, 1.34%, 2/16/27	200,000	199,521
CarMax Auto Owner Trust, Series 2021-3, Class C, ABS, 1.25%, 5/17/27	190,000	188,684
CarMax Auto Owner Trust, Series 2021-4, Class C, ABS, 1.38%, 7/15/27	200,000	198,725
CARS-DB4 L.P., Series 2020-1A, Class B1, 4.17%, 2/15/50(b)	540,000	556,484
Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
CBAM Ltd., Series 2020-12A, Class AR, ABS, (3 month USD LIBOR + 1.180%), 1.31%, 7/20/34(b)(c)	$1,750,000	$1,750,941
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28%, 7/15/60(b)	368,972	374,359
CFG Investments Ltd., Series 2021-1, Class A, ABS, 4.70%, 5/20/32(b)	510,000	524,790
Chase Funding Loan Acquisition Trust, Series 2004-OPT1, 0.94%, 6/25/34 (1 month USD LIBOR +0.855%)(c)	42,656	41,993
CIFC Funding Ltd., Series 2014-5A, Class A1R2, 1.33%, 10/17/31 (3 month USD LIBOR + 1.20%)(b)(c)	1,000,000	1,000,043
Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7, 3.96%, 10/13/30	600,000	695,403
Commonbond Student Loan Trust, Series 2018-CGS, Class A1, 3.87%, 2/25/46(b)	54,683	56,420
Commonbond Student Loan Trust, Series 2020-AGS, Class A, 1.98%, 8/25/50(b)	311,062	315,920
CSMC Trust, Series 2006-CF2, Class M3, 1.24%, 5/25/36 (1 month USD LIBOR + 0.65%)(b)(c)	13,929	13,946
Diamond CLO Ltd., Series 2019-1A, Class DR, ABS, (3 month USD LIBOR + 3.400%), 3.53%, 4/25/29(b)(c)	1,300,000	1,295,225
DigitalBridge Issuer LLC, Series 2020-1A, Class A2, 3.93%, 9/25/51(b)	1,020,000	1,019,775
Dorchester Park CLO DAC, Series 2015-1A, Class AR, 1.03%, 4/20/28 (3 month USD LIBOR + 0.90%)(b)(c)	438,550	438,638
Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65%, 2/15/24	16,606	16,623
Drive Auto Receivables Trust, Series 2021-1, Class B, ABS, 0.65%, 7/15/25	200,000	200,549

See Notes to Financial Statements.
40   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
Dryden 72 CLO Ltd., Series 2019-72A, Class AR, ABS, (3 month USD LIBOR + 1.080%), 1.21%, 5/15/32(b)(c)	$1,510,000	$1,510,566
Elevation CLO Ltd., Series 2014-2A, Class A1R, 1.36%, 10/15/29 (3 month USD LIBOR + 1.23%)(b)(c)	500,000	500,018
Elevation CLO Ltd., Series 2021-13A, Class A1, ABS, (3 month USD LIBOR + 1.190%), 1.34%, 7/15/34(b)(c)	1,000,000	1,000,344
Ellington Loan Acquisition Trust, Series 2007-2, Class A2C, 1.19%, 5/25/37 (1 month USD LIBOR + 1.10%)(b)(c)	11,614	11,630
FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 2/18/31(b)	103,955	105,116
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(b)	500,000	535,367
Ford Credit Auto Owner Trust, Series 2019-1, Class A, 3.52%, 7/15/30(b)	1,000,000	1,064,646
Ford Credit Auto Owner Trust, Series 2020-2, Class A, ABS, 1.06%, 4/15/33(b)	800,000	797,000
Ford Credit Auto Owner Trust, Series 2020-REV1, 2.04%, 8/15/31(b)	800,000	827,229
Ford Credit Auto Owner Trust, Series 2021-1, Class B, ABS, 1.61%, 10/17/33(b)	120,000	119,884
Ford Credit Floorplan Master Owner Trust A, Series 2020-2, Class A, 1.06%, 9/15/27	600,000	598,652
Global SC Finance VII Srl, Series 2020-1A, Class A, 2.17%, 10/17/40(b)	505,181	511,168
Global SC Finance VII Srl, Series 2020-2A, Class A, 2.26%, 11/19/40(b)	270,391	274,346
Global SC Finance VII Srl, Series 2020-2A, Class B, 3.32%, 11/19/40(b)	225,324	228,152
GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class C, 3.62%, 6/17/24	100,000	103,021
Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
GM Financial Revolving Receivables Trust, Series 2021-1, Class B, ABS, 1.49%, 6/12/34(b)	$100,000	$99,105
Golub Capital Partners ABS Funding Ltd., Series 2020-1A, Class A2, ABS, 3.21%, 1/22/29(b)	800,000	805,822
Golub Capital Partners TALF LLC, Series 2020-2A, Class C, ABS, (3 month USD LIBOR + 3.650%), 3.77%, 2/5/30(b)(c)	650,000	653,667
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, ABS, 2.10%, 5/20/48(b)	384,303	382,731
Hercules Capital Funding Trust, Series 2018-1A, Class A, 4.61%, 11/22/27(b)	847,994	851,971
HERO Funding Trust, Series 2016-1A, Class A, 4.05%, 9/20/41(b)	417,235	436,496
HERO Funding Trust, Series 2016-3A, Class A1, 3.08%, 9/20/42(b)	193,216	198,324
HERO Funding Trust, Series 2020-1A, Class A, 2.59%, 9/20/57(b)	708,817	720,999
Hertz Vehicle Financing III L.P., Series 2021-2A, Class A, ABS, 1.68%, 12/27/27(b)	400,000	400,421
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, ABS, 1.21%, 12/26/25(b)	400,000	401,273
Home Equity Asset Trust, Series 2003-1, Class M1, 1.59%, 6/25/33 (1 month USD LIBOR + 1.50%)(c)	4,163	4,202
HPS Loan Management Ltd., Series 10A-16, Class A1RR, ABS, (3 month USD LIBOR + 1.140%), 1.27%, 4/20/34(b)(c)	1,000,000	1,000,620
HPS Loan Management Ltd., Series 15A-19, Class A1, 1.46%, 7/22/32 (3 month USD LIBOR + 1.32%)(b)(c)	500,000	500,314
Jamestown CLO XIV Ltd., Series 2019-14A, Class A1AR, ABS, (3 month USD LIBOR + 1.200%), 1.00%, 10/20/34(b)(c)	1,125,000	1,124,719

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   41

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
KKR Clo 32 Ltd., Series 32A, Class A1, ABS, (3 month USD LIBOR + 1.320%), 1.45%, 1/15/32(b)(c)	$1,500,000	$1,504,365
KVK CLO Ltd., Series 2016-1A, Class A1R2, ABS, (3 month USD LIBOR + 1.210%), 1.00%, 10/15/34(b)(c)	750,000	749,812
Laurel Road Prime Student Loan Trust, Series 2019-A, Class A2FX, 2.73%, 10/25/48(b)	82,279	83,694
Legacy Mortgage Asset Trust, Series 2019-GS1, Class A1, 4.00%, 1/25/59(b)	47,788	47,843
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75%, 1/25/59(b)	58,249	58,297
Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.44%, 5/25/59(b)	142,097	142,238
Lendmark Funding Trust, Series 2019-2A, Class A, ABS, 2.78%, 4/20/28(b)	300,000	306,429
LIAS Administration Fee Issuer LLC, Series 2018-1A, Class A, 5.96%, 7/25/48	1,151,911	1,304,128
Loanpal Solar Loan 2021-1 Ltd., Series 2021-1GS, Class A, ABS, 2.29%, 1/20/48(b)	830,586	839,220
Loanpal Solar Loan 2021-2 Ltd., Series 2021-2GS, Class A, ABS, 2.22%, 3/20/48(b)	443,406	443,431
Logan CLO I Ltd., Series 2021-1A, Class A, ABS, (3 month USD LIBOR + 1.160%), 1.31%, 7/20/34(b)(c)	1,000,000	1,000,523
Madison Park Funding X Ltd., Series 2012-10A, Class AR3, ABS, (3 month USD LIBOR + 1.010%), 1.14%, 1/20/29(b)(c)	2,826,171	2,826,465
MCA Fund Holding LLC, Series 2020-1, Class A, ABS, 3.25%, 11/15/35(b)	707,210	719,051
Midocean Credit CLO IX, Series 2018-9A, Class A1, 1.28%, 7/20/31 (3 month USD LIBOR + 1.15%)(b)(c)	500,000	500,055
Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
MMAF Equipment Finance LLC, Series 2018-A, Class A5, 3.61%, 3/10/42(b)	$100,000	$105,760
MMAF Equipment Finance LLC, Series 2019-A, Class A5, 3.08%, 11/12/41(b)	300,000	315,501
MMAF Equipment Finance LLC, Series 2019-B, Class A5, 2.29%, 11/12/41(b)	300,000	313,003
Monroe Capital ABS Funding Ltd., Series 2021-1A, Class A2, ABS, 2.82%, 4/22/31(b)	2,200,000	2,191,468
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE6, Class M1, 0.91%, 8/25/34 (1 month USD LIBOR + 0.83%)(c)	7,718	7,661
Mosaic Solar Loan Trust, Series 2020-1A, Class A, 2.10%, 4/20/46(b)	684,267	693,021
Mosaic Solar Loan Trust, Series 2020-2A, Class A, 1.44%, 8/20/46(b)	778,540	767,325
Mosaic Solar Loan Trust, Series 2021-1A, Class B, ABS, 2.05%, 12/20/46(b)	857,570	857,911
Mosaic Solar Loan Trust, Series 2021-3A, Class A, ABS, 1.44%, 6/20/52(b)	1,680,000	1,644,199
Mountain View CLO IX Ltd., Series 2015-9A, Class A1R, 1.25%, 7/15/31 (3 month USD LIBOR + 1.12%)(b)(c)	1,000,000	1,000,002
NADG NNN Operating L.P., Series 2019-1, Class A, 3.37%, 12/28/49(b)	386,588	396,035
Nassau CFO LLC, Series 2019-1, Class A, 3.98%, 8/15/34(b)	1,127,316	1,139,355
Navient Private Education Refi Loan Trust, Series 2018-CA, Class A2, 3.52%, 6/16/42(b)	83,275	84,927
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2, 3.13%, 2/15/68(b)	213,348	218,593
Navient Private Education Refi Loan Trust, Series 2020-B, Class A2, 2.12%, 1/15/69(b)	253,872	257,546

See Notes to Financial Statements.
42   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
Navient Private Education Refi Loan Trust, Series 2020-DA, Class A, 1.69%, 5/15/69(b)	$206,342	$208,412
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1, Class AT1, ABS, 1.04%, 12/16/52(b)	540,000	539,850
Newtek Small Business Loan Trust, Series 2018-1, Class A, 2.70%, 2/25/44 (1 month USD LIBOR + 1.70%)(b)(c)	451,147	444,487
Newtek Small Business Loan Trust, Series 2018-1, Class B, 4.00%, 2/25/44 (1 month USD LIBOR + 3.00%)(b)(c)	217,114	210,197
Northwoods Capital XV Ltd., Series 2017-15A, Class A1R, ABS, (3 month USD LIBOR + 1.210%), 1.33%, 6/20/34(b)(c)	2,000,000	2,001,374
NRZ Advance Receivables Trust, Series 2020-T2, Class AT2, 1.48%, 9/15/53(b)	510,000	510,597
NRZ Advance Receivables Trust, Series 2020-T3, Class AT3, ABS, 1.32%, 10/15/52(b)	300,000	300,220
NXT Capital CLO LLC, Series 2020-1A, Class C, ABS, (3 month USD LIBOR + 3.350%), 3.48%, 1/20/31(b)(c)	1,620,000	1,622,480
Oaktree CLO Ltd., Series 2015-1A, Class A1R, 1.00%, 10/20/27 (3 month USD LIBOR + 0.87%)(b)(c)	791,504	791,547
Ocean Trails CLO V, Series 2014-5A, Class ARR, (3 month USD LIBOR + 1.280%), 1.41%, 10/13/31(b)(c)	1,474,373	1,474,376
Octagon Investment Partners, Ltd., Series 2017-1A, Class AR, ABS, (3 month USD LIBOR + 1.050%), 1.18%, 7/20/30(b)(c)	875,000	874,599
Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
OnDeck Asset Securitization Trust III LLC, Series 2021-1A, Class B, ABS, 2.28%, 5/17/27(b)	$2,050,000	$2,062,568
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.43%, 12/16/24(b)	69,927	70,085
OneMain Direct Auto Receivables Trust, Series 2019-1A, Class A, 3.63%, 9/14/27(b)	900,000	964,666
OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.84%, 5/14/32(b)	200,000	206,719
OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.75%, 9/14/35(b)	400,000	405,261
OneMain Financial Issuance Trust, Series 2021-1A, Class A2, ABS, (SOFR30A + 0.760%), 0.81%, 6/16/36(b)(c)	600,000	604,365
Oportun Funding XIV LLC, Series 2021-A, Class A, ABS, 1.21%, 3/8/28(b)	1,400,000	1,403,739
Oportun Issuance Trust, Series 2021-B, Class C, ABS, 3.65%, 5/8/31(b)	1,290,000	1,295,865
Oxford Finance Funding LLC, Series 2019-1A, Class A2, 4.46%, 2/15/27(b)	617,272	634,759
Oxford Finance Funding LLC, Series 2020-1A, Class A2, 3.10%, 2/15/28(b)	800,000	820,207
Palmer Square CLO Ltd., Series 2015-1A, Class A1A4, ABS, (3 month USD LIBOR + 1.130%), 1.26%, 5/21/34(b)(c)	1,500,000	1,501,228
Palmer Square Loan Funding 2020-4 Ltd., Series 2020-4A, Class B, (3 month USD LIBOR + 2.300%), 2.43%, 11/25/28 Zero Coupon,(b)(c)	730,000	730,663
Pawnee Equipment Receivables LLC, Series 2020-1, Class A, 1.37%, 11/17/25(b)	326,617	328,088

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   43

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
Pennsylvania Higher Education Assistance Agency, Series 2021-1A, Class A, ABS, (1 month USD LIBOR + 0.530%), 0.65%, 5/25/70(b)(c)	$550,000	$550,849
Progress Residential Trust, Series 2021-SFR8, Class D, ABS, 2.08%, 10/17/38(b)	100,000	99,172
ReadyCap Lending Small Business Loan Trust, Series 2019-2, Class A (PRIME + 0.50%), 2.75%, 12/27/44(b)(c)	357,129	341,979
Regatta VII Funding Ltd., Series 2016-4A, Class A1, ABS, (3 month USD LIBOR + 1.150%), 1.27%, 6/20/34(b)(c)	1,500,000	1,499,623
Regional Management Issuance Trust, Series 2020-1, Class A, 2.34%, 10/15/30(b)	320,000	326,467
Regional Management Issuance Trust, Series 2021-1, Class A, ABS, 1.68%, 3/17/31(b)	1,870,000	1,870,447
Renew, Series 2018-1, Class A, 3.95%, 9/20/53(b)	226,084	238,969
Renew, Series 2021-1, Class A, ABS, Reg S, 2.06%, 11/20/56(b)	918,543	918,509
Republic FInance Issuance Trust, Series 2019-A, Class A, 3.43%, 11/22/27(b)	920,000	927,823
Republic Finance Issuance Trust, Series 2020-A, Class B, ABS, 3.54%, 11/20/30(b)	600,000	618,257
Rockford Tower CLO 2020-1 Ltd., Series 2020-1A, Class A, ABS, (3 month USD LIBOR + 1.280%), 1.41%, 1/20/32(b)(c)	1,250,000	1,258,630
Sabey Data Center Issuer LLC, Series 2020-1, Class A2, 3.81%, 4/20/45(b)	740,000	778,766
Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.90%, 10/15/24	414,471	417,378
Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
Santander Drive Auto Receivables Trust, Series 2019-3, Class C, 2.49%, 10/15/25	$255,105	$256,761
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12%, 1/15/26	400,000	402,488
Santander Drive Auto Receivables Trust, Series 2020-4, Class C, ABS, 1.01%, 1/15/26	300,000	301,939
Santander Drive Auto Receivables Trust, Series 2021-1, Class C, ABS, 0.75%, 2/17/26	600,000	602,455
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, ABS, 0.90%, 6/15/26	500,000	501,755
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, ABS, 1.35%, 7/15/27	600,000	602,251
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, ABS, 0.95%, 9/15/27	600,000	601,085
Sixth Street CLO XVI Ltd., Series 2020-16A, Class A1A, ABS, (3 month USD LIBOR + 1.320%), 1.45%, 10/20/32(b)(c)	1,750,000	1,750,122
SoFi Consumer Loan Program Trust, Series 2020-1, Class 1A, 2.02%, 1/25/29(b)	119,415	120,160
SoFi Professional Loan Program Trust, Series 2020-C, Class AFX, 1.95%, 2/15/46(b)	219,560	223,157
Sofi Professional Loan Program LLC, Series 2019-A, Class A2FX, 3.69%, 6/15/48(b)	134,006	138,346
Sofi Professional Loan Program LLC, Series 2019-C, Class A2FX, 2.37%, 11/16/48(b)	263,463	268,301
SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.54%, 5/15/46(b)	400,000	410,528
SolarCity FTE, Series 2016-A, Class A, 4.80%, 9/20/48(b)	236,421	240,468

See Notes to Financial Statements.
44   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, 1.20%, 1/26/31 (3 month USD LIBOR + 1.07%)(b)(c)	$250,000	$250,155
Springleaf Funding Trust, Series 2017-AA, Class A, 2.68%, 7/15/30(b)	89,156	89,274
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, 2/25/44(b)	1,237,192	1,301,075
Store Master Funding I-VII, Series 2019-1, Class A1, 2.82%, 11/20/49(b)	1,010,378	1,050,705
STWD Ltd., Series 2019-FL1, Class B, 1.77%, 7/15/38 (SOFR + 1.71%)(SOFR + 1.71%)(SOFR + 1.71%)(SOFR + 1.71)3(b)(c)	470,000	470,000
STWD Ltd., Series 2019-FL1, Class C, 2.12%, 7/15/38 (SOFR + 1.06%)(SOFR + 1.06%)(SOFR + 1.06%)1(b)(c)	280,000	280,000
Summit Issuer LLC, Series 2020-1A, Class A2, ABS, 2.29%, 12/20/50(b)	1,620,000	1,619,335
Sunrun Athena Issuer LLC, Series 2018-1, Class A, 5.31%, 4/30/49(b)	234,292	259,094
Sunrun Demeter Issuer, Series 2021-2A, Class A, ABS, 2.27%, 1/30/57(b)	1,280,000	1,279,119
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(b)	410,547	438,347
SWC Funding LLC, Series 2018-1A, Class A, 4.75%, 8/15/33(b)	1,181,470	1,210,037
TCW CLO 2017-1A Ltd., Series 2017-1A, Class A1RR, ABS, (3 month USD LIBOR + 1.180%), 1.00%, 10/29/34(b)(c)	750,000	750,000
Tesla Auto Lease Trust, Series 2019-A, Class A3, 2.16%, 10/20/22(b)	1,000,000	1,008,760
Tesla Auto Lease Trust, Series 2019-A, Class A4, 2.20%, 11/21/22(b)	500,000	507,777
Tesla Auto Lease Trust, Series 2021-A, Class A3, ABS, 0.56%, 3/20/25(b)	1,000,000	1,002,037
Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
Tesla Auto Lease Trust, Series 2021-B, Class A3, ABS, 0.60%, 9/22/25(b)	$1,200,000	$1,197,747
TH Msrissuer Trust, Series 2019-FT1, Class A, 2.89%, 6/25/24 (1 month USD LIBOR + 2.80%)(b)(c)	450,000	445,402
TICP CLO IX Ltd., Series 2017-9A, Class A, 1.27%, 1/20/31 (3 month USD LIBOR + 1.14%)(b)(c)	1,000,000	1,001,758
Towd Point Mortgage Trust, Series 2020-4, Class A1, ABS, 1.75%, 10/25/60(b)	196,393	198,842
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33(b)	300,000	304,002
Toyota Auto Receivables Owner Trust, Series 2021-B, Class A2, ABS, 0.14%, 1/16/24	2,000,000	1,998,934
Trimaran Cavu Ltd., Series 2019-1A, Class A1, 1.59%, 7/20/32 (3 month USD LIBOR + 1.46%)(b)(c)	500,000	500,807
Vantage Data Centers Issuer LLC, Series 2019-1A, Class A2, 3.19%, 7/15/44(b)	827,396	854,498
VB-S1 Issuer LLC, Series 2020-1A, Class C2, 3.03%, 6/15/50(b)	700,000	729,719
VCP RRL ABS I Ltd., Series 2021-1A, Class A, ABS, 2.15%, 10/20/31(b)	900,000	898,670
Vivint Solar Financing V LLC, Series 2018-1A, Class A, 4.73%, 4/30/48(b)	237,422	256,011
Vivint Solar Financing V LLC, Series 2018-1A, Class B, 7.37%, 4/30/48(b)	769,090	813,505
Wellfleet CLO Ltd., Series 2018-1A, Class A, 1.23%, 7/17/31 (3 month USD LIBOR + 1.10%)(b)(c)	1,000,000	997,139
Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 6/15/49(b)	466,250	492,743
World Omni Select Auto Trust, Series 2018-1A, Class C, 3.86%, 1/15/25(b)	118,195	118,603
World Omni Select Auto Trust, Series 2019-A, Class B, 2.17%, 12/15/25	400,000	405,698

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   45

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
World Omni Select Auto Trust, Series 2019-A, Class C, 2.38%, 12/15/25	$100,000	$102,364
World Omni Select Auto Trust, Series 2021-A, Class C, ABS, 1.09%, 11/15/27	100,000	99,663
York CLO-6 Ltd., Series 2019-1A, Class A1, 1.49%, 7/22/32 (3 month USD LIBOR + 1.35%)(b)(c)	500,000	500,235
Zais CLO 9 Ltd., Series 2018-2A, Class A, 1.33%, 7/20/31 (3 month USD LIBOR + 1.20%)(b)(c)	970,261	959,923
TOTAL ASSET-BACKED SECURITIES (Cost: $130,981,883)		132,265,667
U.S. GOVERNMENT AGENCIES – 15.8%
Federal Home Loan Mortgage Corp., 0.25%, 8/24/23	1,050,000	1,049,580
Federal Home Loan Mortgage Corp., 1.50%, 11/1/50	477,775	464,508
Federal Home Loan Mortgage Corp., 2.00%, 1/1/32	141,622	146,417
Federal Home Loan Mortgage Corp., 2.00%, 9/1/50	2,873,953	2,883,845
Federal Home Loan Mortgage Corp., 2.50%, 6/1/28	99,039	104,154
Federal Home Loan Mortgage Corp., 2.50%, 3/1/51	381,083	398,211
Federal Home Loan Mortgage Corp., 2.50%, 4/1/51	3,089,285	3,189,293
Federal Home Loan Mortgage Corp., 2.50%, 5/1/51	298,628	308,277
Federal Home Loan Mortgage Corp., 3.00%, 1/1/32	220,909	235,938
Federal Home Loan Mortgage Corp., 3.00%, 12/1/37	338,952	357,743
Federal Home Loan Mortgage Corp., 3.00%, 1/1/43	601,604	642,586
Federal Home Loan Mortgage Corp., 3.00%, 8/1/45	267,956	283,535
Federal Home Loan Mortgage Corp., 3.00%, 9/1/46	62,999	66,571
Federal Home Loan Mortgage Corp., 3.00%, 1/1/47	922,367	979,539
Federal Home Loan Mortgage Corp., 3.00%, 4/1/47	343,676	362,420
Federal Home Loan Mortgage Corp., 3.00%, 10/1/49	93,056	97,427
Federal Home Loan Mortgage Corp., 3.00%, 2/1/50	487,402	511,291
Investments	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – (continued)
Federal Home Loan Mortgage Corp., 3.50%, 10/1/41	$88,794	$96,410
Federal Home Loan Mortgage Corp., 3.50%, 10/1/42	408,228	443,463
Federal Home Loan Mortgage Corp., 3.50%, 7/1/43	177,919	192,720
Federal Home Loan Mortgage Corp., 3.50%, 1/1/45	246,466	267,532
Federal Home Loan Mortgage Corp., 3.50%, 7/1/45	169,481	182,229
Federal Home Loan Mortgage Corp., 3.50%, 8/1/46	594,102	648,622
Federal Home Loan Mortgage Corp., 3.50%, 1/1/47	204,915	221,092
Federal Home Loan Mortgage Corp., 3.50%, 11/1/47	174,768	185,940
Federal Home Loan Mortgage Corp., 4.00%, 3/1/41	111,883	123,369
Federal Home Loan Mortgage Corp., 4.00%, 6/1/42	5,274	5,761
Federal Home Loan Mortgage Corp., 4.00%, 6/1/42	221,366	243,987
Federal Home Loan Mortgage Corp., 4.00%, 10/1/47	96,430	106,649
Federal Home Loan Mortgage Corp., 4.00%, 6/1/48	994,253	1,090,254
Federal Home Loan Mortgage Corp., 4.00%, 7/1/48	53,115	58,488
Federal Home Loan Mortgage Corp., 4.00%, 7/1/48	2,617,514	2,881,404
Federal Home Loan Mortgage Corp., 4.50%, 6/1/47	329,859	359,471
Federal Home Loan Mortgage Corp., 4.50%, 6/1/47	35,122	39,320
Federal Home Loan Mortgage Corp., 4.50%, 7/1/47	71,201	77,665
Federal Home Loan Mortgage Corp., 4.50%, 7/1/47	73,081	79,659
Federal Home Loan Mortgage Corp., 4.50%, 2/1/48	183,663	199,770
Federal Home Loan Mortgage Corp., 4.50%, 8/1/48	177,669	198,437
Federal Home Loan Mortgage Corp., 5.00%, 2/1/42	146,630	167,561
Federal National Mortgage Association, 0.63%, 4/22/25	1,000,000	998,016
Federal National Mortgage Association, 0.88%, 8/5/30	1,615,000	1,520,287

See Notes to Financial Statements.
46   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – (continued)
Federal National Mortgage Association, 1.50%, 10/1/36(f)	$300,000	$302,965
Federal National Mortgage Association, 1.50%, 10/1/50	443,806	431,516
Federal National Mortgage Association, 1.50%, 12/1/50	961,453	934,781
Federal National Mortgage Association, 1.63%, 1/7/25	770,000	796,337
Federal National Mortgage Association, 2.00%, 10/1/36(f)	2,700,000	2,780,684
Federal National Mortgage Association, 2.00%, 12/1/40	610,217	614,572
Federal National Mortgage Association, 2.00%, 2/1/41	497,157	504,080
Federal National Mortgage Association, 2.00%, 5/1/41	966,963	982,223
Federal National Mortgage Association, 2.00%, 10/1/50	1,822,314	1,828,586
Federal National Mortgage Association, 2.00%, 11/1/50	460,045	461,629
Federal National Mortgage Association, 2.00%, 1/1/51	1,419,787	1,426,819
Federal National Mortgage Association, 2.00%, 10/1/51(f)	8,950,000	8,974,123
Federal National Mortgage Association, 2.00%, 11/1/51(f)	5,700,000	5,705,121
Federal National Mortgage Association, 2.50%, 4/1/31	516,690	544,509
Federal National Mortgage Association, 2.50%, 10/1/36(f)	1,500,000	1,562,637
Federal National Mortgage Association, 2.50%, 9/1/41	3,485,013	3,610,048
Federal National Mortgage Association, 2.50%, 5/1/43	242,268	251,781
Federal National Mortgage Association, 2.50%, 8/1/46	612,268	634,363
Federal National Mortgage Association, 2.50%, 9/1/46	47,770	49,500
Federal National Mortgage Association, 2.50%, 10/1/46	149,953	154,905
Investments	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – (continued)
Federal National Mortgage Association, 2.50%, 8/1/50	$744,208	$767,992
Federal National Mortgage Association, 2.50%, 10/1/50	401,083	413,901
Federal National Mortgage Association, 2.50%, 11/1/50	413,550	426,766
Federal National Mortgage Association, 2.50%, 4/1/51	480,273	495,621
Federal National Mortgage Association, 2.50%, 8/1/51	395,521	408,161
Federal National Mortgage Association, 2.50%, 10/1/51(f)	8,540,000	8,805,207
Federal National Mortgage Association, 2.50%, 11/1/51(f)	1,500,000	1,543,652
Federal National Mortgage Association, 2.63%, 9/6/24	1,000,000	1,062,510
Federal National Mortgage Association, 3.00%, 5/1/30	159,031	168,870
Federal National Mortgage Association, 3.00%, 5/1/32	523,005	555,316
Federal National Mortgage Association, 3.00%, 10/1/32	419,714	443,463
Federal National Mortgage Association, 3.00%, 5/1/40	310,741	326,684
Federal National Mortgage Association, 3.00%, 5/1/43	449,978	480,235
Federal National Mortgage Association, 3.00%, 9/1/46	153,058	163,901
Federal National Mortgage Association, 3.00%, 11/1/46	1,724,023	1,825,263
Federal National Mortgage Association, 3.00%, 1/1/47	278,648	294,501
Federal National Mortgage Association, 3.00%, 2/1/47	1,371,900	1,463,716
Federal National Mortgage Association, 3.00%, 2/25/47	452,119	473,973
Federal National Mortgage Association, 3.00%, 11/1/47	24,787	25,553
Federal National Mortgage Association, 3.00%, 12/1/49	495,063	518,422
Federal National Mortgage Association, 3.00%, 2/1/50	1,236,961	1,294,816

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   47

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – (continued)
Federal National Mortgage Association, 3.00%, 7/1/50	$5,376,548	$5,759,702
Federal National Mortgage Association, 3.00%, 10/1/51	500,000	523,408
Federal National Mortgage Association, 3.00%, 11/1/51(f)	1,500,000	1,567,594
Federal National Mortgage Association, 3.50%, 12/1/30	43,846	46,997
Federal National Mortgage Association, 3.50%, 1/1/35	161,153	173,955
Federal National Mortgage Association, 3.50%, 5/1/40	106,282	112,942
Federal National Mortgage Association, 3.50%, 1/1/41	249,852	270,355
Federal National Mortgage Association, 3.50%, 8/1/42	197,176	214,092
Federal National Mortgage Association, 3.50%, 11/1/42	294,515	318,906
Federal National Mortgage Association, 3.50%, 8/1/43	125,243	136,327
Federal National Mortgage Association, 3.50%, 12/1/45	609,822	655,590
Federal National Mortgage Association, 3.50%, 8/1/46	229,459	249,728
Federal National Mortgage Association, 3.50%, 12/1/46	241,825	260,367
Federal National Mortgage Association, 3.50%, 1/1/47	136,614	145,664
Federal National Mortgage Association, 3.50%, 4/1/47	397,284	425,169
Federal National Mortgage Association, 3.50%, 9/1/47	189,286	201,629
Federal National Mortgage Association, 3.50%, 11/1/47	6,369	6,948
Federal National Mortgage Association, 3.50%, 11/1/47	59,649	63,494
Federal National Mortgage Association, 3.50%, 3/1/48	1,986,890	2,113,300
Federal National Mortgage Association, 3.50%, 6/1/48	212,818	229,394
Federal National Mortgage Association, 3.50%, 11/1/48	290,833	309,680
Investments	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – (continued)
Federal National Mortgage Association, 4.00%, 9/1/40	$176,740	$195,475
Federal National Mortgage Association, 4.00%, 3/1/41	327,351	361,448
Federal National Mortgage Association, 4.00%, 9/1/42	37,984	41,477
Federal National Mortgage Association, 4.00%, 1/1/44	10,070	11,146
Federal National Mortgage Association, 4.00%, 1/1/45	14,740	16,095
Federal National Mortgage Association, 4.00%, 6/1/45	4,950	5,448
Federal National Mortgage Association, 4.00%, 12/1/45	12,728	14,079
Federal National Mortgage Association, 4.00%, 12/1/45	347,105	380,662
Federal National Mortgage Association, 4.00%, 7/1/46	374,507	406,090
Federal National Mortgage Association, 4.00%, 3/1/47	170,367	186,005
Federal National Mortgage Association, 4.00%, 9/1/47	580,082	625,442
Federal National Mortgage Association, 4.00%, 10/1/47	131,126	140,716
Federal National Mortgage Association, 4.00%, 12/1/47	338,677	367,038
Federal National Mortgage Association, 4.00%, 1/1/48	311,148	334,512
Federal National Mortgage Association, 4.00%, 2/1/48	111,578	119,930
Federal National Mortgage Association, 4.00%, 4/1/48	539,390	577,259
Federal National Mortgage Association, 4.00%, 3/1/49	2,029,450	2,173,804
Federal National Mortgage Association, 4.50%, 9/1/40	182,874	204,276
Federal National Mortgage Association, 4.50%, 2/1/41	346,283	386,882
Federal National Mortgage Association, 4.50%, 9/1/42	3,324	3,665
Federal National Mortgage Association, 4.50%, 12/1/43	19,060	21,176
Federal National Mortgage Association, 4.50%, 7/1/46	140,774	154,050
Federal National Mortgage Association, 4.50%, 11/1/47	59,041	65,738

See Notes to Financial Statements.
48   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – (continued)
Federal National Mortgage Association, 4.50%, 1/1/48	$160,074	$178,231
Federal National Mortgage Association, 4.50%, 2/1/48	28,541	31,771
Federal National Mortgage Association, 4.50%, 3/1/48	230,399	253,122
Federal National Mortgage Association, 4.50%, 5/1/48	200,722	222,147
Federal National Mortgage Association, 5.00%, 9/1/40	148,570	167,976
Federal National Mortgage Association, 5.00%, 2/1/41	98,903	112,983
Federal National Mortgage Association, 5.00%, 7/1/44	253,392	292,369
Federal National Mortgage Association, 5.00%, 5/1/48	74,821	82,817
Federal National Mortgage Association, 5.00%, 8/1/48	25,792	28,726
Federal National Mortgage Association, 5.50%, 2/1/42	60,332	69,778
Government National Mortgage Association, 2.00%, 3/20/51	476,547	483,822
Government National Mortgage Association, 2.00%, 10/1/51(f)	2,465,000	2,500,531
Government National Mortgage Association, 2.00%, 11/1/51(f)	1,300,000	1,316,250
Government National Mortgage Association, 2.50%, 12/20/46	114,586	118,991
Government National Mortgage Association, 2.50%, 10/20/50	1,960,515	2,031,361
Government National Mortgage Association, 2.50%, 8/20/51	400,539	413,511
Government National Mortgage Association, 2.50%, 10/1/51(f)	8,000,000	8,258,438
Government National Mortgage Association, 3.00%, 12/20/42	242,455	256,733
Government National Mortgage Association, 3.00%, 12/20/45	80,108	84,420
Government National Mortgage Association, 3.00%, 9/20/46	124,703	131,270
Investments	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – (continued)
Government National Mortgage Association, 3.00%, 10/20/46	$258,662	$272,281
Government National Mortgage Association, 3.00%, 2/20/47	289,196	304,724
Government National Mortgage Association, 3.00%, 4/20/47	197,216	207,792
Government National Mortgage Association, 3.00%, 12/20/47	92,375	97,027
Government National Mortgage Association, 3.00%, 1/20/48	191,891	201,600
Government National Mortgage Association, 3.00%, 9/20/49	159,780	167,135
Government National Mortgage Association, 3.00%, 12/20/49	316,680	331,259
Government National Mortgage Association, 3.00%, 4/15/50	336,808	351,718
Government National Mortgage Association, 3.00%, 8/20/50	1,374,709	1,480,010
Government National Mortgage Association, 3.00%, 10/20/50	747,919	791,956
Government National Mortgage Association, 3.00%, 10/1/51(f)	850,000	888,051
Government National Mortgage Association, 3.00%, 11/1/51(f)	500,000	521,504
Government National Mortgage Association, 3.50%, 2/20/42	200,033	216,303
Government National Mortgage Association, 3.50%, 7/20/42	295,204	319,246
Government National Mortgage Association, 3.50%, 11/20/42	134,632	145,554
Government National Mortgage Association, 3.50%, 8/20/45	56,640	60,389
Government National Mortgage Association, 3.50%, 9/20/45	56,787	60,544

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   49

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – (continued)
Government National Mortgage Association, 3.50%, 4/20/46	$83,222	$88,254
Government National Mortgage Association, 3.50%, 12/20/46	466,667	495,902
Government National Mortgage Association, 3.50%, 1/20/47	298,800	317,431
Government National Mortgage Association, 3.50%, 11/20/47	164,883	174,657
Government National Mortgage Association, 3.50%, 1/20/48	173,624	184,346
Government National Mortgage Association, 3.50%, 11/20/48	672,568	709,405
Government National Mortgage Association, 3.50%, 8/20/50	447,664	489,516
Government National Mortgage Association, 3.50%, 8/20/50	253,701	269,961
Government National Mortgage Association, 3.50%, 10/20/50	93,905	101,336
Government National Mortgage Association, 4.00%, 11/20/40	102,381	112,228
Government National Mortgage Association, 4.00%, 2/20/46	228,825	248,787
Government National Mortgage Association, 4.00%, 3/20/46	87,524	93,780
Government National Mortgage Association, 4.00%, 5/20/47	135,963	145,660
Government National Mortgage Association, 4.00%, 8/20/47	69,772	74,743
Government National Mortgage Association, 4.00%, 9/20/47	1,075,144	1,151,758
Government National Mortgage Association, 4.50%, 9/20/39	106,772	118,143
Government National Mortgage Association, 4.50%, 7/20/41	59,665	66,679
Investments	Principal Amount	Value
U.S. GOVERNMENT AGENCIES – (continued)
Government National Mortgage Association, 4.50%, 2/20/47	$41,842	$45,835
Government National Mortgage Association, 4.50%, 8/20/47	67,553	73,182
Government National Mortgage Association, 4.50%, 1/20/48	227,773	245,845
Government National Mortgage Association, 4.50%, 3/20/48	43,934	47,248
Government National Mortgage Association, 4.50%, 7/20/48	94,454	100,957
Government National Mortgage Association, 4.50%, 6/20/49	259,444	277,277
Government National Mortgage Association, 5.00%, 7/20/45	154,761	175,490
Tennessee Valley Authority, 1.50%, 9/15/31	145,000	142,857
United States Department of Housing and Urban Development, Series 2019, 2.87%, 8/1/27	1,000,000	1,081,956
United States International Development Finance Corp., Series 1, 1.65%, 4/15/28	1,000,000	1,018,853
United States International Development Finance Corp., Series 3, 1.05%, 10/15/29	927,948	926,565
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $128,923,521)		129,987,788
COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.7%
Alen Mortgage Trust, Series 2021-ACEN, Class C, (1 month USD LIBOR + 2.250%), 2.33%, 4/15/34(b)(c)	1,000,000	1,002,508
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A, 0.93%, 9/15/34 (1 month USD LIBOR + 0.85%)(b)(c)	400,000	399,752
BANK, Series 2018-BN15, Class A3, 4.14%, 11/15/61	575,000	645,685
BANK, Series 2019-BN23, Class AS, 3.20%, 12/15/52	500,000	534,916

See Notes to Financial Statements.
50   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
BANK, Series 2020-BN28, Class A3, 1.58%, 3/15/63	$1,200,000	$1,158,188
BANK, Series 2020-BN29, Class A3, 1.74%, 11/15/53	500,000	486,762
Bellemeade Re Ltd., Series 2019-3A, Class M1A, 1.19%, 7/25/29 (1 month USD LIBOR + 1.10%)(b)(c)	33,643	33,656
Bellemeade Re Ltd., Series 2019-3A, Class M1B, 1.69%, 7/25/29 (1 month USD LIBOR + 1.60%)(b)(c)	150,000	150,433
Bellemeade Re Ltd., Series 2021-1A, Class M1A, CMO, 1.80%, 3/25/31(b)(c)	300,000	301,119
Bellemeade Re Ltd., Series 2021-2A, Class M1A, CMO, (SOFR30A + 1.200%), 1.25%, 6/25/31(b)(c)	605,000	606,331
Bellemeade Re Ltd., Series 2021-3A, Class M1A, CMO, (SOFR + 1.000%), 1.05%, 9/25/31(b)(c)	300,000	300,000
Benchmark Mortgage Trust, 2018B4, Class A3, 3.89%, 7/15/51	500,000	526,693
Benchmark Mortgage Trust, Series 2019-B10, Class 3CCA, 4.03%, 3/15/62(b)(c)	250,000	265,689
Benchmark Mortgage Trust, Series 2019-B10, Class A3, 3.46%, 3/15/62	850,000	925,423
Benchmark Mortgage Trust, Series 2020-B19, Class A4, 1.55%, 9/15/53	1,200,000	1,165,440
Benchmark Mortgage Trust, Series 2020-B20, Class A4, 1.75%, 10/15/53	1,300,000	1,272,652
Benchmark Mortgage Trust, Series 2020-B21, Class A4, 1.70%, 12/17/53	500,000	481,500
Benchmark Mortgage Trust, Series 2020-IG3, Class A2, 2.48%, 9/15/48(b)	1,500,000	1,548,229
Benchmark Mortgage Trust, Series 2021-B24, Class A3, 2.01%, 3/15/54	550,000	556,087
Benchmark Mortgage Trust, Series 2021-B24, Class A4, 2.26%, 3/15/54	600,000	607,129
Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
Benchmark Mortgage Trust, Series 2021-B25, Class A3, 1.91%, 4/15/54	$1,200,000	$1,204,324
Benchmark Mortgage Trust, Series 2021-B25, Class A4, 2.27%, 4/15/54	800,000	813,141
BX Commercial Mortgage Trust, Series 2020-BXLP, Class A, 0.88%, 12/15/36 (1 month USD LIBOR + 0.800%)(b)(c)	645,117	645,724
BXMT Ltd., Series 2020-FL2, Class A, (SOFR + 1.014%), 1.07%, 2/15/38(b)(c)	840,000	838,685
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class A3, 2.75%, 1/15/53	800,000	836,371
CD Mortgage Trust, Series 2016-CD2, Class B, 3.88%, 11/10/49(c)	500,000	528,834
CD Mortgage Trust, Series 2019-CD8, Class A3, 2.66%, 8/15/57	900,000	934,205
Century Plaza Towers, Series 2019-CPT, Class A, 2.87%, 11/13/39(b)	250,000	263,530
Century Plaza Towers, Series 2019-CPT, Class E, 3.10%, 11/13/39(b)(c)	488,000	477,070
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A2, 3.59%, 12/10/54	2,317,417	2,486,677
CGMS Commercial Mortgage Trust, Series 2017-MDRB, Class B, 1.83%, 7/15/30 (1 month USD LIBOR + 1.75%)(b)(c)	1,300,000	1,282,795
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A3, 3.37%, 10/10/47	103,132	108,806
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A3, 2.65%, 7/10/49	114,286	118,774
Citigroup Commercial Mortgage Trust, Series 2018-C6, Class A3, 4.15%, 11/10/51	750,000	848,042
Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A3, 2.86%, 12/15/72	860,000	908,823

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   51

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
COMM Mortgage Trust, Series 2013-LC13, Class D, 5.44%, 8/10/46(b)(c)	$500,000	$477,673
COMM Mortgage Trust, Series 2016-CR28, Class B, 4.79%, 2/10/49(c)	500,000	546,220
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.23%, 6/15/57	135,894	142,571
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class A3, 4.15%, 11/15/51	700,000	780,117
CSAIL Commercial Mortgage Trust, Series 2021-C20, Class A2, 2.49%, 3/15/54	1,250,000	1,278,640
CSMC, Series 2020, 0.00%, 4/28/38	184,061	186,513
CSMC Trust, Series 2018-RPL9, Class A, 3.85%, 9/25/57(b)(c)	172,621	181,696
CSMC Trust, Series 2020-RPL6, Class A1, CMO, 2.69%, 3/25/59(b)(c)	166,748	168,659
DBJPM Mortgage Trust, Series 2016-C3, Class A4, 2.63%, 8/10/49	1,100,000	1,155,954
Eagle RE Ltd., Series 2021-1, Class M1A, CMO, (SOFR30A + 1.700%), 1.75%, 10/25/33(b)(c)	935,000	938,579
Federal Home Loan Mortgage Corp., Series 2016-HQA3, Class M2, CMO, (1 month USD LIBOR + 1.350%), 1.44%, 3/25/29(c)	8,795	8,799
Federal Home Loan Mortgage Corp., Series 2017-DNA2, Class M1, 1.29%, 10/25/29 (1 month USD LIBOR + 1.20%)(c)	17,879	17,885
Federal Home Loan Mortgage Corp., Series 2018-HQA1, Class M2, CMO, (1 month USD LIBOR + 2.300%), 2.39%, 9/25/30(c)	46,187	46,772
Federal Home Loan Mortgage Corp., Series 2020-HQA3, Class M2, CMO, REMIC, (1 month USD LIBOR + 3.600%), 3.69%, 7/25/50(b)(c)	124,234	125,394
Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
Federal Home Loan Mortgage Corp., Series 2021-DNA3, Class M2, CMO, REMIC, (SOFR30A + 2.100%), 2.15%, 10/25/33(b)(c)	$639,000	$651,979
Federal Home Loan Mortgage Corp., Series 2021-DNA5, Class M1, CMO, REMIC, (SOFR +0.650%), 0.70%, 1/25/34(b)(c)	272,348	272,515
Federal Home Loan Mortgage Corp., Series 2021-DNA5, Class M2, CMO, REMIC, (SOFR +1.650%), 1.70%, 1/25/34(b)(c)	175,000	176,430
Federal Home Loan Mortgage Corp., Series 2021-HQA3, Class M1, CMO, REMIC, (SOFR +0.850%), 0.90%, 9/25/41(b)(c)	1,550,000	1,550,485
Federal Home Loan Mortgage Corp., Series 2021-P011, Class A1, 1.20%, 9/25/31	1,000,000	992,474
Federal Home Loan Mortgage Corp., Series 326, Class 350, CMO, STRIPS, 3.50%, 3/15/44	243,415	257,795
Federal Home Loan Mortgage Corp., Series 4640, Class CZ, CMO, REMIC, 3.50%, 12/15/46	1,020,023	1,091,049
Federal Home Loan Mortgage Corp., Series 4661, Class BV, CMO, REMIC, 3.50%, 12/15/36	$1,000,000	1,017,377
Federal Home Loan Mortgage Corp., Series 4710, Class KZ, CMO, REMIC, 3.50%, 8/15/47	1,098,031	1,180,083
Federal Home Loan Mortgage Corp., Series 4835, Class AS, 9.71%, 10/15/48 (1 month USD LIBOR + 9.84%)(c)	107,574	128,298
Federal Home Loan Mortgage Corp., Series 5027, Class AI, CMO, IO, REMIC, 2.00%, 9/25/50(g)	539,155	63,130
Federal Home Loan Mortgage Corp., Series 5034, Class IJ, CMO, IO, REMIC, 2.50%, 11/25/50(g)	1,623,358	269,542

See Notes to Financial Statements.
52   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
Federal Home Loan Mortgage Corp., Series K088, Class AM, 3.76%, 1/25/29(c)	$360,000	$413,108
Federal Home Loan Mortgage Corp., Series K091, Class AM, 3.57%, 3/25/29	750,000	853,971
Federal Home Loan Mortgage Corp., Series K157, Class A2, 3.99%, 5/25/33(c)	600,000	706,270
Federal Home Loan Mortgage Corp., Series KC03, Class A2, 3.50%, 1/25/26	450,000	475,481
Federal Home Loan Mortgage Corp., Series W5FX, Class AFX, 3.34%, 4/25/28(c)	830,000	916,334
Federal National Mortgage Association, Series 2014-C02, Class 1M2, 2.69%, 5/25/24 (1 month USD LIBOR + 2.60%)(c)	67,421	68,236
Federal National Mortgage Association, Series 2014-C03, Class 1M2, 3.09%, 7/25/24 (1 month USD LIBOR + 3.00%)(c)	87,144	88,652
Federal National Mortgage Association, Series 2016-C01, Class 2M2, CMO, (1 month USD LIBOR + 6.950%), 7.04%, 8/25/28(c)	26,250	27,849
Federal National Mortgage Association, Series 2016-C03, Class 2M2, CMO, (1 month USD LIBOR + 5.900%), 5.99%, 10/25/28(c)	35,391	37,174
Federal National Mortgage Association, Series 2017-C02, Class 2ED4, 0.94%, 9/25/29 (1 month USD LIBOR + 0.85%)(c)	86,979	84,991
Federal National Mortgage Association, Series 2017-C05, Class 1M2A, 2.29%, 1/25/30 (1 month USD LIBOR + 2.20%)(c)	3,317	3,320
Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
Federal National Mortgage Association, Series 2018-C03, Class 1EA2, 0.94%, 10/25/30 (1 month USD LIBOR + 0.85%)(c)	$34,002	$33,903
Federal National Mortgage Association, Series 2018-C04, Class 2M2, CMO, (1 month USD LIBOR + 2.550%), 2.64%, 12/25/30(c)	7,172	7,298
Federal National Mortgage Association, Series 2018-M10, Class A1, 3.48%, 7/25/28(c)	123,144	133,119
Federal National Mortgage Association, Series 2018-M8, Class A2, 3.44%, 6/25/28(c)	500,000	555,613
Federal National Mortgage Association, Series 2019-78, Class ZB, CMO, REMIC, 3.00%, 1/25/50	364,626	381,379
Federal National Mortgage Association, Series 2019-M21, Class 3A1, 2.10%, 6/25/34	875,514	901,879
Federal National Mortgage Association, Series 2019-M22, Class A1, 2.10%, 8/25/29	938,245	977,301
Federal National Mortgage Association, Series 2020-56, Class LI, CMO, IO, REMIC, 2.00%, 8/25/50(g)	436,892	51,362
Federal National Mortgage Association, Series 2020-75, Class LI, CMO, IO, REMIC, 2.50%, 11/25/50(g)	689,336	97,211
Federal National Mortgage Association, Series 2021-M1G, Class A2, 1.56%, 11/25/30(c)	1,000,000	988,295
Federal National Mortgage Association, Series 2021-M3G, Class A2, 1.25%, 1/25/31(c)	1,000,000	965,882
Flagstar Mortgage Trust, Series 2021-10IN, Class A1, CMO, 3.00%, 10/25/51(b)(c)	200,000	207,389

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   53

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
Flagstar Mortgage Trust, Series 2021-4, Class A21, CMO, 2.50%, 6/1/51(b)(c)	$236,606	$237,517
GMSC, 1.00%, 10/15/36	1,720,000	1,720,000
Government National Mortgage Association, Series 2013-99, Class AX, 3.00%, 7/20/43	204,820	217,142
Government National Mortgage Association, Series 2015-143, Class WA, 4.00%, 10/20/45	242,451	264,177
Government National Mortgage Association, Series 2017-101, Class AB, 2.50%, 7/20/47	299,784	312,833
Government National Mortgage Association, Series 2018-76, Class IO, 4.00%, 6/20/46(g)	59,229	7,236
Government National Mortgage Association, Series 2019-M25, Class AB, 3.50%, 1/20/49	227,420	246,587
GS Mortgage Securities Corp., Series 2021-RENT, Class A, (1 month USD LIBOR + 0.700%), 0.78%, 11/21/35(b)(c)	300,000	300,194
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A3, 4.26%, 7/10/51(c)	800,000	871,229
GS Mortgage Securities Trust, Series 2015-GC34, Class A3, 3.24%, 10/10/48	1,080,543	1,129,731
GS Mortgage Securities Trust, Series 2016-GS4, Class C, 4.09%, 11/10/49(c)	500,000	497,650
GS Mortgage Securities Trust, Series 2019-GC39, Class A3, 3.31%, 5/10/52	1,000,000	1,079,001
GS Mortgage Securities Trust, Series 2019-GC42, Class A3, 2.75%, 9/1/52	1,100,000	1,146,467
GS Mortgage Securities Trust, Series 2020-GC47, Class A4, 2.13%, 5/12/53	1,400,000	1,402,489
GS Mortgage Securities Trust, Series 2020-GSA2, Class A4, 1.72%, 12/12/53	1,100,000	1,066,211
Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ2, Class A4, CMO, 3.50%, 7/25/50(b)(c)	$31,343	$31,802
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ5, Class A4, CMO, 2.50%, 10/25/51(b)(c)	97,886	98,077
GS Mortgage-Backed Securities Trust, Series 2021-PJ2, Class A4, CMO, 2.50%, 7/25/51(b)(c)	92,067	92,016
GS Mortgage-Backed Securities Trust, Series 2021-PJ6, Class A4, CMO, 2.50%, 11/25/51(b)(c)	279,092	279,804
GS Mortgage-Backed Securities Trust, Series 2021-PJ7, Class A4, CMO, 2.50%, 1/25/52(b)(c)	446,611	447,885
GS Mortgage-Backed Securities Trust, Series 2021-PJ8, Class A4, CMO, 2.50%, 1/25/52(b)(c)	212,425	213,031
HarborView Mortgage Loan Trust, Series 2005-11, Class 2A1A, 0.71%, 8/19/45 (1 month USD LIBOR + 0.62%)(c)	37,999	38,449
Home RE 2021-2 Ltd., Series 2021-2, Class M1A, CMO, (SOFR + 1.250%), 1.30%, 1/25/34(b)(c)	260,000	260,000
Hudsons Bay Simon JV Trust, Series 2015-HB10, Class C10, 5.63%, 8/5/34(b)(c)	900,000	742,271
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A3, 3.39%, 12/15/49	1,071,000	1,152,600
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class A, 1.08%, 9/15/29 (1 month USD LIBOR + 1.00%)(b)(c)	400,000	400,595
JP Morgan Mortgage Trust, Series 2017-2, Class A13, 3.50%, 5/25/47(b)(c)	10,479	10,640
JP Morgan Mortgage Trust, Series 2017-5, Class A2, CMO, 3.09%, 10/26/48(b)(c)	47,902	49,835

See Notes to Financial Statements.
54   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
JP Morgan Mortgage Trust, Series 2018-5, Class A13, 3.50%, 10/25/48(b)(c)	$32,764	$33,473
JP Morgan Mortgage Trust, Series 2018-7FRB, Class A2, 0.84%, 4/25/46 (1 month USD LIBOR + 0.75%)(b)(c)	30,372	30,304
JP Morgan Mortgage Trust, Series 2018-8, Class A13, 4.00%, 1/25/49(b)(c)	4,010	4,046
JP Morgan Mortgage Trust, Series 2018-9, Class A13, 4.00%, 2/25/49(b)(c)	3,019	3,052
JP Morgan Mortgage Trust, Series 2019-1, Class A15, 4.00%, 5/25/49(b)(c)	10,061	10,200
JP Morgan Mortgage Trust, Series 2019-INV1, Class A11, CMO, 1.04%, 10/25/49 (1 month USD LIBOR + 0.950%)(b)(c)	31,930	32,097
JP Morgan Mortgage Trust, Series 2020-1, Class B2, 3.87%, 6/25/50(b)(c)	33,817	34,687
JP Morgan Mortgage Trust, Series 2021-11, Class A15, CMO, 2.50%, 1/25/52(b)(c)	213,070	213,486
JP Morgan Mortgage Trust, Series 2021-6, Class A15, CMO, 2.50%, 10/25/51(b)(c)	208,832	209,240
JP Morgan Mortgage Trust, Series 2021-7, Class A15, CMO, 2.50%, 11/25/51(b)(c)	184,372	185,193
JP Morgan Mortgage Trust, Series 2021-8, Class A15, CMO, 2.50%, 12/25/51(b)(c)	136,785	137,479
JP Morgan Trust, Series 2015-1, Class B1, CMO, 2.10%, 12/25/44(b)(c)	117,180	119,397
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class D, 4.05%, 11/15/47(b)(c)	470,000	310,073
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A4A1, 3.41%, 11/15/47	286,398	302,461
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A4, 3.55%, 7/15/48	114,286	122,331
Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class A3, 3.50%, 12/15/48	$1,069,194	$1,143,543
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A3, 3.05%, 10/15/50	1,000,000	1,044,949
Manhattan West 2020-1MW Mortgage Trust, Series 2020-1MW, Class C, 2.41%, 9/10/39(b)(c)	500,000	503,213
MBRT, Series 2019-MBR, Class A, 0.93%, 11/15/36 (1 month USD LIBOR + 0.85%)(b)(c)	420,000	420,245
Mello Warehouse Securitization Trust, Series 2021-1, Class A, CMO, (1 month USD LIBOR + 0.700%), 0.78%, 2/25/55(b)(c)	500,000	501,145
MFA 2021-RPL1 Trust, Series 2021-RPL1, Class A1, CMO, 1.13%, 7/25/60(b)(c)	777,126	773,661
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class C, 5.06%, 11/15/46(c)	375,000	382,502
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3, 3.45%, 7/15/50	166,820	178,724
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A3, 3.06%, 5/15/49	257,286	271,939
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class D, 3.00%, 5/15/49(b)	400,000	348,165
Morgan Stanley Capital I Trust, Series 2018-H3, Class A3, 3.92%, 7/15/51	600,000	627,640
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, 1.48%, 5/15/36 (1 month USD LIBOR + 1.40%)(b)(c)	1,000,000	990,537
Morgan Stanley Capital I Trust, Series 2019-H6, Class A3, 3.16%, 6/15/52	1,000,000	1,067,316

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   55

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class A9, CMO, 2.50%, 8/25/51(b)(c)	$178,779	$179,240
Mortgage Repurchase Agreement Financing Trust, Series 2021-1, Class A2, CMO, (1 month USD LIBOR + 0.500%), 0.59%, 3/10/22(b)(c)	700,000	700,227
Mortgage Repurchase Agreement Financing Trust, Series 2021-S1, Class A1, CMO, (1 month USD LIBOR + 0.500%), 1.00%, 9/10/22(b)(c)	900,000	900,000
Mortgage Trust, Series 2020-P1, Class A1, 2.84%, 4/15/25(b)(c)	842,582	846,276
MSCG Trust, Series 2015-ALDR, Class A1, 2.61%, 6/7/35(b)	88,198	89,642
MSG III Securitization Trust, Series 2021-1, Class A, CMO, (1 month USD LIBOR + 0.750%), 0.84%, 6/25/54(b)(c)	525,000	524,829
Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class D, (1 month USD LIBOR + 2.750%), 2.83%, 7/15/36(b)(c)	1,000,000	999,701
Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class F, 4.33%, 7/15/36 (1 month USD LIBOR + 4.25%)(b)(c)	750,000	745,390
New Residential Mortgage Loan Trust, Series 2015-1A, Class A3, CMO, 3.75%, 5/28/52(b)(c)	59,017	62,007
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 0.84%, 1/25/48 (1 month USD LIBOR + 0.75%)(b)(c)	72,927	73,035
New Residential Mortgage Loan Trust, Series 2019-NQM4, Class M1, CMO, 2.99%, 9/25/59(b)(c)	100,000	100,213
Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
OBX Trust, Series 2018-1, Class A2, CMO, (1 month USD LIBOR + 0.650%), 0.74%, 6/25/57(b)(c)	$23,197	$23,201
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 9/15/54(b)	350,000	360,216
PFP Ltd., Series 2021-8, Class A, (1 month USD LIBOR + 1.000%), 1.10%, 8/9/37(b)(c)	1,620,000	1,618,847
PMT Credit Risk Transfer Trust, Series 2020-2R, Class A, CMO, (1 month USD LIBOR + 3.815%), 3.90%, 12/25/22(b)(c)	185,347	188,141
PMT Credit Risk Transfer Trust, Series 2021-1R, Class A, CMO, (1 month USD LIBOR + 2.900%), 3.00%, 2/27/24(b)(c)	787,619	803,891
Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class A, CMO, (1 month USD LIBOR + 0.700%), 0.79%, 2/25/55(b)(c)	660,000	657,342
RESIMAC Premier, Series 2020-1A, Class A1A, CMO, (1 month USD LIBOR + 1.050%), 1.13%, 2/7/52 Zero Coupon,(b)(c)	246,349	247,286
Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50%, 8/25/58	344,268	361,411
Sequoia Mortgage Trust, Series 2015-2, Class A1, 3.50%, 5/25/45(b)(c)	13,970	14,215
Sequoia Mortgage Trust, Series 2017-6, Class A19, CMO, 3.50%, 9/25/47(b)(c)	17,605	17,865
Sequoia Mortgage Trust, Series 2019-2, Class A1, 4.00%, 6/25/49(b)(c)	31,127	31,597
Sequoia Mortgage Trust, Series 2019-5, Class A1, 3.50%, 12/25/49(b)(c)	34,300	34,775
Sequoia Mortgage Trust, Series 2020-3, Class A19, CMO, 3.00%, 4/25/50(b)(c)	75,772	77,161
Sequoia Mortgage Trust, Series 2021-4, Class A19, CMO, 2.50%, 6/25/51(b)(c)	98,443	98,758

See Notes to Financial Statements.
56   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
Shellpoint Co-Originator Trust, Series 2016-1, Class 1A10, 3.50%, 11/25/46(b)(c)	$13,912	$13,907
SLG Office Trust, Series 2021-OVA, Class A, 2.59%, 7/15/41(b)	960,000	992,307
STACR Trust, Series 2018-DNA3, Class M1, 0.84%, 9/25/48 (1 month USD LIBOR + 0.75%)(b)(c)	378	378
Station Place Securitization Trust, Series 2021-4, Class A, CMO, (1 month USD LIBOR + 0.900%), 0.98%, 4/11/22(b)(c)	700,000	699,340
Station Place Securitization Trust, Series 2021-8, Class A, CMO, (3 month USD LIBOR + 0.800%), 0.88%, 6/20/22(b)(c)	610,000	610,619
Station Place Securitization Trust, Series 2021-WL1, Class A, CMO, (1 month USD LIBOR + 0.650%), 0.74%, 1/26/54(b)(c)	520,000	520,134
UBS Commercial Mortgage Trust, Series 2017-C4, Class A3, 3.30%, 10/15/50	600,000	637,001
UBS Commercial Mortgage Trust, Series 2017-C4, Class A4, 3.56%, 10/15/50	148,558	162,326
UBS Commercial Mortgage Trust, Series 2017-C7, Class A3, 3.42%, 12/15/50	305,000	330,799
UBS Commercial Mortgage Trust, Series 2018-C10, Class A3, 4.05%, 5/15/51	1,100,000	1,223,622
UBS Commercial Mortgage Trust, Series 2018-C10, Class A3, 4.31%, 6/15/51	500,000	531,469
UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.66%, 6/10/30(b)	1,300,000	1,306,158
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class D, 4.22%, 3/10/46(b)(c)	225,000	194,381
Verus Securitization Trust, Series 2019-4, Class M1, CMO, 3.21%, 11/25/59(b)(c)	100,000	101,542
VNDO Trust, Series 2016-350P, Class A, 3.81%, 1/10/35(b)	600,000	657,990
Investments	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – (continued)
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class AS, 3.54%, 10/15/45	$140,000	$143,233
Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A3, 3.32%, 10/15/50	450,000	482,818
Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class A4, 3.47%, 5/15/52	950,000	1,028,227
Wells Fargo Commercial Mortgage Trust, Series 2020-SDAL, Class C, 1.82%, 2/15/37 (1 month USD LIBOR +1.740%)(b)(c)	1,295,000	1,290,076
Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE, Class A, (1 month USD LIBOR + 1.150%), 1.23%, 2/15/40(b)(c)	1,999,848	2,011,020
Wells Fargo Mortgage Backed Securities Trust, Series 2019-2, Class A17, 4.00%, 4/25/49(b)(c)	6,541	6,566
Wells Fargo Mortgage Backed Securities Trust, Series 2021-2, Class A17, CMO, 2.50%, 6/25/51(b)(c)	360,000	360,197
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class D, 4.28%, 5/15/45(b)(c)	225,000	222,136
WFRBS Commercial Mortgage Trust, Series 2013-C18, Class C, 5.03%, 12/15/46(c)	350,000	357,582
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $94,150,296)		95,902,300
FOREIGN CORPORATE BONDS – 7.8%
BASIC MATERIALS – 0.5%
Anglo American Capital PLC, 2.63%, 9/10/30(b)	200,000	198,662
Braskem Netherlands Finance B.V., 4.50%, 1/31/30(b)	207,000	220,248
Celulosa Arauco y Constitucion S.A., 5.15%, 1/29/50(b)	700,000	792,757
Kinross Gold Corp., 4.50%, 7/15/27	595,000	683,900

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   57

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
FOREIGN CORPORATE BONDS – (continued)
BASIC MATERIALS – (continued)
LG Chem Ltd., 3.25%, 10/15/24(b)	$660,000	$704,626
NOVA Chemicals Corp., 4.88%, 6/1/24(b)	200,000	209,000
Suzano Austria GmbH, 3.13%, 1/15/32	58,000	56,014
Suzano Austria GmbH, 3.75%, 1/15/31	110,000	112,998
Teck Resources Ltd., 3.90%, 7/15/30	1,000,000	1,085,788
Teck Resources Ltd., 6.25%, 7/15/41	224,000	298,919
Total Basic Materials		4,362,912
COMMUNICATIONS – 0.1%
NTT Finance Corp., 1.16%, 4/3/26(b)	203,000	201,837
Telefonica Emisiones S.A., 4.90%, 3/6/48	150,000	180,335
Vodafone Group PLC, 4.88%, 6/19/49	44,000	54,861
Vodafone Group PLC, 5.25%, 5/30/48	68,000	88,017
Total Communications		525,050
CONSUMER, CYCLICAL – 0.5%
1011778 BC ULC/New Red Finance, Inc., 3.88%, 1/15/28(b)	200,000	201,970
Denso Corp., 1.24%, 9/16/26(b)	2,175,000	2,159,158
Falabella S.A., 4.38%, 1/27/25(b)	400,000	432,004
Hyundai Capital Services, Inc., 1.25%, 2/8/26(b)	1,050,000	1,033,836
Kia Corp., 1.00%, 4/16/24(b)	91,000	91,032
Total Consumer, Cyclical		3,918,000
CONSUMER, NON-CYCLICAL – 0.4%
Coca-Cola Europacific Partners PLC, 1.50%, 1/15/27(b)	1,200,000	1,191,155
IHS Markit Ltd., 4.13%, 8/1/23	210,000	222,642
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 4/15/29(b)	150,000	167,625
Royalty Pharma PLC, 2.15%, 9/2/31	114,000	109,774
STERIS Irish FinCo Unlimited Co., 3.75%, 3/15/51	292,000	315,163
Investments	Principal Amount	Value
FOREIGN CORPORATE BONDS – (continued)
CONSUMER, NON-CYCLICAL – (continued)
Triton Container International Ltd., 1.15%, 6/7/24(b)	$1,000,000	$998,377
Triton Container International Ltd., 3.15%, 6/15/31(b)	418,000	421,918
Viterra Finance B.V., 3.20%, 4/21/31(b)	200,000	203,159
Total Consumer, Non-cyclical		3,629,813
ENERGY – 1.2%
Aker BP ASA, 2.88%, 1/15/26(b)	1,000,000	1,056,849
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(b)	475,000	500,555
BP Capital Markets PLC, (5 year CMT + 4.398%), 4.88%, 3/22/30(c)(e)	108,000	118,720
Cenovus Energy, Inc., 2.65%, 1/15/32	500,000	490,548
Cenovus Energy, Inc., 3.75%, 2/15/52	1,265,000	1,229,258
CNOOC Finance 2013 Ltd., 2.88%, 9/30/29	300,000	309,541
Continuum Energy Levanter Pte Ltd., 4.50%, 2/9/27(b)	967,688	1,001,556
Equinor ASA, 3.25%, 11/18/49	1,000,000	1,059,634
Lundin Energy Finance B.V., 3.10%, 7/15/31(b)	200,000	202,789
Noble Finance Co., PIK, 11.00%, 2/15/28(b)(h)	1,034	1,137
Noble Finance Co., PIK, 11.00%, 2/15/28(h)	7,489	8,238
Petroleos Mexicanos, 6.35%, 2/12/48	54,000	45,628
Petroleos Mexicanos, 6.49%, 1/23/27	262,000	276,882
Qatar Petroleum, 1.38%, 9/12/26(b)	400,000	397,040
Santos Finance Ltd., 3.65%, 4/29/31(b)	1,185,000	1,206,758
Sinopec Group Overseas Development 2018 Ltd., 3.68%, 8/8/49(b)	200,000	214,884
Suncor Energy, Inc., 5.95%, 5/15/35	49,000	63,682
Total Capital International S.A., 3.13%, 5/29/50	375,000	377,057
UEP Penonome II S.A., 6.50%, 10/1/38(b)	1,005,690	1,048,442
Total Energy		9,609,198

See Notes to Financial Statements.
58   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
FOREIGN CORPORATE BONDS – (continued)
FINANCIAL – 4.0%
Banco Santander S.A., 2.71%, 6/27/24	$200,000	$210,357
Bank of Montreal, 2.05%, 11/1/22	120,000	122,301
Bank of Nova Scotia (The), 0.40%, 9/15/23	217,000	216,946
Banque Federative du Credit Mutuel S.A., 3.75%, 7/20/23(b)	490,000	518,427
Barclays PLC, (5 year CMT + 2.900%), 3.56%, 9/23/35(c)	200,000	207,495
Barclays PLC, (5 year CMT + 3.410%), 4.38%, 3/15/28(c)(e)	1,000,000	999,300
BNP Paribas S.A., 1.32%, 1/13/27 (SOFR + 1.004%)(b)(c)	730,000	717,743
BNP Paribas S.A., (5 year CMT + 2.050%), 2.59%, 8/12/35(b)(c)	900,000	872,747
BNP Paribas S.A., (SOFR + 0.912%), 1.68%, 6/30/27(b)(c)	640,000	637,133
BNP Paribas S.A., (SOFR + 1.387%), 2.87%, 4/19/32(b)(c)	406,000	414,633
BNP Paribas S.A., (USD 5 year swap rate + 1.483%), 4.38%, 3/1/33(b)(c)	200,000	219,264
Bpce S.A., 1.65%, 10/6/26 (SOFR + 1.520%)(b)(c)	1,225,000	1,226,455
Canadian Imperial Bank of Commerce, 0.50%, 12/14/23	85,000	84,906
Canadian Imperial Bank of Commerce, 0.95%, 10/23/25	64,000	63,494
Canadian Imperial Bank of Commerce, 2.25%, 1/28/25	150,000	155,813
Cooperatieve Rabobank UA, 3.75%, 7/21/26	1,000,000	1,102,104
Cooperatieve Rabobank UA, (1 year CMT + 0.730%), 1.00%, 9/24/26(b)(c)	261,000	257,483
Credit Agricole S.A., 1.25%, 1/26/27 (SOFR + 0.892%)(b)(c)	295,000	290,831
Credit Agricole S.A., 1.91%, 6/16/26 (SOFR + 1.676%)(b)(c)	250,000	254,756
Credit Agricole S.A., 2.81%, 1/11/41(b)	250,000	238,562
Investments	Principal Amount	Value
FOREIGN CORPORATE BONDS – (continued)
FINANCIAL – (continued)
Credit Suisse Group AG, 1.31%, 2/2/27 (SOFR + 0.980%)(b)(c)	$950,000	$928,393
Credit Suisse Group AG, (SOFR + 1.730%), 3.09%, 5/14/32(b)(c)	985,000	1,007,188
Danske Bank A/S, 3.24%, 12/20/25 (3.24% fixed rate until 12/20/24; 1.59% + 3 month USD LIBOR thereafter)(b)(c)	651,000	691,595
Deutsche Bank AG, Series D, 5.00%, 2/14/22	450,000	457,360
Enstar Group Ltd., 4.95%, 6/1/29	214,000	243,113
HSBC Holdings PLC, (SOFR + 1.290%), 1.59%, 5/24/27(c)	200,000	198,653
ING Groep N.V., (1 year CMT + 1.100%), 1.40%, 7/1/26(b)(c)	1,280,000	1,283,262
Intesa Sanpaolo SpA, 4.95%, 6/1/42(b)	400,000	414,540
Intesa Sanpaolo SpA, Series XR, 4.00%, 9/23/29(b)	600,000	654,922
Kookmin Bank, 2.50%, 11/4/30(b)	950,000	940,424
Mizuho Financial Group, Inc., 2.56%, 9/13/25 (2.56% fixed rate until 9/13/24; 1.10% + 3 month USD LIBOR thereafter)(c)	481,000	503,411
National Bank of Canada, (1 year CMT + 0.400%), 0.55%, 11/15/24(c)	250,000	249,501
Natwest Group PLC, 5.08%, 1/27/30 (5.77% fixed rate until 7/24/37; 1.905% + 3 month USD LIBOR thereafter)(c)	210,000	247,976
NatWest Markets PLC, 0.80%, 8/12/24(b)	1,000,000	997,890
NatWest Markets PLC, 1.60%, 9/29/26(b)	2,000,000	1,998,909
NatWest Markets PLC, 3.63%, 9/29/22(b)	450,000	464,845
Nederlandse Waterschapsbank N.V., Senior Note, 2.38%, 3/24/26(b)	500,000	529,962
Nomura Holdings, Inc., 2.61%, 7/14/31	200,000	199,274

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   59

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
FOREIGN CORPORATE BONDS – (continued)
FINANCIAL – (continued)
Owl Rock Technology Finance Corp., 6.75%, 6/30/25(b)	$670,000	$768,286
Societe Generale S.A., 3.88%, 3/28/24(b)	350,000	373,883
Societe Generale S.A., (1 year CMT + 1.000%), 1.79%, 6/9/27(b)(c)	1,915,000	1,904,608
Societe Generale S.A., (1 year CMT + 1.300%), 2.89%, 6/9/32(b)(c)	950,000	955,377
Standard Chartered PLC, (5 year CMT + 2.300%), 3.27%, 2/18/36(b)(c)	200,000	198,421
State Bank of India, 4.38%, 1/24/24(b)	205,000	219,289
Swiss Re Finance Luxembourg S.A., 5.00%, 4/2/49 (5 year CMT + 3.582%)(b)(c)	1,000,000	1,146,440
Temasek Financial I Ltd., 2.75%, 8/2/61(b)	417,000	412,827
UBS AG, (SOFR + 0.450%), 0.50%, 8/9/24(b)(c)	600,000	604,440
UBS Group AG, (1 year CMT + 0.850%), 1.49%, 8/10/27(b)(c)	1,075,000	1,062,552
UniCredit SpA, 5.86%, 6/19/32 (5.86% fixed rate until 6/19/27; 3.70% + USD 5 year Mid-Market Swap Rate thereafter)(b)(c)	200,000	222,445
UniCredit SpA, (1 year CMT + 1.550%), 3.13%, 6/3/32(b)(c)	200,000	202,653
UniCredit SpA, (1 year CMT + 2.300%), 2.57%, 9/22/26(b)(c)	1,000,000	1,016,745
UniCredit SpA, (3 month USD LIBOR + 3.900%), 4.03%, 1/14/22(b)(c)	500,000	504,713
United Overseas Bank Ltd., (5 year CMT + 1.230%), 2.00%, 10/14/31(b)(c)	1,000,000	999,870
Washington Aircraft 2 Co. DAC, (3 month USD LIBOR + 0.430%), 0.56%, 6/26/24(c)	617,124	618,147
WLB Asset II B Pte Ltd., 3.95%, 12/10/24(b)	1,000,000	997,086
WLB Asset II Pte Ltd., 4.00%, 1/14/24(b)	250,000	256,737
Total Financial		33,286,487

Investments	Principal Amount	Value
FOREIGN CORPORATE BONDS – (continued)
INDUSTRIAL – 0.6%
Embraer Netherlands Finance B.V., 5.05%, 6/15/25	$138,000	$145,245
Embraer Overseas Ltd., 5.70%, 9/16/23(b)	135,000	143,101
Johnson Controls International PLC, 6.00%, 1/15/36	250,000	347,020
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 1.75%, 9/15/30	1,050,000	1,019,156
Masonite International Corp., 3.50%, 2/15/30(b)	200,000	198,500
Mexico City Airport Trust, 3.88%, 4/30/28(b)	200,000	206,102
Mexico City Airport Trust, 5.50%, 7/31/47(b)	200,000	204,324
Siemens Financieringsmaatschappij N.V., 0.48%, 3/11/24 (SOFR + 0.430%)(b)(c)	425,000	428,595
Waste Connections, Inc., 2.20%, 1/15/32	1,000,000	985,835
Waste Connections, Inc., 2.95%, 1/15/52	1,000,000	978,453
Total Industrial		4,656,331
TECHNOLOGY – 0.1%
SK Hynix, Inc., 2.38%, 1/19/31(b)	1,075,000	1,043,418
TSMC Global Ltd., 0.75%, 9/28/25(b)	200,000	195,095
Total Technology		1,238,513
UTILITIES – 0.4%
Abu Dhabi National Energy Co. PJSC, 2.00%, 4/29/28(b)	200,000	201,000
AES Gener S.A., (5 year CMT + 4.917%), 6.35%, 10/7/79(b)(c)	1,000,000	1,057,770
Alfa Desarrollo SpA, 4.55%, 9/27/51(b)	200,000	195,100
Consorcio Transmantaro S.A., 4.70%, 4/16/34(b)	430,000	476,762
Enel Finance International N.V., 2.88%, 7/12/41(b)	200,000	194,848
Engie Energia Chile S.A., 3.40%, 1/28/30(b)	209,000	214,748
India Cleantech Energy, 4.70%, 8/10/26(b)	900,000	910,575
Total Utilities		3,250,803

See Notes to Financial Statements.
60   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
FOREIGN CORPORATE BONDS – (continued)
UTILITIES – (continued)
TOTAL FOREIGN CORPORATE BONDS (Cost: $63,500,838)		$64,477,107
U.S. GOVERNMENT OBLIGATIONS – 7.8%
U.S. Treasury Bonds, 1.38%, 8/15/50	94,000	79,320
U.S. Treasury Bonds, 1.75%, 8/15/41	1,475,000	1,410,008
U.S. Treasury Bonds, 1.88%, 2/15/41	350,000	342,344
U.S. Treasury Bonds, 2.25%, 5/15/41	6,155,000	6,400,238
U.S. Treasury Bonds, 2.38%, 5/15/51	7,450,000	7,950,547
U.S. Treasury Bonds, 2.50%, 2/15/46	210,000	227,112
U.S. Treasury Bonds, 2.50%, 5/15/46	1,125,000	1,217,329
U.S. Treasury Bonds, 2.75%, 8/15/47	185,000	209,982
U.S. Treasury Bonds, 2.88%, 5/15/43(k)	960,000	1,101,713
U.S. Treasury Bonds, 3.00%, 5/15/45	550,000	647,109
U.S. Treasury Coupon STRIP, Zero Coupon, 5/15/44	205,000	124,542
U.S. Treasury Coupon STRIP, Zero Coupon, 8/15/44	975,000	587,979
U.S. Treasury Coupon STRIP, Zero Coupon, 2/15/45	355,000	211,987
U.S. Treasury Coupon STRIP, Zero Coupon, 11/15/40	1,485,000	985,842
U.S. Treasury Coupon STRIP, Zero Coupon, 5/15/41	6,745,000	4,419,596
U.S. Treasury Coupon STRIP, Zero Coupon, 5/15/42	80,000	51,005
U.S. Treasury Coupon STRIP, Zero Coupon, 11/15/42	820,000	515,167
U.S. Treasury Coupon STRIP, Zero Coupon, 2/15/43	650,000	405,285
U.S. Treasury Coupon STRIP, Zero Coupon, 8/15/43	565,000	348,124
U.S. Treasury Coupon STRIP, Zero Coupon, 11/15/43,	485,000	297,495
U.S. Treasury Coupon STRIP, Zero Coupon, 2/15/44	1,670,000	1,020,979
U.S. Treasury Coupon STRIP, Zero Coupon, 11/15/44	490,000	294,225
U.S. Treasury Coupon STRIP, Zero Coupon, 11/15/45	560,000	328,335
Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – (continued)
U.S. Treasury Coupon STRIP, Zero Coupon, 2/15/46	$405,000	$236,604
U.S. Treasury Notes, 0.13%, 3/31/23	1,500,000	1,498,535
U.S. Treasury Notes, 0.13%, 8/31/23	500,000	498,672
U.S. Treasury Notes, 0.38%, 9/15/24	1,000,000	995,703
U.S. Treasury Notes, 0.50%, 10/31/27	2,755,000	2,644,047
U.S. Treasury Notes, 0.63%, 11/30/27	250,000	241,445
U.S. Treasury Notes, 0.75%, 8/31/26	9,547,000	9,444,817
U.S. Treasury Notes, 0.88%, 11/15/30	228,000	216,368
U.S. Treasury Notes, 1.13%, 8/31/28	1,000,000	988,125
U.S. Treasury Notes, 1.25%, 5/31/28	2,450,000	2,446,459
U.S. Treasury Notes, 1.25%, 8/15/31	5,910,000	5,766,867
U.S. Treasury Notes, 1.38%, 9/30/23	750,000	766,260
U.S. Treasury Notes, 2.13%, 5/15/25	4,750,000	4,991,953
U.S. Treasury Notes, 2.88%, 5/31/25	3,860,000	4,162,618
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $64,413,704)		64,074,736
MUNICIPAL BONDS – 1.9%
CALIFORNIA – 0.8%
Bay Area Toll Authority, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series F2, 6.26%, 4/1/49	150,000	242,117
Bay Area Toll Authority, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series F1, 2.57%, 4/1/31	215,000	225,702
Chula Vista Municipal Financing Authority, Revenue Bonds, 4.28%, 12/1/48	1,000,000	1,052,925
City of Los Angeles CA, General Obligation, 3.50%, 9/1/37	315,000	336,893

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   61

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
MUNICIPAL BONDS – (continued)
CALIFORNIA – (continued)
City of San Francisco CA Public Utilities Commission Water Revenue, 3.30%, 11/1/39	$1,230,000	$1,314,584
Los Angeles Community College District, 2.11%, 8/1/32	770,000	774,407
State of California, General Obligation, 0.86%, 4/1/47 (1 month USD LIBOR + 0.00%)(c)	1,000,000	1,000,403
State of California, General Obligation, 4.60%, 4/1/38	500,000	579,516
State of California, General Obligation, Build America Bonds, 7.35%, 11/1/39	275,000	437,288
Upper Santa Clara Valley Joint Powers Authority, Revenue Bonds, Water Revenue, Series A, 3.88%, 8/1/48	500,000	533,529
Total California		6,497,364
CONNECTICUT – 0.1%
Connecticut Housing Finance Authority, Revenue Bonds, 0.70%, 5/15/49 (SOFR + 0.00%)(c)	500,000	500,099
ILLINOIS – 0.1%
Chicago Housing Authority, Revenue Bonds, Series B, 4.36%, 1/1/38	500,000	588,072
State of Illinois, General Obligation, 5.00%, 10/1/22	210,000	219,658
Total Illinois		807,730
MICHIGAN – 0.4%
City of Detroit MI, General Obligation, Series B, 2.51%, 4/1/25	650,000	651,282
Great Lakes Water Authority Sewage Disposal System Revenue, 3.06%, 7/1/39	940,000	995,608
Great Lakes Water Authority Water Supply System Revenue, 3.47%, 7/1/41	1,330,000	1,419,652
Total Michigan		3,066,542
NEW JERSEY – 0.1%
Morris County Improvement Authority, 1.05%, 6/15/26	200,000	199,817
Investments	Principal Amount	Value
MUNICIPAL BONDS – (continued)
NEW JERSEY – (continued)
New Jersey Turnpike Authority, Revenue Bonds, Build America Bonds, Series F, 7.41%, 1/1/40	$300,000	$489,744
Total New Jersey		689,561
NEW YORK – 0.3%
Freddie Mac Multifamily ML Certificates, Revenue Bonds, 1.88%, 7/25/37	994,412	992,724
Metropolitan Transportation Authority, 5.18%, 11/15/49	670,000	914,426
New York Transportation Development Corp., 1.36%, 12/1/21	400,000	400,574
Total New York		2,307,724
OHIO – 0.1%
Ohio Water Development Authority Water Pollution Control Loan Fund, 4.88%, 12/1/34	1,000,000	1,187,968
OREGON – 0.0%(i)
Oregon State Business Development Commission, Revenue Bonds, Economic Development Revenue, 6.50%, 4/1/31(b)	500,000	107,500
TEXAS – 0.0%(i)
Texas Private Activity Bond Surface Transportation Corp., 3.92%, 12/31/49	80,000	89,434
TOTAL MUNICIPAL BONDS (Cost: $14,686,840)		15,253,922
SUPRANATIONAL BONDS – 0.8%
African Development Bank, 0.75%, 4/3/23	1,165,000	1,173,611
Arab Petroleum Invstment Corp., 1.48%, 10/6/26	1,200,000	1,200,418
Asian Development Bank, 3.13%, 9/26/28	500,000	560,594
Asian Infrastructure Investment Bank (The), 0.50%, 10/30/24	158,000	157,416
European Bank for Reconstruction & Development, 1.50%, 2/13/25	172,000	176,691
European Investment Bank, 0.63%, 10/21/27	700,000	676,404

See Notes to Financial Statements.
62   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
SUPRANATIONAL BONDS – (continued)
European Investment Bank, 2.38%, 5/24/27	$500,000	$533,648
European Investment Bank, 2.50%, 10/15/24	1,000,000	1,057,580
Inter-American Development Bank, 1.13%, 7/20/28	187,000	183,989
International Bank for Reconstruction & Development, 0.75%, 11/24/27	174,000	168,852
International Bank for Reconstruction & Development, Senior Note, 3.13%, 11/20/25	598,000	654,650
International Finance Corp., 0.50%, 3/20/23	187,000	187,739
TOTAL SUPRANATIONAL BONDS (Cost: $6,587,278)		6,731,592
FOREIGN GOVERNMENT OBLIGATIONS – 0.8%
BERMUDA – 0.0%(i)
Bermuda Government International Bond, Series 144A, 2.38%, 8/20/30(b)	200,000	198,000
CHILE – 0.2%
Chile Government International Bond, 3.10%, 5/7/41	215,000	207,479
Chile Government International Bond, 3.50%, 1/25/50	1,000,000	998,500
Total Chile		1,205,979
GUATEMALA – 0.1%
Guatemala Government Bond, 5.38%, 4/24/32(b)	350,000	397,250
HUNGARY – 0.0%(i)
Hungary Government International Bond, Series 144A, 3.13%, 9/21/51(b)	200,000	196,938
INDONESIA – 0.2%
Indonesia Government International Bond, 2.95%, 1/11/23	200,000	205,823
Indonesia Government International Bond, 3.50%, 1/11/28	280,000	303,541
Indonesia Government International Bond, 4.13%, 1/15/25(b)	400,000	437,424
Investments	Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – (continued)
INDONESIA – (continued)
Perusahaan Penerbit SBSN Indonesia III, 3.75%, 3/1/23(b)	$300,000	$312,876
Perusahaan Penerbit SBSN Indonesia III, 3.90%, 8/20/24(b)	250,000	270,038
Total Indonesia		1,529,702
IRAQ – 0.1%
Iraq Government AID Bond, 2.15%, 1/18/22	500,000	502,848
ITALY – 0.1%
Republic of Italy Government International Bond, 4.00%, 10/17/49	1,000,000	1,100,798
MEXICO – 0.1%
Mexico Government International Bond, 4.28%, 8/14/41	251,000	256,095
Mexico Government International Bond, 4.75%, 3/8/44	80,000	85,137
Total Mexico		341,232
PANAMA – 0.0%(i)
Panama Government International Bond, Senior Bond, 6.70%, 1/26/36	100,000	132,909
QATAR – 0.0%(i)
Qatar Government International Bond, 4.50%, 4/23/28(b)	200,000	233,108
ROMANIA – 0.0%(i)
Romanian Government International Bond, 5.13%, 6/15/48(b)	50,000	59,125
SAUDI ARABIA – 0.0%(i)
Saudi Government International Bond, 4.00%, 4/17/25(b)	300,000	328,122
UNITED ARAB EMIRATES – 0.0%(i)
Abu Dhabi Government International Bond, 3.13%, 10/11/27(b)	250,000	271,000
URUGUAY – 0.0%(i)
Uruguay Government International Bond, 4.98%, 4/20/55	150,000	187,647

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   63

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (continued)

Investments	Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – (continued)
URUGUAY – (continued)
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $6,346,305)		$6,684,658
FOREIGN GOVERNMENT AGENCIES – 0.5%
CANADA – 0.4%
CDP Financial, Inc., Series 144A, 1.00%, 5/26/26(b)	1,000,000	997,875
Province of Quebec Canada, 1.90%, 4/21/31	1,000,000	1,014,017
Province of Quebec Canada, 2.75%, 4/12/27	1,000,000	1,079,599
Total Canada		3,091,491
EGYPT – 0.0%(i)
Arab Republic of Egypt, 5.25%, 10/6/25(b)	300,000	306,060
NORWAY – 0.1%
Kommunalbanken A/S, 2.13%, 2/11/25(b)	500,000	523,245
SOUTH KOREA – 0.0%(i)
Korea Hydro & Nuclear Power Co., Ltd., 3.75%, 7/25/23(b)	200,000	211,436
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $3,953,592)		4,132,232
BANK LOANS – 0.1%
UTILITIES – 0.1%
Exgen Renewables IV LLC 2020 Term Loan, 0.00%, 12/15/27 (Cost: $972,975)	977,496	976,274

Investments	Shares	Value
PREFERRED STOCK – 0.2%
Financial – 0.2%
Gladstone Investment Corp., 4.88%, 11/1/28 (Cost: $1,830,000)	73,200	$1,959,564
EXCHANGE-TRADED FUNDS – 4.1%

iShares Core U.S. Aggregate Bond ETF	58,669	6,736,961
Investments	Shares	Value
EXCHANGE-TRADED FUNDS – (continued)
iShares JP Morgan USD Emerging Markets Bond ETF	248,148	$27,311,169
TOTAL EXCHANGE-TRADED FUNDS (Cost: $34,276,532)		$34,048,130
MUTUAL FUNDS – 5.1%
Brandywine Global High Yield Fund	1,832,721	20,966,324
MainStay MacKay High Yield Corporate Bond Fund	3,680,289	20,830,437
TOTAL MUTUAL FUNDS (Cost: $41,749,348)		41,796,761
COMMON STOCKS – 0.0%(i)
DIVERSIFIED FINANCIAL SERVICES – 0.0%(i)
Bruin Blocker LLC	4,367	3,930
OIL, GAS & CONSUMABLE FUELS – 0.0%(i)
Noble Corp.	76	1,024
TOTAL COMMON STOCKS (Cost: $3,930)		4,954
SHORT-TERM INVESTMENTS – 8.0%
State Street Institutional Treasury Money Market Fund – Investor Class Shares, 0.06%(j) (Cost: $65,958,978)	65,958,978	65,958,978
TOTAL INVESTMENTS – 106.4% (Cost: $863,195,886)		876,134,979
OTHER ASSETS AND LIABILITIES, NET – (6.4)%		(52,811,619)
NET ASSETS – 100.0%		$823,323,360

(a)
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At September 30, 2021, the value of these securities was $346,259, representing less than 0.05% of net assets.

(b)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At September 30, 2021, the value of these securities was $250,060,882 representing 30.4% of net assets.

(c)
Adjustable or floating rate security. Rate shown reflects rate in effect at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)
Security is currently in default.

(e)
Perpetual floating rate security. Date shown reflects the next reset date.

See Notes to Financial Statements.
64   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Schedule of Investments
September 30, 2021
PFM Multi-Manager Fixed Income Fund (concluded)

(f)
To-be-announced (“TBA”) security.

(g)
Interest only security.

(h)
Payment-in-kind security for which the issuer may pay interest with additional debt securities or cash.

(i)
Amount is less than 0.05%.

(j)
The rate shown is the annualized seven-day yield at September 30, 2021.

(k)
All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

ABS
Asset Backed Securities

CLO
Collateralized Loan Obligations

CMO
Collateralized Mortgage Obligation

CMT
Constant Maturity Treasury Indexes

ETF
Exchange Traded Fund

LIBOR
London Interbank Offered Rate

PIK
Paid-In-Kind

REMIC
Real Estate Mortgage Investment Conduit

SOFR
Secured Overnight Funding Rate

Futures contracts open at September 30, 2021:
Description	Type	Contracts	Expiration Date	Notional Amount	Value / Net Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED – 6.4%
U.S. Treasury Ultra Bonds	Long	7,200,000	12/21/2021	$13,756,500	$(499,559)
U.S. Treasury 2-Year Notes	Long	20,800,000	12/31/2021	22,885,687	(11,529)
U.S. Treasury 5-Year Notes	Long	13,100,000	12/31/2021	16,079,227	(91,212)
Total				$52,721,414	$(602,300)
CONTRACTS SOLD – (0.9)%
U.S. Treasury Long-Term Bonds	Short	(2,300,000)	12/21/2021	$(3,662,031)	$67,179
U.S. Treasury 10-Year Notes	Short	(1,100,000)	12/21/2021	(1,447,703)	1,167
U.S. Treasury 10-Year Ultra Notes	Short	(1,500,000)	12/21/2021	(2,178,750)	41,574
Total				$(7,288,484)	$109,920
The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2021 (see Note 2 to the Financial Statements).
	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds*	$—	$211,880,316	$—	$211,880,316
U.S. Government Agencies	—	129,987,788	—	129,987,788
Asset-Backed Securities	—	132,265,667	—	132,265,667
Commercial Mortgage-Backed Securities	—	95,902,300	—	95,902,300
Foreign Corporate Bonds*	—	64,477,107	—	64,477,107
Exchange-Traded Funds	34,048,130	—	—	34,048,130
U.S. Government Obligations	—	64,074,736	—	64,074,736
Mutual Funds	41,796,761	—	—	41,796,761
Municipal Bonds*	—	15,253,922	—	15,253,922
Supranational Bonds	—	6,731,592	—	6,731,592
Foreign Government Obligations*	—	6,684,658	—	6,684,658
Foreign Government Agencies*	—	4,132,232	—	4,132,232
Preferred Stock*	1,959,564	—	—	1,959,564
Bank Loans*	—	976,274	—	976,274
Common Stocks
Financial	—	3,930	—	3,930
Energy	—	1,024	—	1,024
Money Market Fund	65,958,978	—	—	65,958,978
Total Investments in Securities	$143,763,433	$732,371,546	$—	$876,134,979
Other Financial Instruments Futures Contracts(a)	$109,920	$—	$—	$109,920
Liabilities:
Other Financial Instruments Futures Contracts(a)	$(602,300)	$—	$—	$(602,300)

(a)
Futures Contracts are valued at unrealized appreciation (depreciation). Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

*
See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   65

Statements of Assets and Liabilities
September 30, 2021

	PFM Multi- Manager Domestic Equity Fund	PFM Multi- Manager International Equity Fund	PFM Multi- Manager Fixed-Income Fund
Assets:
Investments in Securities, at Value (Cost $690,378,942, $604,474,068 and $863,195,886, respectively)	$847,860,563	$680,218,199	$876,134,979
Foreign Currency, at Value (Cost $–, $753,876 and $–, respectively)	—	753,532	—
Cash	930	62,207	43,649
Receivables:
Investment Securities Sold	3,024,468	258,936	8,126,989
Dividends	176,904	505,950	178,210
Interest	—	—	3,342,464
Foreign Tax Reclaims	5,177	418,077	3,705
Prepaid Expenses	10,496	7,138	6,623
Total Assets	851,078,538	682,224,039	887,836,619
Liabilities:
Payables:(1)
Investment Securities Purchased	3,687,611	907,050	64,027,357
Advisory Fees Payable	222,634	302,736	300,275
Other Accrued Expenses	152,614	222,046	178,244
Net Variation Margin on Futures Contracts	—	—	7,383
Total Liabilities	4,062,859	1,431,832	64,513,259
Net Assets	$847,015,679	$680,792,207	$823,323,360
Net Assets Consists of:
Paid-In Capital	$581,761,796	$577,613,535	$806,043,809
Total Distributable Earnings	265,253,883	103,178,672	17,279,551
Net Assets	$847,015,679	$680,792,207	$823,323,360
Capital Shares Outstanding (no par value, unlimited shares authorized; all shares outstanding are of each Fund’s Institutional Class)	60,563,989	56,729,207	79,243,741
Net Asset Value, Offering Price and Redemption Price per Share	$13.99	$12.00	$10.39

(1)
There were no fees payable to the Trust’s Independent Trustees at September 30, 2021.

See Notes to Financial Statements.
66   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Statements of Operations
For the Year Ended September 30, 2021

	PFM Multi- Manager Domestic Equity Fund	PFM Multi- Manager International Equity Fund	PFM Multi- Manager Fixed-Income Fund
Investment Income:
Dividends (net of foreign withholding taxes of $19,917, $685,322 and $–, respectively)	$9,466,623	$10,853,857	$3,742,846
Non-Cash Dividends	656,228	—	—
Interest (net of taxes withheld of $–, $– and $11, respectively)	—	—	15,678,687
Total Investment Income	10,122,851	10,853,857	19,421,533
Expenses:
Advisory Fees (Note 4)	2,276,030	2,756,915	3,048,532
Accounting Fees	91,928	119,471	255,987
Administration Fees	87,516	74,896	98,044
Audit and Tax Fees	62,530	108,824	90,188
Custodian Fees	54,598	254,978	96,840
Insurance Premiums	43,598	23,262	41,050
Interest Expense	—	9,567	—
Legal Fees	129,482	93,473	161,256
Registration Fees	23,306	17,500	21,445
Transfer Agent Fees	45,522	44,390	48,395
Trustees Fees	79,983	51,206	75,811
Other Expenses	11,014	7,199	3,036
Total Expenses	2,905,507	3,561,681	3,940,584
Expenses Recouped	81,433	50,643	228,982
Net Expenses	2,986,940	3,612,324	4,169,566
Net Investment Income	7,135,911	7,241,533	15,251,967
Net Realized and Unrealized Gain (Loss) on investments:
Net Realized Gain (Loss) From:
Investments	110,416,034	52,286,479	5,970,674
Futures Contracts	—	—	560,021
Foreign Currency Related Transactions	—	(309,712)	—
Net Realized Gain	110,416,034	51,976,767	6,530,695
Net Increase (Decrease) in Unrealized Appreciation/Depreciation From:
Investments	97,053,620	42,143,883	(13,624,776)
Futures Contracts	—	—	(535,592)
Translation of Assets and Liabilities Denominated in Foreign Currencies	—	(30,368)	—
Net Increase (Decrease) in Unrealized Appreciation/Depreciation	97,053,620	42,113,515	(14,160,368)
Net Increase in Net Assets Resulting from Operations	$214,605,565	$101,331,815	$7,622,294
See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   67

Statements of Changes in Net Assets

	PFM Multi-Manager Domestic Equity Fund		PFM Multi-Manager International Equity Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Increase in Net Assets Resulting From Operations:
Net Investment Income	$7,135,911	$9,290,303	$7,241,533	$3,439,034
Net Realized Gain (Loss)	110,416,034	81,231,078	51,976,767	(23,769,475)
Net Increase in Unrealized Appreciation/Depreciation	97,053,620	15,269,245	42,113,515	50,466,890
Net Increase in Net Assets Resulting from Operations	214,605,565	105,790,626	101,331,815	30,136,449
Distributions from:
Distributable Earnings	(94,960,269)	(21,779,371)	(4,833,251)	(8,764,112)
Capital Share Transactions:
Proceeds from Sale of Shares	130,166,499	201,624,395	227,546,770	119,008,892
Reinvestment of Distributions	94,960,269	21,779,371	4,833,251	8,764,112
Cost of Shares Redeemed	(220,255,843)	(315,372,784)	(36,268,810)	(158,929,672)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	4,870,925	(91,969,018)	196,111,211	(31,156,668)
Net Increase (Decrease) in Net Assets	124,516,221	(7,957,763)	292,609,775	(9,784,331)
NET ASSETS:
Beginning of Year	$722,499,458	$730,457,221	$388,182,432	$397,966,763
End of Year	$847,015,679	$722,499,458	$680,792,207	$388,182,432
Shares Subscribed and Redeemed:
Shares Outstanding, Beginning of Year	59,485,338	66,394,828	40,027,375	42,308,199
Shares Subscribed	9,566,281	19,086,341	19,296,669	13,822,275
Shares Issued from Reinvestment of Distributions	7,933,189	1,869,474	429,241	873,790
Shares Redeemed	(16,420,819)	(27,865,305)	(3,024,078)	(16,976,889)
Shares Outstanding, End of Year	60,563,989	59,485,338	56,729,207	40,027,375
See Notes to Financial Statements.
68   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Statements of Changes in Net Assets

	PFM Multi-Manager Fixed-Income Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Increase in Net Assets Resulting From Operations:
Net Investment Income	$15,251,967	$18,283,092
Net Realized Gain	6,530,695	23,944,435
Net Increase (Decrease) in Unrealized Appreciation/Depreciation	(14,160,368)	313,683
Net Increase in Net Assets Resulting from Operations	7,622,294	42,541,210
Distributions from:
Distributable Earnings	(39,290,469)	(24,343,015)
Capital Share Transactions:
Proceeds from Sale of Shares	276,446,503	277,703,038
Reinvestment of Distributions	39,290,469	24,343,015
Cost of Shares Redeemed	(144,963,301)	(238,548,732)
Net Increase in Net Assets Resulting from Capital Share Transactions	170,773,671	63,497,321
Net Increase in Net Assets	139,105,496	81,695,516
NET ASSETS:
Beginning of Year	$684,217,864	$602,522,348
End of Year	$823,323,360	$684,217,864
Shares Subscribed and Redeemed:
Shares Outstanding, Beginning of Year	63,306,790	57,124,202
Shares Subscribed	26,172,225	26,117,899
Shares Issued from Reinvestment of Distributions	3,723,737	2,307,531
Shares Redeemed	(13,959,011)	(22,242,842)
Shares Outstanding, End of Year	79,243,741	63,306,790
See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   69

Financial Highlights
PFM Multi-Manager Domestic Equity Fund

Selected data for a share of beneficial interest outstanding throughout the period is presented below:
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(1)
Net Asset Value, Beginning of Year	$12.15	$11.00	$10.76	$10.00
Investment Operations:
Net Investment Income(2)	0.12	0.14	0.17	0.12
Net Realized and Unrealized Gain(3)	3.58	1.32	0.17	0.64
Total from Investment Operations	3.70	1.46	0.34	0.76
Distributions from:
Net Investment Income	(0.15)	(0.16)	(0.08)	—
Capital Gains	(1.71)	(0.15)	(0.02)	—
Total Distributions to Shareholders	(1.86)	(0.31)	(0.10)	—
Net Asset Value, End of Year	$13.99	$12.15	$11.00	$10.76
Total Return(4),(5)	33.08%	13.43%	3.26%	7.60%
Ratios/Supplemental Data:
Net Assets, End of Year (000’s omitted)	$847,016	$722,499	$730,457	$594,994
Ratios to Average Net Assets of:(6)
Expenses, Net of Expense Waived/Reimbursed/Recouped(7)	0.38%	0.39%	0.38%	0.38%
Expenses, Prior to Expense Waived/Reimbursed/Recouped(7)	0.37%	0.39%	0.41%	0.55%
Net Investment Income	0.91%	1.25%	1.59%	1.54%
Portfolio Turnover Rate	60%	141%(8)	24%	13%

(1)
For the period December 29, 2017 (commencement of operations) through September 30, 2018.

(2)
Based on average daily shares outstanding.

(3)
Amount shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(4)
Total return is not annualized for periods of less than one year.

(5)
Total return may reflect a waiver, or recovery of prior waiver, by the Adviser. Performance would be different prior to the impact of waivers or recovery of prior waivers.

(6)
Ratios are annualized for periods less than one year.

(7)
Through January 28, 2020, the Adviser agreed to waive its fee in the amount of 0.05% of the average daily net assets of the Fund and to pay or otherwise bear certain operating and other expenses of the Fund to the extent necessary to limit the total annualized expenses of the Fund to 0.38% of average daily net assets for the Institutional Class of the Fund. See Note 4 to these financial statements.

(8)
Portfolio turnover rate for the fiscal year ended September 30, 2020 increased primarily due to a change in strategy from the use of a sub-advised sleeve of investments to instead using the Vanguard Total Stock Market ETF to achieve passive index exposure.

See Notes to Financial Statements.
70   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Financial Highlights
PFM Multi-Manager International Equity Fund

Selected data for a share of beneficial interest outstanding throughout the period is presented below:
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(1)
Net Asset Value, Beginning of Year	$9.70	$9.41	$9.69	$10.00
Investment Operations:
Net Investment Income(2)	0.15	0.08	0.23	0.15
Net Realized and Unrealized Gain (Loss)(3)	2.25	0.41	(0.42)	(0.46)
Total from Investment Operations	2.40	0.49	(0.19)	(0.31)
Distributions from:
Distributions From Net Investment Income	(0.10)	(0.20)	(0.09)	—
Net Asset Value, End of Year	$12.00	$9.70	$9.41	$9.69
Total Return(4),(5)	24.86%	5.09%	(1.87)%	(3.10)%
Ratios/Supplemental Data
Net Assets, End of Year (000’s omitted)	$680,792	$388,182	$397,967	$314,739
Ratios to Average Net Assets of:(6)
Expenses, Net of Expense Waived/Reimbursed/Recouped(7)	0.66%	0.74%	0.63%	0.63%
Expenses, Prior to Expense Waived/Reimbursed/Recouped(7)	0.65%	0.76%	0.75%	1.09%
Net Investment Income	1.31%	0.87%	2.54%	2.08%
Portfolio Turnover Rate	52%	157%(8)	13%	21%

(1)
For the period December 29, 2017 (commencement of operations) through September 30, 2018.

(2)
Based on average daily shares outstanding.

(3)
Amount shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(4)
Total return is not annualized for periods of less than one year.

(5)
Total return may reflect a waiver, or recovery of prior waiver, by the Adviser. Performance would be different prior to the impact of waivers or recovery of prior waivers.

(6)
Ratios are annualized for periods less than one year.

(7)
Through January 28, 2020, the Adviser agreed to waive its fee in the amount of 0.10% of the average daily net assets of the Fund and to pay or otherwise bear certain operating and other expenses of the Fund to the extent necessary to limit the total annualized expenses of the Fund to 0.63% of average daily net assets for the Institutional Class of the Fund. See Note 4 to these financial statements.

(8)
Portfolio turnover rate for the year ended September 30, 2020 increased primarily due to a change in strategy from the use of a sub-advised sleeve of investments to instead using the iShares Core MSCI Total International Stock ETF to achieve passive index exposure.

See Notes to Financial Statements.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   71

Financial Highlights
PFM Multi-Manager Fixed-Income Fund

Selected data for a share of beneficial interest outstanding throughout the period is presented below:
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(1)
Net Asset Value, Beginning of Year	$10.81	$10.55	$10.02	$10.00
Investment Operations:
Net Investment Income(2)	0.21	0.27	0.35	0.23
Net Realized and Unrealized Gain (Loss)(3)	(0.08)	0.37	0.55	(0.10)
Total from Investment Operations	0.13	0.64	0.90	0.13
Distributions From:
Net Investment Income	(0.22)	(0.29)	(0.35)	(0.11)
Capital gains	(0.33)	(0.09)	(0.02)	—
Total Distributions to Shareholders	(0.55)	(0.38)	(0.37)	(0.11)
Net Asset Value, End of Year	$10.39	$10.81	$10.55	$10.02
Total Return(4),(5)	1.23%	6.21%	9.17%	1.27%
Ratios/Supplemental Data:
Net Assets, End of Year (000’s omitted)	$823,323	$684,218	$602,522	$490,127
Ratios to Average Net Assets of:(6)
Expenses, Net of Expense Waived/Reimbursed/Recouped(7)	0.55%	0.55%	0.55%	0.55%
Expenses, Prior to Expense Waived/Reimbursed/Recouped(7)	0.52%	0.54%	0.55%	0.73%
Net Investment Income	2.00%	2.60%	3.46%	3.00%
Portfolio Turnover Rate	107%	174%(8)	84%	218%

(1)
For the period December 29, 2017 (commencement of operations) through September 30, 2018.

(2)
Based on average daily shares outstanding.

(3)
Amount shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(4)
Total return is not annualized for periods of less than one year.

(5)
Total return may reflect a waiver, or recovery of prior waiver, by the Adviser. Performance would be different prior to the impact of waivers or recovery of prior waivers.

(6)
Ratios are annualized for periods less than one year.

(7)
Through January 28, 2020, the Adviser agreed to pay or otherwise bear certain operating and other expenses of the Fund to the extent necessary to limit the total annualized expenses of the Fund to 0.55% of average daily net assets for the Institutional Class of the Fund. See Note 4 to these financial statements.

(8)
Portfolio turnover rate for the year ended September 30, 2020 increased primarily due to a change in strategy as the assets formerly managed by a terminated sub-adviser were largely invested in the Diamond HIll High Yield mutual fund and iShares iBoxx High Yield Corporate Bond ETF.

See Notes to Financial Statements.
72   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

NOTES TO FINANCIAL STATEMENTS

1. Organization
PFM Multi-Manager Series Trust (the “Trust”) was organized as a Delaware statutory trust on December 21, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers the following series: PFM Multi-Manager Domestic Equity Fund (the “Domestic Equity Fund”), PFM Multi-Manager International Equity Fund (the “International Equity Fund”) and PFM Multi-Manager Fixed-Income Fund (the “Fixed-Income Fund”) (each a “Fund” and, collectively, the “Funds”). Each Fund consists of Institutional Class, Advisor Class and Class R shares. As of September 30, 2021, only the Institutional Class has commenced operations. The Funds are diversified for the purposes of the 1940 Act.
The Domestic Equity Fund seeks to provide long-term capital appreciation. The International Equity Fund seeks to provide long-term capital appreciation. The Fixed-Income Fund seeks to maximize total return (capital appreciation and income) consistent with reasonable risk.
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and follow the accounting and reporting guidance in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.
Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions in determining the reported amounts of assets and liabilities, including the fair value of investments, and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Investment Valuation
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
Level 1 — Quoted prices in active markets for identical assets or liabilities.
Level 2 — Inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly, including quoted prices for similar investments based on interest rates, credit risk and like factors.
Level 3 — Inputs that are unobservable and significant to the entire fair value measurement, including the Fund’s own assumptions for determining fair value.
The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2021, is disclosed in each Fund’s respective Schedule of Investments.
The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (“NAV”) per share as of 4:00 p.m. Eastern time each day the New York Stock Exchange (“NYSE”) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the “Board”), the Board has delegated to the Adviser to the Funds, PFM Asset Management LLC (“PFMAM” or, the “Adviser”), the responsibility for the valuation of investments held by the Funds, subject to oversight of the Board. The Adviser has established a Valuation Committee (“VC”) to serve as its formal oversight body for the valuation of each Fund’s portfolio holdings in accordance with policies and procedures adopted by the Board. The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Portfolio
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   73

NOTES TO FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies (continued)
Investment Valuation (continued)
securities that are primarily traded on a foreign securities exchange are generally valued at the U.S. dollar equivalent of the preceding closing values for the securities on their exchanges. If an investment is valued in a currency other than U.S. dollars, its value shall be converted into U.S. dollars at the mean of the last available bid and offer prices of such currencies against U.S. dollars quoted on a valuation date by any recognized dealer. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, after-market trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools.
Equity Securities
Equity securities, including restricted securities and preferred stocks, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third-party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (“ADRs”), futures contracts, Exchange-Traded Funds (“ETFs”) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value pursuant to the valuation policy and procedures approved by the Board.
Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.
Debt Securities
Debt securities, including restricted securities, are valued based on evaluated prices received from third-party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third-party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures Contracts
The Funds use exchange-traded futures contracts to a limited extent with the objective of using uninvested cash to gain exposure to certain equity and fixed income markets, maintain liquidity, and minimize transaction costs. Futures contracts are valued at their quoted daily settlement prices and are categorized as Level 1 in the hierarchy. Fluctuations in the value of the contracts are recorded as an asset (liability).
Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is
74   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

NOTES TO FINANCIAL STATEMENTS

Futures Contracts (continued)
closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Investment Transactions and Income Recognition
Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method. Estimated expenses are accrued daily. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. In such cases, the dividend is recorded as soon as the information is received by the Funds. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Non-cash dividends received in the form of stock are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Certain Funds invest in real estate investment trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gain distributions at year-end based on information provided by the REIT and estimates of such re-designations for which actual information has not yet been reported.
Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Certain Fund or class specific expenses are allocated directly to the Fund or class that incurred the expense.
Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period-end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Dividends and Distributions
The Fixed-Income Fund declares and distributes dividends from net investment income, if any, monthly. The Domestic Equity Fund and International Equity Fund each declare and distribute net investment income, if any, to shareholders as dividends at least annually. Each Fund makes distributions of its net realized capital gains, if any, at least annually. Unless a shareholder elects to receive dividends and distributions in cash, dividends and distributions will be reinvested in additional shares of the same share class of the Fund at the NAV calculated as of the payment date. Distributions to shareholders are recorded on the ex-dividend date. The Funds pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAVs of the Funds’ shares will be reduced by the amount of the payment.
Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred by the Funds as of September 30, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.
Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements cannot be known; however, the Funds expect any risk of loss to be remote.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   75

NOTES TO FINANCIAL STATEMENTS

3. Federal Income Taxes
Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has reviewed each Fund’s tax positions taken or to be taken on each Fund’s federal income tax returns through the year ended September 30, 2021 and for all open tax years (years ended September 30, 2018, September 30, 2019 and September 30, 2020), and has concluded that no provision for federal income tax is required in the financial statements. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended September 30, 2021, the Funds did not incur any interest or tax penalties. The Funds did not record any tax benefit or expense in the current period.
The tax-based components of distributable earnings as of period-end were as follows for each Fund:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
PFM Multi-Manager Domestic Equity Fund	$65,809,380	$47,984,329	$—	$(66,590)	$151,526,764	$265,253,883
PFM Multi-Manager International Equity Fund	11,052,376	19,570,671	—	(66,590)	72,622,215	103,178,672
PFM Multi-Manager Fixed-Income Fund	2,166,375	2,706,291	—	(266,285)	12,673,170	17,279,551
Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods. During the year ended September 30, 2021, no amounts were reclassified.
The tax character of distributions declared for the year ended September 30, 2021 was as follows:
	Ordinary Income	Long-term Capital Gains	Total Distributions
PFM Multi-Manager Domestic Equity Fund	$20,262,448	$74,697,821	$94,960,269
PFM Multi-Manager International Equity Fund	4,833,251	—	4,833,251
PFM Multi-Manager Fixed-Income Fund	28,977,962	10,312,507	39,290,469
The tax character of distributions declared for the year ended September 30, 2020 was as follows:
	Ordinary Income	Long-term Capital Gains	Total Distributions
PFM Multi-Manager Domestic Equity Fund	$18,295,172	$3,484,199	$21,779,371
PFM Multi-Manager International Equity Fund	8,764,112	—	8,764,112
PFM Multi-Manager Fixed-Income Fund	23,902,041	440,974	24,343,015
Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred for an unlimited period. The following capital loss carryforward information, including any applicable limitations, is estimated as of fiscal year-end and is subject to adjustment. As of September 30, 2021, the Funds’ most recent fiscal year, the Domestic Equity Fund, the International Equity Fund and the Fixed-Income Fund utilized capital loss carryforwards of $—, $23,287,634 and $—, respectively.
76   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

NOTES TO FINANCIAL STATEMENTS

3. Federal Income Taxes (continued)
As of September 30, 2021, there were no available capital loss carryforwards to offset future capital gains of the Funds.
As of September 30, 2021, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:
	PFM Multi- Manager Domestic Equity Fund	PFM Multi- Manager International Equity Fund	PFM Multi- Manager Fixed- Income Fund
Cost of investments	$696,333,799	$607,596,319	$863,461,809
Unrealized appreciation	$157,098,996	$84,325,685	$17,914,021
Unrealized depreciation	(5,572,232)	(11,703,805)	(5,240,851)
Net unrealized appreciation (depreciation)	$151,526,764	$72,621,880	$12,673,170
During the period ended September 30, 2021, there were differences between book and tax accounting, primarily due to wash sales, REITs, passive foreign investment company (“PFIC”) inclusions, futures contracts mark to market, organizational expenses, return of capital distributions from corporations, defaulted bonds and premium amortization accruals.
4. Agreements
Investment Adviser
The Adviser was organized as a Delaware limited liability company in 2001. The Adviser has delegated responsibility for the day-to-day investment management of some or all of the Funds’ assets to sub-advisers, subject to the oversight and supervision of the Adviser. The Adviser maintains overall responsibility for the management and investment of the assets of the Funds and responsibility for all advisory services furnished by any sub-adviser, and supervises each sub-adviser in its performance of its duties for the applicable Fund. The Adviser evaluates and selects the sub-advisers and makes recommendations to the Board of Trustees about the hiring, termination and replacement of a sub-adviser and oversees, monitors and reviews the sub-advisers and their performance and compliance with the applicable Fund’s investment policies and restrictions.
In return for providing management services to the Funds, each Fund pays the Adviser an annual fee based on the following percentage of its average daily net assets:
Fund	%
Domestic Equity Fund	0.29%
International Equity Fund	0.50%
Fixed-Income Fund	0.40%
The sub-advisory fees are paid by the Adviser, and are not an additional expense of the respective Fund.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   77

NOTES TO FINANCIAL STATEMENTS

4. Agreements (continued)
Investment Adviser (continued)
The Sub-Advisers to each Fund as of September 30, 2021 are as follows:
Fund	Sub-Advisers
PFM Multi-Manager Domestic Equity Fund	Aristotle Atlantic Partners, LLC* Champlain Investment Partners, LLC Jacobs Levy Equity Management, Inc. Nuance Investments, LLC Vaughan Nelson Investment Management, L.P.
PFM Multi-Manager International Equity Fund**
Acadian Asset Management LLC
Aristotle Capital Management, LLC
Kayne Anderson Rudnick Investment Management, LLC
Lazard Asset Management LLC
Ninety One North America, Inc.*
Schroder Investment Management North America Inc.
Schroder Investment Management North America Limited
WCM Investment Management LLC

PFM Multi-Manager Fixed-Income Fund	Brown Brothers Harriman & Co. PineBridge Investments LLC PGIM, Inc. Teachers Advisors, LLC

*
This Sub-Adviser was approved by the Board but had not commenced management of Fund assets as of September 30, 2021.

**
J O Hambro Capital Management Limited was a sub-adviser to the International Equity Fund previously, however, was no longer a sub-adviser to the fund as of September 30, 2021.

Through January 28, 2020, the Adviser agreed (1) to waive its fee in the amount of 0.05% of the average daily net assets of the Domestic Equity Fund; (2) to waive its fee in the amount of 0.10% of the average daily net assets of the International Equity Fund; and (3) to pay or otherwise bear operating and other expenses of the Funds (including organizational and offering expenses, but excluding any front-end and contingent deferred sales loads; any Rule 12b-1 or similar marketing and distribution-related fees; interest and tax expenses; leverage; dividends and interest on short positions; brokerage commissions; expenses incurred in connection with any merger, liquidation or reorganization; extraordinary or non-routine expenses such as litigation; and acquired fund fees and expenses) solely to the extent necessary to limit the total annualized expenses of the Funds to the percentages of average daily net assets below for the Institutional Class of each Fund (“Expense Limitation Agreement”):
Fund	%
Domestic Equity Fund	0.38%
International Equity Fund	0.63%
Fixed-Income Fund	0.55%
Although the Expense Limitation Agreement expired January 28, 2020, the Advisor shall continue to be entitled to recoup any investment advisory fees waived or Fund expense payments paid by it pursuant to the Expense Limitation Agreement, if on any given business day the Funds determine a NAV, that the operating expenses of a Fund are less than the corresponding expense limitation rate previously in effect under the Expense Limitation Agreement, subject to quarterly approval by the Trust’s Board of Trustees. The total amount of recoupment to which the Advisor may be entitled shall not exceed an amount that would cause a Fund to exceed its: (1) corresponding expense limitation in place at the time the investment advisory fees were waived or the expenses were incurred; or (2) corresponding expense limitation currently in place, whichever is less. Subject to the foregoing, the recoupment amount shall be limited to, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other
78   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

NOTES TO FINANCIAL STATEMENTS

4. Agreements (continued)
Investment Adviser (continued)
payments remitted by the Advisor to the Fund pursuant to the Expense Limitation Agreement, within three years of the date on which such investment advisory fees were waived or reduced or other payments remitted, less recoupment previously paid to the Advisor with respect to such waivers, reductions, and payments. As of September 30, 2021, the amount of advisory fees waived and reimbursed expenses subject to recoupment were:
	PFM Multi- Manager Domestic Equity Fund	PFM Multi- Manager International Equity Fund	PFM Multi- Manager Fixed- Income Fund
Advisory fees waived and expenses reimbursed not restored to the Advisor become unrecoverable in fiscal year-end:
September 30, 2022	$319,569	$497,715	$—
September 30, 2023	129,416	141,724	—
Total	$448,985	$639,439	$—
Distributor
PFM Fund Distributors, Inc. (“PFMFD” or, the “Distributor”) serves as the Funds’ Distributor. The Distributor is a wholly-owned subsidiary of the Adviser. The Distributor is not separately compensated for the services it provides to the Funds.
Change in Control of Adviser
On July 7, 2021, U.S. Bancorp Asset Management Inc. (“USBAM”), a subsidiary of U.S. Bank, National Association, entered into a definitive agreement to purchase PFMAM, as well as its subsidiary PFMFD (the “Transaction”). The Transaction is expected to be completed in the fourth quarter of 2021, subject to regulatory approval and satisfaction of customary closing conditions. The current investment advisory agreement between the Trust, on behalf of the Funds, and PFMAM will automatically terminate upon the closing of the Transaction. It is proposed that PFMAM will continue to serve as the investment adviser to the Funds after the closing of the Transaction pursuant to a new investment advisory agreement, the terms of which are substantially identical to the current investment advisory agreement.
The Board of the Trust, including its current trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), have approved the proposed new investment advisory agreement for each Fund, to become effective upon the closing of the Transaction, subject to shareholder approval. The shareholders of each Fund, at a meeting held on November 22, 2021, approved the proposed new investment advisory agreement for each Fund, to become effective upon the closing of the Transaction. If the Transaction is not consummated, the new investment advisory agreement will not be implemented and the current investment advisory agreement will remain in effect.
Administrator, Custodian and Transfer Agent
The Administrator, Custodian and Transfer Agent to the Trust is State Street Bank and Trust Company.
5. Capital Shares
The Funds will be continuously offering an unlimited number of shares through the Distributor. Shares are offered in a continuous offering at the current NAV per share of each class of the Funds.
6. Investment Transactions
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on bank loans for the year ended September 30, 2021, were as follows:
	PFM Multi- Manager Domestic Equity Fund	PFM Multi- Manager International Equity Fund
Non-U.S. Government Purchases	$454,465,144	$474,753,848
Non-U.S. Government Sales	$531,849,764	$279,313,249
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   79

NOTES TO FINANCIAL STATEMENTS

6. Investment Transactions (continued)
PFM Multi- Manager Fixed- Income Fund
U.S. Government Purchases	$441,882,481
Non-U.S. Government Purchases	$417,790,762
U.S. Government Sales	$443,567,893
Non-U.S. Government Sales	$313,002,780
7. Derivative Financial Instruments
The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments as of September 30, 2021 is included in each respective Schedule of Investments. As of September 30, 2021, the Funds had sufficient cash and/or securities to cover commitments under these contracts. In the normal course of pursuing its investment objectives, the Funds are subject to the following risks:
Equity Price Risk — The Domestic Equity and International Equity Funds may enter into equity index futures contracts to gain exposure to equity markets and to enhance return.
Foreign Exchange Risk — The International Equity Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund may enter into forward foreign currency exchange contracts. There were no forward foreign currency exchange contracts held during the year ended September 30, 2021.
Interest Rate Risk — The Fixed Income Fund utilizes various interest rate derivatives, including futures contracts, to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.
The following tables summarize the value of the Funds’ derivative instruments as of September 30, 2021 and the related location in the accompanying Statements of Assets and Liabilities, presented by primary underlying risk exposure:
PFM Multi-Manager Fixed-Income Fund
	Asset Derivatives		Liability Derivatives
Interest Rate Contracts	Net Variation Margin on Futures Contracts*	$109,920	Net Variation Margin on Futures Contracts*	$(602,300)

*
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments futures table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the realized gain (loss) and change in unrealized appreciation (depreciation) of the Funds’ derivative instruments for the year ended September 30, 2021 and the related location in the accompanying Statements of Operations, presented by primary underlying risk exposure
PFM Multi-Manager Fixed-Income Fund
	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)
Interest Rate Contracts Risk	Futures Contracts	$560,021	Futures Contracts	$(535,592)
80   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

NOTES TO FINANCIAL STATEMENTS

7. Derivative Financial Instruments (continued)
The average notional cost of futures contracts outstanding during the year ended September 30, 2021, which are indicative of the volume of these derivative types, were approximately as follows:
	Futures Contracts – Long	Futures Contracts – Short
PFM Multi-Manager Domestic Equity Fund	$—	$—
PFM Multi-Manager International Equity Fund	$—	$—
PFM Multi-Manager Fixed-Income Fund	$41,280,287	$9,381,233
8. Related Parties
As of September 30, 2021, certain officers of the Trust were also employees of the Adviser, the Administrator or their affiliates, however, such officers are not compensated by the Funds.
9. Risks
Credit (or default) Risk — Refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Financial strength, solvency of an issuer, and lack of or inadequacy of collateral or credit enhancements for a fixed-income security, may affect credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade. Ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.
Counterparty Risk — Counterparty risk is the risk that the issuer or the guarantor of a fixed-income security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Additionally, when a Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transactions. Additionally, when a Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transactions.
Market Risk — This is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers, real or perceived general economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, political or social developments, or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect a Fund. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide and therefore could adversely affect the value of a Fund’s investments. Recent examples include pandemic risks related to the global outbreak caused by a novel coronavirus known as COVID-19 which has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Funds and could negatively affect a Fund’s performance and the value of your investment in a Fund. Securities markets may experience great short-term volatility and may fall sharply at times. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. The value of a Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Price changes may be temporary or last for extended periods. The value of an investment in a Fund could decline over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   81

NOTES TO FINANCIAL STATEMENTS

10. Recent Accounting Updates
In March 2020, the FASB issued ASU 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships and other transactions that reference LIBOR or another reference rate expected to be discontinued by reference rate reform, assuming certain criteria are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, except for hedging relationships existing as of December 31, 2022, that certain optional expedients have been elected for and that are retained through the end of the hedging relationship. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. At this time the Funds have not yet elected to apply ASU 2020-04, management is evaluating the implications of these changes on the financial statements.
11. Subsequent Events
The Funds have evaluated subsequent events prior to the issuance of these financial statements. No events have taken place that meet the definition of a subsequent event that requires adjustment to or disclosure in these financial statements.
82   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of PFM Multi-Manager Series Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of PFM Multi-Manager Series Trust (the “Trust”) (comprising the PFM Multi-Manager Domestic Equity Fund, PFM Multi-Manager International Equity Fund and PFM Multi-Manager Fixed-Income Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period December 29, 2017 (commencement of operations) through September 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising PFM Multi-Manager Series Trust at September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended and the period December 29, 2017 (commencement of operations) through September 30, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more PFM investment companies since 1999.
Philadelphia, Pennsylvania
November 24, 2021
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   83

Other Information (unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2021.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2021 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Foreign Tax Credit
The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. For the fiscal year ended September 30, 2021, the total amount of foreign taxes that will be passed through the PFM Multi-Manager International Equity Fund is $653,960.
84   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Statement regarding Liquidity Risk Management Program (unaudited)
Rule 22e-4 of the 1940 Act (“Liquidity Rule’) requires that the Liquidity Risk Management Program Administrator, PFM Asset Management LLC (the “Program Administrator”), for the Trust periodically, but no less than annually, review and provide the Board a written report that assesses the adequacy of the Liquidity Program and the effectiveness of its implementation including, if applicable, the operation of the Highly Liquid Investment Minimum (“HLIM”) for each Fund and any material changes to the Liquidity Program.
The assessment was for the period October 1, 2020 through September 30, 2021 (“Review Period”). The Program Administrator re-evaluated the data and analysis that supported the original conclusions regarding each Fund’s liquidity risk. The Program Administrator used updated data to review each Fund’s: (i) investment strategy and the liquidity of its portfolio investments; (ii) short-term and long-term cash flow projections; (iii) holdings of cash and cash equivalents; and (iv) borrowing arrangements and other funding sources.
Liquidity Risk Assessment Factors
1.)
Investment Strategy and Liquidity of Portfolio Investments

The Program Administrator re-evaluated each Fund’s investment objective, portfolio concentration, derivative usage and known or identifiable risks to liquidity. A year over year comparison revealed changes in portfolio composition and concentration as a result of the increased use of Exchange Traded Funds while transitioning to a passive strategy. It was noted that each Fund continued to only use forward foreign currency contracts to hedge against certain foreign currencies back to the U.S. dollar and this activity is in line with each Fund’s stated objective. No Fund employed borrowing for investment purposes. The Program Administrator reasonably expects these trends to continue and remains confident that each Fund operates an investment strategy that is appropriate for an open-end fund.
2.)
Cash Flow Projections

The Program Administrator examined data relating to gross redemption activity, shareholder ownership concentration and the length of the Funds operating history and redemption patterns. The largest gross redemptions over the period were incorporated into the Funds’ reasonably anticipated trade size (“RATS”) in determining what is the necessary pro-rata portion of the portfolio the Adviser could choose to sell for liquidity purposes. After considering various factors including market volatility and the Funds’ performance, the Program Administrator believes at this time that the redemption size on a day-by-day basis should not exceed significantly what have been the Funds’ largest redemptions on record.
With respect to shareholder ownership concentration, the Program Administrator is not aware of any shareholder that has an ownership stake in the Funds that exceeds the highest gross redemption amount, and therefore believes that there is no need to factor this when determining what percentage should be used to the RATS of each Fund. For any omnibus accounts the Program Administrator does not have information available to assess whether or not there are any underlying investors who may meet the criteria. The Program Administrator reasonably believes that the Funds are more likely than not to receive sufficient advanced notice of large redemptions to allow the Funds to employ the Liquidity Program in order to manage and mitigate ramifications of any large redemptions.
3.)
Holdings of Cash and Cash Equivalents

Although cash positions fluctuated slightly with market conditions and share capital movements, cash allocations remained a valuable tool to meet shareholder redemptions.
4.)
Borrowing Arrangements and Other Funding Sources

The Funds did not participate in any type of credit facility or other borrowing arrangement to supplement its cash as a tool to meet investor redemptions. Other funding sources available to the Funds are reviewed if its cash position is not sufficient to meet redemptions. The Program Administrator does not reasonably anticipate having to resort to these tools and that given the Funds’ cash position establishing a credit facility is not necessary.
5.)
In-Kind Redemptions

During the Review Period, the Funds did not deem it necessary to meet redemptions by paying out securities or other portfolio investments other than cash as it was not in the best interests of shareholders.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   85

Discussion of the operation and management of the Liquidity Program
1.)
Classification Reviews, Challenges and Overrides

The SSBT/truView team provides monthly liquidity classifications to the Program Administrator or on an as needed basis. A monthly review of liquidity classifications by the Program Administrator takes place, is documented and if necessary further discussion between the SSBT/truView team and the Program Administrator takes place if there are any questions based on monthly results. The Program Administrator believes that the review process is operating adequately and effectively and believes at this time no changes are warranted.
The Program Administrator concluded that the factors used to establish the initial and current RATS remain the most relevant variables. The Program Administrator re-evaluated gross historical redemptions during the period, shareholder concentration, cash positions and investment strategy. Several redemptions exceeded prior redemptions, however the Program Administrator did not assess that it was necessary to make any adjustment to the RATS as a result of the infrequency, levels of liquidity, and other factors.
2.)
Highly Liquid Investment Minimum

Each Fund operated as a Primarily Highly Liquid Fund during the Review Period. The Program Administrator has determined that a HLIM is not necessary. The Program Administrator reasonably expects that the composition of each Fund will remain stable and consistent and that each Fund will continue to operate as a Primarily Highly Liquid Fund.
3.)
Illiquid Investment Monitoring

The Funds did not breach the 15% illiquid investment limit pursuant to the Liquidity Rule during the Review Period. The Program Administrator noted that the range in illiquid securities during the Review Period for the three Funds was between 0% to .3%. The Program Administrator reasonably believes that the policies and reviews it has established prior to the adoption of the Liquidity Program sufficiently protect against a prospective violation of this limit.
Conclusion
The Program Administrator evaluated the operation and management of the Liquidity Program and believes that it continues to function effectively in all material aspects and reasonably believes that the existing controls and safeguards are appropriately designed to enable the Program Administrator to maintain compliance with the Liquidity Rule. At this time, the Program Administrator recommends no further changes to the Liquidity Program.
86   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

BOARD APPROVAL OF
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
PFM MULTI-MANAGER SERIES TRUST
PFM Multi-Manager Domestic Equity Fund
PFM Multi-Manager International Equity Fund
PFM Multi-Manager Fixed-Income Fund
(each a “Fund”)
At a meeting held on September 27-28, 2021 (“Meeting”), the Board of Trustees (“Board”) of PFM Multi-Manager Series Trust (“Trust”), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“Independent Trustees”), reviewed and approved the continuance of the investment management agreement (“Advisory Agreement”) between PFM Asset Management LLC (“Adviser”) and the Trust, on behalf of each Fund for an additional one-year period; and reviewed and approved the continuance of an investment sub-advisory agreement (“Sub-Advisory Agreements”, and together with the Advisory Agreement, the “Agreements”) between the Adviser and each of the following investment sub-advisers (each a “Sub-Adviser”, and collectively the “Sub-Advisers”) for an additional one-year period:
Fund	Sub-Adviser
Domestic Equity Fund	Champlain Investment Partners, LLC
Jacobs Levy Equity Management, Inc.
Nuance Investments, LLC
Vaughan Nelson Investment Management, L.P.
International Equity Fund	Acadian Asset Management LLC
Aristotle Capital Management, LLC
Lazard Asset Management LLC
Schroders Investment Management North America Inc.
WCM Investment Management, LLC
Fixed-Income Fund	Brown Brothers Harriman & Co.
PineBridge Investments LLC
PGIM, Inc.
Teachers Advisors, LLC
Although the Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Agreement. The Adviser and each Sub-Adviser are each referred to herein as a Manager.
In considering the continuation of each Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a contract renewal video conference meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors. As part of this review, particular attention was given to the Adviser’s process of selecting and overseeing the Sub-Advisers, as well as the pending acquisition of the Adviser by U.S. Bancorp Asset Management, Inc., which is expected to close in the fourth quarter of 2021 (the “Transaction”).
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   87

In approving the continuance of each Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of each Agreement are fair and reasonable and that the approval of such Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.
Nature, Extent and Quality of Services
The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates, as applicable, to the respective Fund and its shareholders. The Board noted that each Fund employs a “manager of managers” structure pursuant to an exemptive order (“Order”) granted to the Adviser and the Trust from the U.S. Securities and Exchange Commission (“SEC”), whereby the Adviser is responsible for selecting sub-advisers (subject to Board and shareholder approval, as applicable); and subject to oversight of the Board for allocating the respective Fund’s assets among such sub-advisers, and overseeing the sub-advisers’ day-to-day management of their respective sleeves of the Funds. The Board reviewed and considered information that included, among other things, the impact of the COVID-19 pandemic on the Adviser’s business; descriptions of the Adviser’s business, personnel, and operations, including the Adviser’s business continuity plan, considerations related to cybersecurity, the experience and responsibilities of the Adviser’s investment professionals, and compensation of investment professionals; the services the Adviser provides to the Funds, including management and oversight of the Funds’ investment strategies and the Adviser’s risk assessment process; the Adviser’s compliance program; and information on the Adviser’s oversight of Sub-Advisers, including monitoring of Sub-Advisers, allocation of Fund assets to Sub-Advisers, and the due diligence process for selection and retaining Sub-Advisers. The Board also reviewed and considered information about the pending Transaction. The Board noted management’s representations that the Adviser did not anticipate any changes to the Funds’ investment objectives and strategies, the portfolio managers responsible for the day-to-day management of the Funds, the Funds’ compliance program, or the current fees and expenses of the Funds as a result of the Transaction.
With respect to the sub-advisory services provided by each Sub-Adviser, the Board noted the responsibilities that each Sub-Adviser has with respect to the portion of the respective Fund’s assets allocated to the Sub-Adviser by the Adviser (“Sub-Advised Portion”), including, among others, security selection for the Sub-Advised Portion consistent with agreed upon investment guidelines. The information the Board reviewed and considered included, among other things, general information on the ownership structure, history, management, affiliations, financial condition and viability, and insurance coverage of each Sub-Adviser; the impact of the COVID-19 pandemic on each Sub-Adviser’s business; each Sub-Adviser’s professional staff, including the experience and responsibilities of the investment team and potential conflicts of interests; information on how portfolio transactions are effected; each Sub-Adviser’s risk management controls, including how each Sub-Adviser complies with its respective Fund’s investment guidelines; and each Sub-Adviser’s compliance programs. The Board also considered the Adviser’s rationale for recommending the continuation of each Sub-Adviser’s Sub-Advisory Agreement.
Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the respective Funds and their shareholders.
Fund Performance
The Board reviewed and considered the performance results of each Fund over the one- and three-year periods and since inception ended June 30, 2021. The Board noted that while each Fund incepted on December 29, 2017, each Fund was not invested in accordance with the Fund’s investment strategies until May 16, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund based on criteria determined by the Adviser, including a Fund’s mandate/strategy and the institutional client base of the Fund (each an “Adviser Performance Peer Group”). Based on this criteria, Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, provided the Adviser with the relevant data comparing each Fund’s performance to that of its respective Adviser Performance Peer Group. The Board also reviewed and considered the performance returns for each Fund in comparison to a broad-based performance index (each a “Performance Index”). The Board further reviewed and considered Fund and Sub-Adviser performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year, including at the Meeting. A summary of the Funds’ performance results is below.
PFM Multi-Manager Domestic Equity Fund — The Adviser Performance Peer Group for the Fund was the Lipper Domestic Multi-Cap Core Funds (Institutional Class Shares) and the Performance Index for the Fund was the Russell 3000 Total Return Index. The Board noted that the Fund’s performance returns (net of fees) for the one and three-year
88   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

periods and since inception were above the medians of its Adviser Performance Peer Group, but below the returns of its Performance Index. The Board concluded that the Fund’s performance was satisfactory.
PFM Multi-Manager International Equity Fund — The Adviser Performance Peer Group for the Fund was the Lipper International Multi-Cap Core Funds (Institutional Class Shares) and the Performance Index for the Fund was the MSCI All-Country World ex U.S. Index. The Board noted that the Fund’s performance returns (net of fees) for the one and three-year periods and since inception were above the medians of its Adviser Performance Peer Group and Performance Index. The Board concluded that the Fund’s performance was satisfactory.
PFM Multi-Manager Fixed Income Fund — The Adviser Performance Peer Group for the Fund was the Lipper Core Plus Bond Funds (Institutional Class Shares) and the Performance Index for the Fund was the Bloomberg Barclays U.S. Aggregate Total Return Index. The Board noted that the Fund’s performance returns (net of fees) for the three-year period were below the median of its respective Adviser Performance Peer Group, but for the one-year period and since inception were above the medians of its Adviser Performance Peer Group. The Board also noted that the Fund’s performance returns (net of fees) for the one- and three-year periods and since inception were above the returns of its Performance Index. The Board concluded that the Fund’s performance was satisfactory.
Comparative Fees and Expenses
The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund (“Expense Group”) selected by Broadridge. Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The actual total expense ratio, for comparative consistency, was shown for (i) Class I for the PFM Multi-Manager Domestic Equity Fund and Class I, Class Y, Class Z and Institutional Class for each other Fund in the Fund’s Expense Group; (ii) Class I for the PFM Multi-Manager Fixed-Income Fund and Class I, Class P and Institutional Class for each other Fund in the Fund’s Expense Group; and (iii) Class I for the PFM Multi-Manager International Equity Fund and Class I, Class Y, Class Z and Institutional Class for each other Fund in the Fund’s Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.
The Board received confirmation that the sub-advisory fees are paid by the Adviser to each Sub-Adviser and are not additional fees borne by a respective Fund. The Board also noted that the sub-advisory fees paid by the Adviser to each Sub-Adviser are the product of arms-length negotiations between the Adviser and each Sub-Adviser. In addition, the Board considered the allocation of the investment management fee charged to the respective Fund between the Adviser and each Sub-Adviser in light of the nature, extent and quality of the investment management services provided by the Adviser and each Sub-Adviser.
The Expense Group for the PFM Multi-Manager Domestic Equity Fund included the Fund and twelve other multi-cap core funds. The Expense Group for the PFM Multi-Manager Fixed-Income Fund included the Fund and fourteen other core plus bond funds. The Expense Group for the PFM Multi-Manager International Equity Fund included the Fund and twelve other international multi-cap core funds. The Board noted that the Management Rate for each Fund was below the median of its Expense Group. The Board further noted that the actual total expense ratio for each of the PFM Multi-Manager Domestic Equity Fund and the PFM Multi-Manager International Equity Fund was below the median of each Fund’s respective Expense Group, but the total expense ratio for the PFM Multi-Manager Fixed Income Fund was above the median of its Expense Group. The Board concluded that the Management Rate charged to each Fund is reasonable. In doing so, the Board noted that each applicable Sub-Adviser was paid by the Adviser out of the management fee the Adviser received from a respective Fund.
Profitability and Fall-Out Benefits
The Board reviewed and considered information regarding the profits realized by the Adviser and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   89

provided by the Adviser that addresses the profitability of the Adviser and its affiliates in providing investment management and other services to each Fund during the 12-month period ended June 30, 2021.
The Board noted management’s report on the methodologies and estimates used in calculating Fund profitability, including a description of the methodology used to allocate certain expenses. The Board further noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Adviser and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability. The Board also noted management’s expenditures in implementing systems and meeting additional regulatory and compliance requirements resulting from SEC and other regulatory requirements. In addition, the Board noted that, while the costs attributed to the Adviser and its affiliates to service the Funds exceeded the total Trust net revenues earned by the Adviser after factoring in fee waivers and expense reimbursements, management remains committed to growing its mutual fund business and continues to invest in personnel and technology to support and enhance the business and, in particular, the service to the Trust.
The Board also considered the extent to which the Adviser, each Sub-Adviser, and their affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by Fund growth, as well as increased leverage with service providers and counterparties. The Board noted the relationship with sponsors of “wrap fee” programs and investment advisory programs for which the Funds are an investment option.
Based upon its consideration of all these factors, the Board concluded that the assets of the Funds will need to grow before the Adviser achieves positive profit margins from its management of each of the Funds. The Board did not consider profitability with respect to each Sub-Adviser, as the sub-advisory fees paid to each Sub-Adviser had been negotiated by the Adviser on an arm’s-length basis.
Economies of Scale
The Board reviewed and considered the extent to which the Adviser and each Sub-Adviser may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted that each Fund began to invest in accordance with its investment strategies on May 16, 2018 and that, as of June 30, 2021 each Fund’s net assets were less than $850 million. The Board recognized that there would not likely be any economies of scale until each Fund’s assets grow.
Conclusion
Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Agreement for an additional one-year period.
90   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

BOARD APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
PFM MULTI-MANAGER SERIES TRUST
PFM Multi-Manager Domestic Equity Fund
PFM Multi-Manager International Equity Fund
PFM Multi-Manager Fixed-Income Fund
(each a “Fund”)
At a meeting held on September 27-28, 2021 (“Meeting”), the Board of Trustees (“Board”) of PFM Multi-Manager Series Trust (“Trust”), including a majority of the trustees who are not “interested persons” (“Independent Trustees”) as defined in the Investment Company Act of 1940 (“1940 Act”), reviewed and approved a new investment management agreement (“New Investment Management Agreement”), subject to shareholder approval, and an interim investment management agreement (“Interim Investment Management Agreement”, and collectively with the New Investment Management Agreement, the “Agreements”) between PFM Asset Management LLC (“Adviser”) and the Trust, on behalf of each Fund in connection with the expected acquisition of the Adviser by U.S. Bancorp Asset Management, a subsidiary of U.S. Bank, National Association in the fourth quarter of 2021 (“Transaction”). Although the Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. The Independent Trustees and their Independent Trustee counsel also conferred in executive sessions both with and without representatives of management.
As described in more detail below, the Board considered the Agreements at the same time it considered the annual renewal (“Annual Contract Renewal”) of the Funds’ existing investment management agreement with the Adviser (“Existing Investment Management Agreement”) as the terms of the Agreements are substantially similar to those of the Existing Investment Management Agreement and the matters reviewed and information considered, with the exception of the impact of the Transaction, are the same. Accordingly, the Board reviewed and considered information provided by the Adviser in connection with and at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to two sets of requests for information submitted to the Adviser by Independent Trustee counsel on behalf of the Independent Trustees in connection with the Funds’ Annual Contract Renewal and the proposed approval of the Agreements. In addition, prior to the Meeting, the Independent Trustees held a video conference meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about Annual Contract Renewal matters and matters related to the Transaction. The Board reviewed and considered all of the factors it deemed relevant in approving each Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.
The Board considered that management proposed that the Board approve the New Investment Management Agreement because, upon the closing of the Transaction, the Existing Investment Management Agreement and existing investment sub-advisory agreements (“Existing Investment Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Investment Management Agreement so that, if the Transaction closes before a Fund receives the requisite shareholder approval of the New Investment Management Agreement, the Interim Investment Management Agreement would permit continuity of the management of the Fund while the Fund continued to solicit the requisite shareholder approval of the New Investment Management Agreement. The Board reviewed and also considered the forms of each Agreement, noting that the terms and conditions of each Agreement were substantially identical to the terms and conditions of the Existing Investment Management Agreement, except for the effective dates, duration and escrow provisions required by applicable law. The Board noted that the New Investment Management Agreement would have an initial two-year term and that the Interim Investment Management Agreement would be effective on an interim basis, as necessary upon the closing of the Transaction, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the U.S. Securities and Exchange Commission (“SEC”); or (ii) the effective date of the New Investment Management Agreement (“Interim Period”). The Board further noted management’s representation that the approval of the Agreements would not result in any changes to the Funds’ investment objectives or strategies, or portfolio managers responsible for the day-to-day management of
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   91

the Funds and that the investment sub-advisers for each Fund (“Sub-Advisers”) would be expected to continue to manage their respective sleeves of the Funds pursuant to new investment sub-advisory agreements (“New Investment Sub-Advisory Agreements”) that would be substantially similar to the Existing Investment Sub-Advisory Agreements. The Board also noted management’s representation that the New Investment Sub-Advisory Agreements would not require shareholder approval and that management proposed that the Board approve the New Investment Sub-Advisory Agreements pursuant to the Order (defined below).
In approving each Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of each Agreement are fair and reasonable and that the approval of such Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.
Nature, Extent and Quality of Services
The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Adviser and its affiliates, as applicable, to the respective Fund and its shareholders. The Board noted that each Fund employs a “manager of managers” structure pursuant to an exemptive order (“Order”) granted to the Adviser and the Trust from the SEC, whereby the Adviser is responsible for selecting Sub-Advisers (subject to Board and shareholder approval, as applicable); and subject to oversight of the Board for allocating the respective Fund’s assets among such Sub-Advisers, and overseeing the Sub-Advisers’ day-to-day management of their respective sleeves of the Funds. The Board reviewed and considered information that included, among other things, the impact of the COVID-19 pandemic on the Adviser’s business; descriptions of the Adviser’s business, personnel, and operations, including the Adviser’s business continuity plan, considerations related to cybersecurity, the experience and responsibilities of the Adviser’s investment professionals, and compensation of investment professionals; the services the Adviser provides to the Funds, including management and oversight of the Funds’ investment strategies and the Adviser’s risk assessment process; the Adviser’s compliance program; and information on the Adviser’s oversight of Sub-Advisers, including monitoring of Sub-Advisers, allocation of Fund assets to Sub-Advisers, and the due diligence process for selection and retaining Sub-Advisers.
Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Adviser and its affiliates to the respective Funds and their shareholders.
Fund Performance
The Board noted its review and consideration of the performance results of each Fund in connection with the Annual Contract Renewal of the Fund’s Existing Investment Management Agreement. The Board further noted its conclusion that each Fund’s performance was satisfactory.
Comparative Fees and Expenses
The Board reviewed and considered information regarding the proposed investment management fee to be charged by the Adviser pursuant to each Agreement. The Board noted that the investment management fee to be charged pursuant to each Agreement is the same investment management fee charged under the Existing Investment Management Agreement. The Board concluded that the investment management fee is reasonable.
Management Profitability and Economies of Scale
The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the Existing Investment Management Agreement with the Adviser had not changed as a result of the proposal to approve each Agreement.
Conclusion
Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the New Investment Management Agreement for an initial two-year period, subject to shareholder approval, and the Interim Investment Management Agreement for the Interim Period.
92   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

BOARD APPROVAL OF
INVESTMENT SUBADVISORY AGREEMENTS
PFM MULTI-MANAGER SERIES TRUST
PFM Multi-Manager Domestic Equity Fund
PFM Multi-Manager International Equity Fund
(each a “Fund”)
At a meeting held on September 27-28, 2021 (“Meeting”), the Board of Trustees (“Board”) of PFM Multi-Manager Series Trust (“Trust”), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“Independent Trustees”), reviewed and approved: (i) a new investment sub-advisory agreement between PFM Asset Management LLC (“Adviser”) and Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”) on behalf of the PFM Multi-Manager Domestic Equity Fund; and (ii) a new investment sub-advisory agreement between the Adviser and Ninety One North America, Inc. (“Ninety One”) on behalf of the PFM Multi-Manager International Equity Fund (each a “Sub-Advisory Agreement”) for an initial two-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve each new Sub-Advisory Agreement. Although the Sub-Advisory Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. Aristotle Atlantic and Ninety One are each referred to herein as a Sub-Adviser.
In considering each Sub-Advisory Agreement, the Board reviewed and considered information provided at the Meeting specifically related to the Sub-Advisory Agreement, as well as information about the management of the applicable Fund by the Adviser and other sub-advisers provided throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information each Sub-Adviser provided in response to a detailed due diligence request in connection with the approval of the applicable Sub-Advisory Agreement. The Board reviewed and considered all of the factors it deemed relevant in approving each Sub-Advisory Agreement, including, but not limited to: (i) the nature, extent and quality of the services to be provided by each Sub-Adviser; (ii) the costs of the services to be provided to each Fund; and (iii) the extent to which economies of scale may be realized as each Fund grows.
In approving each Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Sub-Advisory Agreement are fair and reasonable and that the Sub-advisory Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.
Nature, Extent and Quality of Services
The Board reviewed and considered information regarding the nature, extent and quality of investment sub-advisory services expected to be provided by each Sub-Adviser to the applicable Fund and its shareholders. In doing so, the Board noted that each Fund employs a “manager of managers” structure pursuant to an exemptive order (“Order”) granted to the Adviser by the U.S. Securities and Exchange Commission, whereby the Adviser is responsible for selecting sub-advisers (subject to Board and shareholder approval, as applicable), allocating each Fund’s assets among such sub-advisers, and overseeing the sub-advisers’ day-to-day management of their respective sleeves of each Fund. The Board further noted the responsibilities that each Sub-Adviser will have with respect to the portion of the applicable Fund’s assets that will be allocated to the Sub-Adviser by the Adviser (“Sub-Advised Portion”), including, among others, security selection for the Sub-Advised Portion consistent with agreed upon investment guidelines. The information reviewed and considered by the Board included, among other things, each Sub-Adviser’s proposed investment strategy, and ability to implement such investment strategy, including, but not limited to, the Sub-Adviser’s trading practices and investment decision processes. The Board also reviewed and considered, among other things, general information on the ownership structure, history, management, affiliations, financial condition and viability, and insurance coverage of each Sub-Adviser; each Sub-Adviser’s professional staff, including the experience and responsibilities of the investment team and potential conflicts of interests; information on how portfolio transactions would be effected; each Sub-Adviser’s risk management controls, including how each Sub-Adviser would comply with the applicable Fund’s investment guidelines; and each Sub-Adviser’s compliance program. The Board also considered the Adviser’s rationale for recommending the approval of each Sub-Adviser.
The Board further considered the Trust’s Chief Compliance Officer’s review of each Sub-Adviser’s compliance program and capabilities as such program and capabilities relate to the operations of the applicable Fund and the monitoring and testing of such program undertaken by the Trust’s Chief Compliance Officer. The Board also considered the selection and due diligence process employed by the Adviser in selecting and deciding to retain each Sub-Adviser as
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   93

a sub-adviser to the applicable Fund, including the due diligence undertaken with respect to the Sub-Adviser’s compliance and risk management capabilities.
Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by each Sub-Adviser to the applicable Fund and its shareholders.
Fund Performance
Because each Sub-Adviser has not yet managed any assets of the applicable Fund, the Board concluded that the applicable Fund’s current performance was not a relevant factor in its consideration of the respective Sub-Advisory Agreement. Notwithstanding, the Board did consider the historic performance of a composite for each Sub-Adviser.
The Board considered the historic performance of Aristotle Atlantic’s Aristotle Core Equity Composite (“Aristotle Portfolio”), which is a portfolio managed by Aristotle Atlantic that employs Aristotle Atlantic’s core equity strategy that is comparable to the investment strategy that Aristotle Atlantic will employ for the PFM Multi-Manager Domestic Equity Fund. The Board noted that the Aristotle Portfolio had underperformed its benchmark, the S&P 500 Index, for the quarter and one-year period ended June 30, 2021, but outperformed its benchmark for each of the three-, five- and seven- and 10-year periods ended June 30, 2021, as well as since inception (April 1, 2006). The Board noted that the performance provided for the Aristotle Portfolio from the inception date through July 31, 2013 was provided for supplemental purposes only based on Aristotle Atlantic’s representations that the performance was provided by a prior investment manager and was deemed reliable, but that Aristotle Atlantic had not been involved with the calculation of the performance during this time period.
The Board also considered the historic performance of Ninety One’s International Dynamic Equity Composite (“Ninety One Portfolio”), which is a portfolio managed by Ninety One that employs Ninety One’s international dynamic equity strategy that is comparable to the investment strategy that Ninety One will employ for the PFM Multi-Manager International Equity Fund. The Board noted that the Ninety One Portfolio had outperformed its benchmark, the MSCI AC World ex US NDR (pre Jan-11, MSCI EAFE NDR) Index, year-to-date as of June 30, 2021, and for each of the one-, three-, five- and 10-year periods and since inception (May 1, 2005) period ended June 30, 2021.
Comparative Fees and Expenses
The Board reviewed and considered information regarding the sub-advisory fee to be paid to each Sub-Adviser (each a “Sub-Advisory Fee”). The Board received confirmation that each Sub-Advisory Fee will be paid by the Adviser to the respective Sub-Adviser and is not an additional fee to be borne by the applicable Fund. The Board noted that each Sub-Advisory Fee to be paid by the Adviser to the respective Sub-Adviser was the product of arms-length negotiations between the Adviser and the Sub-Adviser. The Board concluded that each Sub-Advisory Fee is reasonable based on the information provided.
Management Profitability and Economies of Scale
The Board noted that it considered information it received at the Meeting regarding the expected impact of retaining each Sub-Adviser on the profitability of the Adviser consistent with the conditions of the Order. The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the September 2021 annual contract renewal of the existing investment management agreement with the Adviser had not changed as a result of the proposal to approve each Sub-Advisory Agreement.
Conclusion
Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved each Sub-Advisory Agreement for an initial two-year period.
94   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Information About Fund Expenses (unaudited)

As a shareholder of the Funds, it is important for you to understand the costs associated with your investment. Mutual fund costs can generally be categorized as two types: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. The Funds do not charge its shareholders transaction-based fees; however, as with all mutual funds, the Funds do incur operating expenses. When invested in the Funds, you will incur ongoing costs, including management fees and other operating expenses of the Funds.
The example in the table that follows is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at April 1, 2021, the beginning of the period, and held through September 30, 2021. This example illustrates the Funds’ expenses in two ways:
Actual Returns and Expenses The first section of the table below provides information to help you estimate the actual dollar amount of ongoing expenses (but not transaction costs) you paid on a $1,000 investment in the Fund using its actual return during the period. Simply divide your account value by $1,000, then multiply the result by the number in the line under the heading titled “Expenses Paid per $1,000 During Period” to estimate the expenses you paid on your account with the Fund during this period.
Hypothetical 5% Returns and Actual Expenses The second section of the table below is intended to help you compare the Funds’ ongoing expenses (but not transaction costs) with those of other mutual funds using the Funds’ actual expense ratio and a hypothetical rate of return of 5% per year before expenses. This is not the Funds’ actual rates of return, but is useful in making comparisons of the costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical cost with the actual fund expenses and 5% hypothetical cost examples that appear in the shareholder reports of other mutual funds.
	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratio Based on the Period	Expenses Paid per $1,000 During the Period(1),(2) 4/1/21 to 9/30/21
PFM Multi-Manager Domestic Equity Fund
Actual	$1,000.00	$1,080.30	0.38%	$1.98
Hypothetical (5% return before expenses)	$1,000.00	$1,023.16	0.38%	$1.93
PFM Multi-Manager International Equity Fund
Actual	$1,000.00	$1,034.50	0.65%	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
PFM Multi-Manager Fixed-Income Fund
Actual	$1,000.00	$1,021.90	0.54%	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	0.54%	$2.74

(1)
Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the one-half year period).

(2)
Reflects expenses after fee waivers and expense reimbursements.

Please note that the expenses shown in the preceding table are meant to highlight your ongoing costs only and do not reflect any transactional costs. The “Expenses Paid per $1,000 During Period” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. As noted above, the Funds do not charge its shareholders transaction-based fees; however, other funds to which the Funds are compared may charge such fees. If transactional-based fees were included in the 5% hypothetical example above, the overall costs of investing would be higher.
PFM Multi-Manager Series Trust Annual Report | September 30, 2021   95

Trustee and Officer Information (unaudited)

The Trust’s Board has overall responsibility for overseeing the Funds’ management and operations. The Board governs the Funds and is responsible for protecting the interests of shareholders. The Chair of the Board is not considered an “interested person” of the Trust (an “Independent Trustee”), as that term is defined in the 1940 Act. The Trustees are experienced individuals who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, oversee management of the risks associated with such activities and contractual arrangements, and review the Funds’ performance.
Any vacancy on the Board may be filled by the remaining Trustees of the Board, except to the extent the 1940 Act requires the election of Trustees by the shareholders. There are four Trustees on the Board, a majority of whom are Independent Trustees. To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to any person, including without limitation, the officers of the Funds, the Investment Adviser or any committee of the Board. Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may purchase shares, subject to the eligibility requirements described in the Prospectus.
The Board appoints officers who are responsible for the Trust’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board. The following table provides information with respect to each Trustee, including the Independent Trustees.
The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, by visiting the Trust’s website at https://mmst.pfmam.com or upon request by calling 1-833-PFM-MMST (1-833-736-6678).
Name, Address, and Year of Birth	Position(s) held with Trust	Term of Office* and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Bruce Aronow 213 Market Street Harrisburg, PA 17101 Year of birth: 1965	Trustee and Chair of the Board and Chair of the Audit Committee	Since November 2017	Chief Executive Officer, eLocalUSA LLC (advertising) (2008 – Present)	3	Trustee, Copeland Trust (2010 – Present).
Robert Bernstein 213 Market Street Harrisburg, PA 17101 Year of birth: 1954	Trustee	Since November 2017	Co-Founder, Senior Managing Director, Chief Investment Strategist, Envestnet Retirement Solutions (financial technology) (2009 – 2020) Founder, Chief Executive Officer and Managing Member, PRISM Global Advisors, LLC (personal family office and financial advisory firm) (2004 – Present)	3	Board Member, Fay Financial, Inc. (mortgage servicer) (2009 – Present); Board Chairman and Co-founder, Guitars Over Guns Organization (nonprofit) (2010 to Present).
Carmen A. Heredia-Lopez 213 Market Street Harrisburg, PA 17101 Year of birth: 1970	Trustee and Chair of the Nominating and Governance Committee	Since November 2017	Chief Investment Officer of Illinois Student Assistance Commission (2018 – Present); Director of Foundation Investments, W.K. Kellogg Foundation (private foundation) (2014 – 2017)	3	Trustee, Catholic United Investment Trust (2015 − Present); and Director, Prospanica (2013 − Present).
INTERESTED TRUSTEE
John Spagnola1 1735 Market Street, 43rd Floor Philadelphia, PA 19103 Year of birth: 1957	Trustee	Since November 2017	Managing Director, PFM Asset Management LLC (2002 – Present); Board member	3	Advisory Board, St. Rose of Lima Parish (2008 − Present); Director, Magee Rehabilitation Hospital (2008 – Present); Board Member, Greater Philadelphia Chamber of Commerce Advisory Board (2004 – Present); Investment Committee, Thomas Jefferson Health System (2018 to present).
96   PFM Multi-Manager Series Trust Annual Report | September 30, 2021

Trustee and Officer Information (unaudited)

*
Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

(1)
Mr. Spagnola is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because Mr. Spagnola is a managing director of PFM Asset Management LLC, the Investment Adviser.

The following lists the principal officers of the Trust, as well as their mailing addresses and year of birth, positions with the Trust and length of time served, and present and principal occupations:
Name, Address, and Year of Birth	Position(s) held with Trust	Term of Office* and Length of Time Served	Principal Occupation During Past Five Years
John Spagnola PFM Asset Management LLC 1735 Market Street, 43rd Floor Philadelphia, PA 19103 Year of birth: 1957	President and Chief Executive Officer	Since November 2017	Managing Director, PFM Asset Management LLC (2002 − present); Board member, Greater Philadelphia Chamber of Commerce (2004 to present); Board of Directors, Magee Rehabilitation Hospital, (2008 to present); Advisory Board, St. Rose of Lima Parish, (2008 to present); Investment Committee, Thomas Jefferson Health System (2018 to present).
Valentine James Link, Jr. PFM Asset Management LLC 1735 Market Street, 43rd Floor Philadelphia, PA 19103 Year of birth: 1962	Vice President	Since May 2019	Managing Director, PFM Asset Management LLC (2006 – present).
Daniel Hess PFM Asset Management LLC 213 Market Street Harrisburg, PA, 17101-2141 Year of birth: 1974	Treasurer	Since January 2019	Managing Director, PFM Asset Management LLC (2001 – present).
Marc Ammaturo PFM Asset Management LLC 1735 Market Street, 43rd Floor Philadelphia, PA 19103 Year of birth: 1973	Assistant Treasurer and Secretary	Assistant Treasurer since March 2019 Secretary since November 2019	Managing Director, PFM Asset Management LLC (2005 – present).
Leo Karwejna PFM Asset Management LLC 213 Market Street Harrisburg, PA 17101 Year of birth: 1976	Chief Compliance Officer	Since November 2017	Managing Director, PFM Asset Management LLC (2011 – present).
Maria De Ornelas State Street Bank & Trust Company One Lincoln Street, 8th Floor Boston, MA 02111 Year of birth: 1984	Assistant Secretary	Since May 2019	Assistant Vice President and Associate Counsel, State Street Bank and Trust Company (2015 – present).

*
The officers of the Trust each serve at the pleasure of the Board.

PFM Multi-Manager Series Trust Annual Report | September 30, 2021   97

Investment Adviser
PFM Asset Management LLC
213 Market Street
Harrisburg, Pennsylvania 17101
Distributor
PFM Fund Distributors, Inc.
213 Market Street
Harrisburg, Pennsylvania 17101
Administrator, Custodian & Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Independent Registered Public Accounting Firm
Ernst & Young LLP
2005 Market Street, Suite 700
Philadelphia, Pennsylvania 19103
Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
PFM Multi-Manager Series Trust
213 Market Street
Harrisburg, Pennsylvania 17101
1.833.736.6678

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, PFM Multi-Manager Series Trust (the “Registrant”), has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the Code of Ethics description in paragraph (b) of Item 2 of Form N-CSR.

(d)	The Registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)	The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has three “audit committee financial experts,” as that term is defined under Item 3(b) and 3(c) of Form N-CSR, serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Bruce Aronow, Robert Bernstein and Carmen Heredia-Lopez, who are “independent” trustees of the Registrant, as that term is defined under Item 3(a)(2) of Form N-CSR. The designation of Messrs. Aronow and Bernstein and Ms. Heredia-Lopez as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“EY”), the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements or services that are normally provided by EY in connection with the Registrant’s statutory and regulatory filings or engagements were $185,370 for the fiscal year ended September 30, 2021 and $188,850 for the fiscal year ended September 30, 2020.

Audit-Related Fees

(b)	The aggregate fees billed for each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2021 and $31,300 for the fiscal year ended September 30, 2020.

Tax Fees

(c)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY to the Registrant for tax compliance, tax advice, tax planning and tax return preparation were $75,685 for the fiscal year ended September 30, 2021 and $86,880 for the for the fiscal year ended September 30, 2020.

All Other Fees

(d)	The aggregate fees billed for each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2021 and $0 for the fiscal year ended September 30, 2020.

(e)(1)	The Registrant’s audit committee has adopted Pre-Approval Policies and Procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including non-audit services provided to the Registrant’s investment adviser(s) and to any affiliate of the investment adviser(s) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	The Registrant’s Audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years were $75,685 for the fiscal year ended September 30, 2021 and $118,180 for the fiscal year ended September 30, 2020.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2, is attached hereto.

(a)(2)	Certifications of the principal executive officer and principal financial and accounting officer of the Registrant, as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial and accounting officer of the Registrant, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PFM Multi-Manager Series Trust

By:	/s/ John Spagnola

John Spagnola

President (Principal Executive Officer)

Date:	December 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John Spagnola

John Spagnola

President (Principal Executive Officer)

Date:	December 6, 2021

By:	/s/ Daniel Hess

Daniel Hess

Treasurer (Principal Financial Officer)

Date:	December 6, 2021